     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 25, 2003


                                                     REGISTRATION NOS. 333-83074
                                                                       811-21038
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A
                        REGISTRATION STATEMENT UNDER            [ ]
                           THE SECURITIES ACT OF 1933
                         PRE-EFFECTIVE AMENDMENT NO.            [ ]
                       POST-EFFECTIVE AMENDMENT NO. 2           [X]
                                       AND
                        REGISTRATION STATEMENT UNDER            [ ]
                       THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 4                  [X]


                          MLIG VARIABLE INSURANCE TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            1300 MERRILL LYNCH DRIVE
                              PENNINGTON, NJ 08534
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (609) 274-5395
                                ----------------


                                                                               COPY TO:
                 BARRY G. SKOLNICK, ESQ.                                 STEPHEN E. ROTH, ESQ.
    SENIOR VICE PRESIDENT AND GENERAL COUNSEL                       SUTHERLAND ASBILL & BRENNAN LLP
          MERRILL LYNCH LIFE INSURANCE COMPANY                      1275 PENNSYLVANIA AVENUE, N.W.
                1300 MERRILL LYNCH DRIVE                                 WASHINGTON, DC 20004
                  PENNINGTON, NJ 08534
         (NAME AND ADDRESS OF AGENT FOR SERVICE)


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
[ ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485
[X] ON MAY 1, 2003 PURSUANT TO PARAGRAPH (b) OF RULE 485
[ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1) OF RULE 485
[ ] ON [DATE] PURSUANT TO PARAGRAPH (a)(1) OF RULE 485
[ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2) OF RULE 485
[ ] ON [DATE] PURSUANT TO PARAGRAPH (a)(2) OF RULE 485


IF APPROPRIATE, CHECK THE FOLLOWING BOX:
[ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
    PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

                                ----------------

               Title of Securities: Shares of Beneficial Interest

                         MLIG VARIABLE INSURANCE TRUST

                                   PROSPECTUS

                                  May 1, 2003

                    ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
                ROSZEL/PIMCO CCM CAPITAL APPRECIATION PORTFOLIO
                   ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
                    ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO
                     ROSZEL/PIMCO SMALL CAP VALUE PORTFOLIO
                  ROSZEL/JP MORGAN SMALL CAP GROWTH PORTFOLIO
                        ROSZEL/DELAWARE TREND PORTFOLIO
                  ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO

Shares of each Portfolio are offered exclusively to certain registered separate accounts of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY") as funding vehicles for certain variable annuity and variable life insurance contracts ("variable contracts") issued by them. Shares are not offered directly to the public.

An investment in a Portfolio of the Trust is not a bank deposit and is not insured, guaranteed, or endorsed by the Federal Deposit Insurance Corporation, or any other government agency. An investment in a Portfolio of the Trust involves investment risks, including possible loss of principal.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED SHARES OF
    THE TRUST OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                 Page
                                                                 ----
INTRODUCTION................................................       1
  Roszel/Lord Abbett Affiliated Portfolio...................       4
  Roszel/PIMCO CCM Capital Appreciation Portfolio...........       5
  Roszel/Lord Abbett Mid Cap Value Portfolio................       6
  Roszel/Seligman Mid Cap Growth Portfolio..................       7
  Roszel/PIMCO Small Cap Value Portfolio....................       8
  Roszel/JP Morgan Small Cap Growth Portfolio...............       9
  Roszel/Delaware Trend Portfolio...........................      10
  Roszel/Lord Abbett Bond Debenture Portfolio...............      11
FEES AND EXPENSES...........................................      12
INFORMATION ABOUT THE RISKS OF CERTAIN INVESTMENTS AND
  INVESTMENT TECHNIQUES.....................................      14
INVESTMENT MANAGEMENT.......................................      17
OTHER INFORMATION...........................................      21
FINANCIAL HIGHLIGHTS........................................      24
SERVICE PROVIDERS...........................................      26
APPENDIX....................................................      27
OBTAINING ADDITIONAL INFORMATION ABOUT THE TRUST............  Back Cover

                                  INTRODUCTION

This prospectus describes eight Portfolios offered by the Trust. Each Portfolio is a separate investment portfolio or mutual fund and has its own investment objective, investment strategies, restrictions, and attendant risks. An investor should consider each Portfolio separately to determine if it is an appropriate investment. No one can assure that a Portfolio will achieve its investment objective and investors should not consider any one Portfolio to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Portfolio. The investment objective of each Portfolio, the investment strategies by which it seeks its objective, and those investment restrictions not specifically designated as fundamental, may be changed by the Trust's board of trustees without shareholder approval. Certain investment restrictions described in the Statement of Additional Information are fundamental and may only be changed with shareholder approval.


Performance information is not available as the Portfolios have not completed one calendar year of operations. Performance information will be available once the Portfolios have completed one calendar year.



Notwithstanding its investment objective, each Portfolio may, for temporary defensive purposes, invest all of its assets in cash and/or money market instruments. To the extent that a Portfolio adopts a temporary defensive position, the Portfolio may not achieve its investment objective.


GENERAL DISCUSSION OF RISKS

Different types of securities, investments and investment techniques used by each Portfolio all have attendant risks of varying degrees.

EQUITY SECURITIES. In general, the values of equity securities fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity securities that a Portfolio holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock's price. This is known as market risk. U.S. equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets exhibit fewer clear trends and tend to reflect unpredictable local economic and financial conditions. Equity securities are also subject to financial risk, which is the risk that the issuer's earnings prospects and overall financial position will deteriorate, causing a decline in the security's value. Therefore, the value of an investment in those Portfolios that hold equity securities may increase or decrease.

INCOME-BEARING SECURITIES. In general, income-bearing securities are subject to the risk of income volatility, interest rate risk (a type of market risk), credit risk (a type of financial risk) and, as to some income-bearing securities, prepayment/extension risk. Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of income-bearing securities. Credit risk relates to the ability of an issuer of a debt security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a Portfolio to lose its investment in the security.

In general, interest rate risk is the risk that when prevailing interest rates decline, the market value of income-bearing securities (particularly fixed-income securities) tends to increase. Conversely, when prevailing interest rates increase, the market value of income-bearing securities (particularly fixed-income securities) tends to decline.

Prepayment risk and extension risk are normally present in adjustable rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of income-bearing securities held by a Portfolio, can result in losses to investors in the Portfolio.

STYLE RISK. Portfolios with Advisers that use either a VALUE INVESTING or a GROWTH INVESTING style, entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time. When this occurs, investors, such as the Portfolios, holding such securities may experience significant declines in the value of their portfolios. Style risk, therefore, is the risk that a Portfolio's VALUE INVESTING or GROWTH INVESTING style falls out of favor with investors for a period of time.

TERMS USED IN THIS PROSPECTUS

ADVISER: The Trust's investment manager, Roszel Advisors, LLC or any subadviser retained by it.

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

FOREIGN GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by a foreign government or its agencies or instrumentalities.

FOREIGN ISSUERS: (1) Companies organized outside the United States, (2) companies whose securities are principally traded outside of the United States,
(3) companies having their principal business operations outside of the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

GOVERNMENT SECURITIES: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

HIGH-GRADE SECURITIES: Securities rated, at the time of purchase, in the three highest categories by a nationally-recognized statistical rating organization ("NRSRO") (e.g., A or higher by Moody's Investors Service ("Moody's") or Standard & Poor's ("S&P")) or unrated securities that the Adviser determines are of comparable quality.

INCOME-BEARING SECURITIES: Bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); and preferred stock or other securities that pay dividends.

INVESTMENT GRADE SECURITIES: Securities rated, at the time of purchase, in the four highest categories by an NRSRO (e.g., Baa or higher by Moody's or BBB or higher by S&P) or unrated securities that the Adviser determines are of comparable quality.

LARGE CAPITALIZATION: Large capitalization means securities with a market capitalization falling within the range represented by the Russell 1000(R) Index. As of May 31, 2002 this range was between approximately $1.3 billion and $309 billion. The average market capitalization of such securities was approximately $11 billion and the median market capitalization was approximately $3.5 billion.

LOWER-RATED SECURITIES: Securities rated, at the time of purchase, lower than investment grade by an NRSRO, or unrated securities that the Adviser determines are of comparable quality. Lower-Rated Securities are subject to above-average market risk and financial risk and are commonly referred to as "junkbonds."

MID CAPITALIZATION: Mid capitalization means securities with a market capitalization falling within the range represented by the Russell Midcap(R) Index. As of May 31, 2002 this range was between approximately $1.3 billion and $10.8 billion. The average market capitalization of such securities was approximately $3.6 billion and the median market capitalization was approximately $2.8 billion.

NON-DOLLAR SECURITIES:  Securities denominated or quoted in foreign currency.

PRIMARILY: Where the description of a Portfolio indicates that it invests primarily in certain types of securities, this means that, under normal market conditions, it invests at least 80% of its net assets (plus borrowings for investment) in such securities.

SAI: The Trust's statement of additional information which contains additional information about the Trust and the Portfolios.

SMALL CAPITALIZATION: Small capitalization means securities with a market capitalization falling within the range represented by the Russell 2000(R) Index. As of May 31, 2002 this range was between approximately $128 million and $1.3 billion. The average market capitalization of such securities was approximately $490 million and the median market capitalization was approximately $395 million.

ADVISERS

Roszel Advisors, LLC ("Roszel Advisors") is the investment manager of the Trust and each of the Portfolios. As investment manager, Roszel Advisors is responsible for overall management of the Trust and for retaining Advisers to manage the assets of each Portfolio according to its investment objective and strategies. The Adviser for each Portfolio is identified near the top of the page describing the Portfolio. From time to time, Roszel Advisors may change a Portfolio's Adviser. For more detailed information about Roszel Advisors and the other Advisers, see "Investment Management."

ADVISER MANAGEMENT STYLES

VALUE INVESTING: A portfolio management style that involves seeking securities that:

     - Exhibit low financial ratios (particularly stock price-to-book value, but also stock price-to-earnings and stock price-to-cash flow);

     - Can be acquired for less than what an Adviser believes is the issuer's intrinsic value;

     - Appear attractive on a dividend discount model.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to an Adviser to have strong potential for capital appreciation, or securities of "special situation" companies. A special situation company is one that an Adviser believes has potential for significant future earnings growth, but has not performed well in the recent past. Such companies include ones undergoing management changes, corporate or asset restructuring or having significantly undervalued assets. For most Advisers, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about, and qualitative analysis of, such companies and issuers. Identifying issuers whose securities are undervalued in light of qualitative factors, involves quantitative analysis focusing on financial ratios and other measures of values.

GROWTH INVESTING. A portfolio management style that involves seeking securities of issuers with above-average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Generally such securities are those of issuers with strong business franchises and favorable long-term growth prospects. Often such issuers are companies with a strong competitive position within their industry or a competitive position within a very strong industry. For most Advisers, growth investing entails analyzing the quality of an issuer's earnings (i.e., the degree to which earnings are derived from sustainable, cash-based sources). For many Advisers, growth investing means analyzing issuers as if they are buying the company or its business, not simply trading its securities. For some Advisers, growth investing also may involve fundamental research about and qualitative analysis of particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of the company's securities.

                    ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation and income.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Lord, Abbett & Co. LLC

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in LARGE CAPITALIZATION EQUITY SECURITIES of seasoned U.S. and multinational companies that the Adviser believes are undervalued by the market.

The Adviser uses a VALUE INVESTING style. The Adviser's approach is to invest in stocks selling at reasonable prices in relation to the Adviser's assessment of their potential value. The Adviser generally sells a stock when it has reached the Adviser's valuation target or when its issuer seems less likely to benefit from the current market and economic environment or shows deteriorating fundamentals. The Portfolio's performance benchmark is the S&P 500 Barra Value Index.

The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS (primarily American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that emphasize investments in INCOME-BEARING SECURITIES. This Portfolio also is subject to substantial style risk in that VALUE INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

                     ROSZEL/PIMCO CCM CAPITAL APPRECIATION
                                   PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by PIMCO Advisors Retail Holdings LLC/Cadence Capital Management LLC

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing at least 65% of its total assets in LARGE CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have a potential for high earnings growth rates. Generally such securities are those of well-established issuers with strong business franchises and favorable long-term growth prospects.


The Adviser uses a style that combines favorable growth prospects with attractive valuations, or a "growth at a reasonable price" strategy. The Adviser seeks to consistently achieve a favorable balance of growth and value characteristics for the Portfolio with stocks of companies in the Russell 1000 Index and the S&P 500 Index. The Adviser screens such companies for a series of quantitative growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time and the company's history of meeting earnings targets as well as ratios that often reveal value, such as price-to-earnings, price-to-book and price-to-cash flow. The Adviser then selects individual stocks by subjecting the most promising issuers in the screened universe to a rigorous analysis of qualitative factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The Adviser looks to sell a stock when its price declines relative to all stocks in the Portfolio's capitalization range or to companies in the same business sector or when its issuer's earnings decline. A stock may also be sold if its weighting in the Portfolio becomes excessive (normally above 2% of the Portfolio's investments). The Portfolio's performance benchmark is the S&P 500 Index.


The Portfolio may invest up to 10% of its total assets in SECURITIES OF FOREIGN ISSUERS (primarily American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in INCOME-BEARING SECURITIES.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

                   ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Lord, Abbett & Co. LLC

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in MID CAPITALIZATION EQUITY SECURITIES that the Adviser believes are undervalued by the market.

The Adviser uses a VALUE INVESTING style. The Adviser's approach is to invest in MID CAPITALIZATION securities; generally those with capitalizations between $500 million and $10 billion. The Adviser emphasizes qualitative analysis of companies and seeks to identify those whose securities have the potential for significant market appreciation due to growing recognition or anticipation of improvement in their financial results. Often these are companies where one or more catalysts exist that are likely to increase its earnings over the next several years. Such catalysts include:

- changes in economic and financial environment
- new or improved products or services
- new or rapidly expanding markets
- changes in management or structure of the company
- price increases for the company's products or services
- improved efficiencies resulting from new technologies or changes in distribution
- changes in government regulations, political climate or competitive conditions.

The Adviser's "sell discipline" revolves around the catalyst running its course or diminishing rather than quantitative factors.

The Portfolio's performance benchmark is the Russell Midcap Value Index.

The Portfolio may invest up to 20% of its total assets in SECURITIES OF FOREIGN ISSUERS.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of mid size companies that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in either INCOME-BEARING SECURITIES or LARGE CAPITALIZATION EQUITY SECURITIES. Securities issued by mid size companies may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that VALUE INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

                    ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by J. & W. Seligman & Co. Incorporated.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in MID CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have a potential for high earnings growth rates.

The Adviser uses a GROWTH INVESTING style. The Adviser's approach is to screen companies using both quantitative and qualitative analysis. The Adviser first screens companies for past growth in sales and earnings, as well as a strong balance sheet. In selecting individual securities, the Adviser looks to identify companies that it believes display one or more of the following:

- Positive supply and demand outlook for its industry
- Track record of high earnings growth rates
- Strong management
- Multiple product lines
- Potential for improvement in operations that could be a catalyst for growth in revenues and/or earnings
- Attractive valuation relative to anticipated earnings growth

The Portfolio may from time to time, invest in a variety of INCOME-BEARING SECURITIES. The Portfolio's performance benchmark is the Russell Midcap Growth Index.

The Portfolio may invest up to 10% of its total assets in SECURITIES OF FOREIGN ISSUERS.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of mid size companies that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in either INCOME-BEARING SECURITIES or LARGE CAPITALIZATION EQUITY SECURITIES. Securities issued by mid size companies may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that GROWTH INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

                     ROSZEL/PIMCO SMALL CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by PIMCO Advisors Retail Holdings LLC/NFJ Investment Group L.P.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in SMALL CAPITALIZATION EQUITY SECURITIES that the Adviser believes are undervalued by the market.

The Adviser uses a VALUE INVESTING style. The Adviser screens SMALL CAPITALIZATION stocks to identify around 500 that it believes are undervalued. The screening is done using traditional quantitative and qualitative factors evaluated both on a relative basis (compared to securities of issuers in the same industry) and on an "absolute" basis (compared to the overall market). The Adviser then narrows its field using further quantitative analysis of factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices) and earnings momentum (i.e., changes in analyst's earnings-per-share estimates) relative to dividend yields and liquidity and selects from among them, those that pay dividends. The Adviser generally tries to maintain about 100 stocks in equal amounts in the Portfolio without having more than 10% of total assets in securities of issuers in a single industry. The Portfolio's performance benchmark is the Russell 2000 Value Index.

The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of smaller companies that may appreciate in value, this Portfolio typically experiences greater volatility over time than funds that invest primarily in EQUITY SECURITIES of larger companies or funds that invest in equity securities representing a greater range of market capitalizations. Smaller companies may have limited product lines, markets, or financial resources and their securities may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that VALUE INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

                  ROSZEL/JP MORGAN SMALL CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by J.P. Morgan Fleming Asset Management (USA) Inc.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in SMALL CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have a potential for high earnings growth rates.


The Adviser uses a GROWTH INVESTING style. The Portfolio generally holds securities with market capitalizations within the capitalization range of its performance benchmark, the S&P Small Cap 600/Barra Growth Index. The Adviser focuses on SMALL CAPITALIZATION securities of issuers with strong earnings prospects that are increasing their market share. The Adviser emphasizes companies with accelerating revenue growth, sustainable earnings trends, a strong management team and attractive profitability characteristics. Qualitative factors that the Adviser looks for include dominant market share, proprietary technology, new product cycle, barriers to entry and modest financial leverage. The Portfolio is more broadly diversified than many of its peers and maintains investments in all sectors of its performance benchmark.


The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of smaller companies that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in INCOME-BEARING SECURITIES or funds that invest in EQUITY SECURITIES representing a greater range of market capitalizations. Smaller companies may have limited product lines, markets, or financial resources and their securities may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that GROWTH INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

                        ROSZEL/DELAWARE TREND PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.
PORTFOLIO MANAGEMENT
The Portfolio is managed by Delaware Management Company.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing at least 65% of its total assets in SMALL CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have a potential for high earnings growth rates.

The Adviser uses a GROWTH INVESTING style. The Adviser seeks small companies that offer substantial opportunities for long-term price appreciation because they are poised to benefit from changing and dominant social and political trends. The Adviser evaluates a company's management, product development and sales and earnings. The Adviser uses a "bottom-up" approach for this evaluation and seeks market leaders, strong product cycles, innovative concepts and industry trends.

The Adviser believes that companies in the early stages of their development often offer the greatest opportunities for rising stock prices and that the key to investing successfully in small companies is to invest in them before their stock price matches their growth potential. To do this, the Adviser relies on its own research to study:

     - the operational history of the company;

     - its strategic focus; and

     - its competitive environment.

The Adviser also looks at price-to-earnings ratios, estimated growth rates, market capitalization and cash flows to determine how attractive a company is relative to other companies.

Because there is added risk when investing in small companies, which may still be in their early developmental stages, the Adviser seeks a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries. The Portfolio's performance benchmark is the Russell 2500 Growth Index.

As small companies grow, the securities of some may increase in value beyond SMALL CAPITALIZATION, however, the Adviser may hold such securities until it believes they have reached their growth potential.

The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?
As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of smaller companies that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in INCOME-BEARING SECURITIES or funds that invest in EQUITY SECURITIES representing a greater range of market capitalizations. Smaller companies may have limited product lines, markets, or financial resources and their securities may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that GROWTH INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

                  ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks a high total return through both income and capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Lord, Abbett & Co. LLC

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?


The Portfolio invests PRIMARILY in a wide variety of INCOME-BEARING SECURITIES including convertible bonds and debt securities with equity warrants. At least 20% of the Portfolios' total assets are invested in a combination of INVESTMENT GRADE SECURITIES, GOVERNMENT SECURITIES and MONEY MARKET INSTRUMENTS. As to the remainder of the Portfolio, there are no credit quality limitations and up to 80% of the Portfolio's total assets may be invested in LOWER-RATED DEBT SECURITIES. The Adviser focuses on high yield debt securities, from which it attempts to obtain both high income and reasonable capital appreciation. Nonetheless, at various times the Adviser may shift substantial portions of the Portfolio's assets into other types of INCOME-BEARING SECURITIES so as to change the character of the Portfolio. For example, it could invest substantial amounts in convertible bonds or other INCOME-BEARING SECURITIES having equity characteristics. The Portfolio's performance benchmark is the Merrill Lynch U.S. High Yield Master II Index.


The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS (including those located in countries with emerging economies or securities markets) and NON-DOLLAR SECURITIES.

A detailed description of rating categories is contained in the SAI.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with most income mutual funds, the Portfolio is subject to interest rate risk. Other factors may affect the market price and yield of the Portfolio's securities, including investor demand and domestic and worldwide economic conditions. Loss of money is a significant risk of investing in this Portfolio. Because the Portfolio invests largely in LOWER-RATED SECURITIES it is subject to considerable credit risk and income volatility as well as some prepayment/ extension risk. LOWER-RATED SECURITIES are of lower quality (sometimes substantially lower) and therefore are commonly referred to as "junk bonds." To the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

                               FEES AND EXPENSES

The following tables describe the fees and expenses that you pay if you buy and hold shares of the Portfolios.

     SHAREHOLDER FEES (DEDUCTED DIRECTLY FROM GROSS AMOUNT OF TRANSACTION)


Maximum Sales Charge Imposed on Purchases (percentage of
  offering price)...........................................  N/A
Maximum Deferred Sales Charge...............................  N/A
Maximum Sales Charge Imposed on Reinvested Dividends and
  Other Distributions.......................................  N/A
Redemption Fee..............................................  N/A
Exchange Fee................................................  N/A



Shareholder fees do not reflect variable contract expenses, fees and charges. If these expenses, fees and charges were included, your costs would be higher.


      ANNUAL PORTFOLIO OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)

                                                                         TOTAL
                                                                        ANNUAL
                                                                       PORTFOLIO
                                            MANAGEMENT      OTHER      OPERATING        EXPENSE          NET
                                               FEES      EXPENSES(1)   EXPENSES    REIMBURSEMENTS(2)   EXPENSES
                                            ----------   -----------   ---------   -----------------   --------
Roszel/Lord Abbett Affiliated Portfolio...     0.80%        0.97%        1.77%           0.67%           1.10%
Roszel/PIMCO CCM Capital Appreciation
  Portfolio...............................     0.80%        0.97%        1.77%           0.67%           1.10%
Roszel/Lord Abbett Mid Cap Value
  Portfolio...............................     0.85%        0.54%        1.39%           0.24%           1.15%
Roszel/Seligman Mid Cap Growth
  Portfolio...............................     0.85%        0.92%        1.77%           0.62%           1.15%
Roszel/PIMCO Small Cap Value Portfolio....     0.85%        0.55%        1.40%           0.25%           1.15%
Roszel/JP Morgan Small Cap Growth
  Portfolio...............................     0.95%        0.72%        1.67%           0.42%           1.25%
Roszel/Delaware Trend Portfolio...........     0.85%        0.97%        1.82%           0.67%           1.15%
Roszel/Lord Abbett Bond Debenture
  Portfolio...............................     0.80%        3.87%        4.67%           3.57%           1.10%

---------------

(1) Other expenses are based on estimated amounts for the current fiscal year.


(2) The Trust has entered into an expense limitation agreement with Roszel Advisors whereby Roszel Advisors agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed certain limits. The expense limitation agreement is effective through December 31, 2003, and is expected to continue from year to year, provided the continuance is approved by the Trust's board of trustees.


EXAMPLE

The following example is intended to help you compare the cost of investing in shares of the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The costs would be the same if you do not redeem your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                              1 YEAR   3 YEARS
                                                              ------   -------
Roszel/Lord Abbett Affiliated Portfolio.....................   112        492
Roszel/PIMCO CCM Capital Appreciation Portfolio.............   112        492

                                                              1 YEAR   3 YEARS
                                                              ------   -------
Roszel/Lord Abbett Mid Cap Value Portfolio..................   117        416
Roszel/Seligman Mid Cap Growth Portfolio....................   117        497
Roszel/PIMCO Small Cap Value Portfolio......................   117        419
Roszel/JP Morgan Small Cap Growth Portfolio.................   127        486
Roszel/Delaware Trend Portfolio.............................   117        507
Roszel/Lord Abbett Bond Debenture Portfolio.................   112      1,086


The example does not reflect sales charges (loads) on reinvested dividends and other distributions because the Portfolios do not impose sales charges. The example does not reflect variable contract expenses, fees and charges. If these expenses, fees and charges were included, your costs would be higher.

                     INFORMATION ABOUT THE RISKS OF CERTAIN
                     INVESTMENTS AND INVESTMENT TECHNIQUES

GOVERNMENT SECURITIES

Each Portfolio may invest in GOVERNMENT SECURITIES. GOVERNMENT SECURITIES include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. GOVERNMENT SECURITIES may be supported by the: (a) full faith credit of the U.S. Treasury,
(2) right of the issuer to borrow from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the issuer, or (d) only the credit of the issuer. GOVERNMENT SECURITIES also include Treasury receipts, zero coupon bonds and other stripped GOVERNMENT SECURITIES, where the principal and interest components of the stripped GOVERNMENT SECURITIES are traded independently. Certain Portfolios also may invest in custody receipts that evidence ownership of future interest payments, principal payments, or both, on certain GOVERNMENT SECURITIES. For certain securities law purposes, custody receipts are not considered GOVERNMENT SECURITIES.

GOVERNMENT SECURITIES generally entail interest rate risk comparable with other HIGH-GRADE SECURITIES although, at times, certain stripped GOVERNMENT SECURITIES may entail a greater degree of interest rate risk. GOVERNMENT SECURITIES in categories (a) and (b) entail virtually no credit risk, while those in categories (c) and (d) and stripped GOVERNMENT SECURITIES entail a small degree of such risk. Except for mortgage-backed GOVERNMENT SECURITIES, GOVERNMENT SECURITIES do not entail prepayment or extension risk.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Although not a principal investment strategy, certain Portfolios may purchase and sell option contracts, enter into futures contracts or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates. These techniques permit a Portfolio to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a Portfolio to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

Advisers also use these techniques to manage risk by hedging a Portfolio's portfolio investments. Hedging techniques may not always be available to the Portfolios; and it may not always be feasible for an Adviser to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a Portfolio could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Adviser expects. As a result, the use of these techniques may result in losses to a Portfolio or increase volatility in a Portfolio's performance.

SECURITIES OF FOREIGN ISSUERS

The Portfolios may invest in SECURITIES OF FOREIGN ISSUERS as part of their principal investment strategy. Some of these Portfolios also may invest in NON-DOLLAR SECURITIES.

Investments in the SECURITIES OF FOREIGN ISSUERS or investments in NON-DOLLAR SECURITIES involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some FOREIGN ISSUERS may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of a Portfolio to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio investment or, if the Portfolio has entered into a contract to sell the investment, could result in possible liability to the purchaser.

FOREIGN ISSUERS are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a FOREIGN ISSUER than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a Portfolio, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

SMALL CAPITALIZATION COMPANIES

The Portfolios whose investment strategy includes investment in securities of SMALL CAPITALIZATION securities do so as part of their principal investment strategy.

Historically, SMALL CAPITALIZATION stocks, including stocks of recently organized companies, have been more volatile in price than the larger market capitalization stocks. As a result, investing in the securities of such companies involves greater risk and the possibility of greater price volatility. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are more thinly traded than those of larger companies and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with SMALL CAPITALIZATION SECURITIES are often higher than those with larger capitalizations.

"WHEN-ISSUED" AND DELAYED DELIVERY TRANSACTIONS

Certain of the Portfolios may purchase newly-issued securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. When-issued or delayed delivery transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery to take place at a future date. These transactions allow the Portfolio to lock in an attractive purchase price or yield on a security the Portfolio intends to purchase or an attractive sale price on a security the Portfolio intends to sell. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase or sale and settlement, no payment is made or received by a Portfolio and, for delayed delivery purchases, no interest accrues to the Portfolio. A Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Portfolio reserves the right to sell such securities before the settlement date if deemed advisable.

At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will segregate the security on the Trust's accounting records, record the transaction and reflect the amount due and the market value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will segregate the security on the Trust's accounting records, record the transaction and include the proceeds to be received in determining its net asset value. Accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are not reflected in the net asset value so long as the commitment remains in effect.

LOWER-RATED DEBT SECURITIES

As part of its principal investment strategy, Roszel/Lord Abbett Bond Debenture Portfolio may invest a substantial portion of its assets in high-yielding INCOME-BEARING SECURITIES rated below INVESTMENT GRADE. Other Portfolios also may invest in below investment grade securities, but not as a principal investment strategy. Securities rated below INVESTMENT GRADE are commonly known as "junk bonds." These LOWER-RATED SECURITIES are, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with their terms and generally entail more credit risk than higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such LOWER-RATED SECURITIES also tend to be more sensitive to economic conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not accurate, regarding LOWER-RATED SECURITIES may depress prices and diminish liquidity for such securities. Factors adversely affecting the market value of LOWER-RATED SECURITIES adversely affect a Portfolio's net asset value. In addition, a Portfolio may incur additional expenses to the extent it may be required to seek recovery upon a default in the payment of principal or interest on its INCOME-BEARING SECURITIES. Although some risk is inherent in all securities, holders of INCOME-BEARING SECURITIES have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in such securities generally entails less financial risk than an investment in EQUITY SECURITIES of the same issuer.

Lower-rated debt securities may be issued by corporations in the early stages of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue LOWER-RATED SECURITIES are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with INVESTMENT GRADE SECURITIES. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of LOWER-RATED SECURITIES may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of LOWER-RATED SECURITIES because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

LOWER-RATED SECURITIES frequently have call or buy-back features that would permit an issuer to call or repurchase the security from the Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio.

A Portfolio may have difficulty disposing of certain LOWER-RATED SECURITIES for which there is a thin trading market. Because not all dealers maintain markets in all LOWER-RATED SECURITIES, there is no established retail secondary market for many of these securities, and the Trust anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for LOWER-RATED SECURITIES, it is generally not as liquid as that for INVESTMENT GRADE SECURITIES. The lack of a liquid secondary market may have an adverse impact on market value of such securities and a Portfolio's ability to dispose of them when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Trust to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

It is likely that a major economic recession could severely affect the market for and the values of LOWER-RATED SECURITIES, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

A Portfolio may acquire LOWER-RATED SECURITIES that are sold without registration under the federal securities laws and therefore carry restrictions on resale. The SAI contains more information about the risks of restricted securities. A Portfolio may acquire LOWER-RATED SECURITIES during an initial offering. Such securities involve special risks because they are new issues.

Additional information regarding the rating categories for INCOME-BEARING SECURITIES appears in the appendix of the SAI.

                             INVESTMENT MANAGEMENT

ROSZEL ADVISORS

Roszel Advisors is the investment manager of the Trust and each of the Portfolios. As investment manager, Roszel Advisors is responsible for overall management of the Trust and for retaining additional Advisers to manage the assets of each Portfolio. Roszel Advisors, at its own expense, furnishes the Trust with officers, clerical services and other personnel, as well as office space, facilities and equipment necessary to administer the business affairs of the Trust. Likewise, Roszel Advisors retains and supervises third-party service providers paid by the Trust to perform certain operational functions. These include J.P. Morgan Investor Services Co., the Trust's administrator, which is responsible for, among other tasks, the valuation of each Portfolio's assets and other accounting functions.

Roszel Advisors uses a "manager of managers" approach to selecting and supervising specialist Advisers to manage the investment portfolios of each Portfolio. Roszel Advisors selects Advisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself is not a significant factor in selecting or terminating Advisers. Roszel Advisors does not anticipate frequent changes in Advisers. The Trust's board of trustees reviews and approves Roszel Advisors's selection or dismissal of Advisers. In the event of a change in a Portfolio's Adviser, variable contract owners invested in that Portfolio will be sent an information statement providing information about the new Adviser within 90 days of such change.

MANAGEMENT FEES

The following table shows the annual management fee rate paid to Roszel Advisors by each Portfolio.

                                                                 ANNUAL RATE
                                                               (AS PERCENTAGE
                                                                 OF AVERAGE
                         PORTFOLIO                            DAILY NET ASSETS)
                         ---------                            -----------------
Roszel/Lord Abbett Affiliated Portfolio.....................        0.80%
Roszel/PIMCO CCM Capital Appreciation Portfolio.............        0.80%
Roszel/Lord Abbett Mid Cap Value Portfolio..................        0.85%
Roszel/Seligman Mid Cap Growth Portfolio....................        0.85%
Roszel/PIMCO Small Cap Value Portfolio......................        0.85%
Roszel/JP Morgan Small Cap Growth Portfolio.................        0.95%
Roszel/Delaware Trend Portfolio.............................        0.85%
Roszel/Lord Abbett Bond Debenture Portfolio.................        0.80%

OTHER ADVISERS

Each Portfolio is managed by an Adviser selected by Roszel Advisors to bring specific asset management style expertise strategy to the management of that Portfolio. The table below summarizes the background data with respect to the Adviser that manages each Portfolio's assets.

LORD, ABBETT & CO. LLC                   ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
90 Hudson Street
Jersey City, NJ 07302-3973


Lord, Abbett & Co. LLC, founded in 1929, manages one of the nation's oldest mutual fund complexes, with approximately $48 billion in more than 40 mutual fund portfolios and other advisory accounts, as of December 31, 2002.


Robert G. Morris, CFA, partner and director of equity investments, jointly manages the Portfolio. Mr. Morris joined Lord, Abbett & Co. LLC in 1991. He previously worked at Chase Manhattan Bank where he served as vice president & manager of Equity & Equity Investment Research. Mr. Morris has a B.A. in Economics from the State University of NY-Buffalo and a M.A. from Northwestern University.

W. Thomas Hudson, Jr., CFA, partner and investment manager, jointly manages the Portfolio. Mr. Hudson joined Lord, Abbett & Co. LLC in 1982 as director of research and in 1989 changed his responsibilities to include portfolio management and special situations research. Mr. Hudson has a B.S. in Finance and Accounting from St. Mary's College.

Eli M. Salzmann, partner and director of institutional equity investments, jointly manages the Portfolio. He joined Lord, Abbett & Co. LLC in 1997 from Mutual of America where he was a portfolio manager and analyst. Mr. Salzmann has a B.A. from Princeton University and a M.B.A. from New York University.

Sholom Dinsky, partner and Large Cap Value Investment Manager, jointly manages the Portfolio. Mr. Dinsky joined Lord, Abbett & Co. LLC in 2000. He previously worked at Prudential Asset Management where he served as a managing director. Mr. Dinsky has a B.B.A. from City College of New York-Baruch School of Business and a M.A. from Northwestern University.

PIMCO ADVISORS RETAIL HOLDINGS LLC/        ROSZEL/PIMCO CCM CAPITAL APPRECIATION
PORTFOLIO
CADENCE CAPITAL MANAGEMENT LLC
1345 Avenue of the Americas
New York, NY 10105


PIMCO Advisors Retail Holdings LLC and its investment affiliates had approximately $405 billion in assets under management as of December 31, 2002.



Cadence Capital Management LLC, located at 265 Franklin Street, 11th Floor, Boston, MA, provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence Capital Management LLC, commenced operations in 1988. Accounts managed by Cadence Capital Management LLC had combined assets as of December 31, 2002 of approximately $4.3 billion.


David B. Breed, Managing Director, Chief Executive Officer, Chief Investment Officer and founding partner of Cadence Capital Management LLC, and Member of the Management Board of PIMCO Funds Advisors jointly manages the Portfolio. He is a research generalist and has led the team of portfolio managers and analysts since 1988. Mr. Breed has managed separate equity accounts for many institutional clients and has led the team that manages the PIMCO Funds sub-advised by Cadence since 1991.

William B. Bannick, Managing Director and Executive Vice President at Cadence Capital Management LLC, jointly manages the Portfolio. Mr. Bannick is a research generalist and Senior Portfolio Manager for the Cadence team. He has managed separately managed equity accounts for various Cadence institutional clients and has been a member of the team that manages the PIMCO Funds sub-advised by Cadence since joining Cadence in 1992.

Katherine A. Burdon, Managing Director and Senior Portfolio Manager at Cadence Capital Management LLC, jointly manages the Portfolio. Ms. Burdon is a research generalist and has managed separately managed equity accounts for various Cadence institutional clients and has been a member of the team that manages the PIMCO Funds sub-advised by Cadence since joining Cadence in 1993.

LORD, ABBETT & CO. LLC                ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
90 Hudson Street
11th Floor
Jersey City, NJ 07302


Lord, Abbett & Co. LLC, founded in 1929, manages one of the nation's oldest mutual fund complexes, with approximately $48 billion in assets under management as of December 31, 2002.


Edward K. von der Linde manages the Portfolio. Mr. von der Linde joined Lord, Abbett & Co. LLC in 1988. Before that, he was as an investment analyst at New York Life Insurance Company. He has a B.A. from Lake Forest College in International Relations and a M.B.A. in Finance from New York University.

J. & W. SELIGMAN & CO. INCORPORATED     ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO
100 Park Avenue
New York, NY 10017


J. & W. Seligman & Co. Incorporated, founded in 1864, provides management and advisory services to institutional clients and individuals. Additionally, it manages Tri-Continental Corporation, the largest publicly traded, diversified closed-end investment company in the United States, and two closed-end municipal bond funds which are traded on the New York Stock Exchange. J. & W. Seligman & Co. Incorporated had assets of approximately $19 billion under management as of December 31, 2002.


Marion S. Schultheis, managing director of J. & W. Seligman & Co. Incorporated, manages the Portfolio. Ms. Schultheis has more than 20 years of investment experience. Previously, she was a managing director of Chancellor LGT, overseeing that firm's Large Cap Equity Growth team. Prior to that she was a senior portfolio manager for IDS Advisory Group, Inc. Ms. Schultheis has an M.B.A. in Finance from the University of Minnesota and a B.A. in Mathematics from Rutgers University.

PIMCO ADVISORS RETAIL HOLDINGS LLC/       ROSZEL/PIMCO SMALL CAP VALUE PORTFOLIO
NFJ INVESTMENT GROUP L.P.
1345 Avenue of the Americas
New York, NY 10105-4800


PIMCO Advisors Retail Holdings LLC and its investment affiliates had approximately $405 billion in assets under management as of December 31, 2002.



NFJ Investment Group L.P., located at 2121 San Jacinto, Suite 1840, Dallas, TX, provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ Investment Group L.P., commenced operations in 1989. Accounts managed by NFJ Investment Group L.P. had assets as of February 28, 2003 of approximately $2 billion.


Cliff Hoover co-manages the Portfolio. Prior to joining PIMCO Advisors Retail Holdings LLC Mr. Hoover was a vice president, financial analyst, and portfolio manager at Credit Lyonnaise. Mr. Hoover has a B.B.A. and a M.S. in finance from Texas Tech University.

Paul Magnuson co-manages the Portfolio. Prior to joining PIMCO Advisors Retail Holdings LLC in 1992, Mr. Magnuson was an assistant vice president at NationsBank where he managed structured strategies and performed qualitative equity risk analysis. Mr. Magnuson has a B.B.A. in finance from the University of Nebraska.

J.P. MORGAN FLEMING ASSET MANAGEMENT (USA) INC.       ROSZEL/JP MORGAN SMALL CAP
                                                      GROWTH PORTFOLIO
522 Fifth Avenue
New York, NY 10036


J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM"), formerly known as Chase Fleming Asset Management (USA) Inc., is a Delaware corporation. JPMFAM is a wholly owned subsidiary of JPMorgan Chase Bank and an indirect subsidiary of J.P. Morgan Chase & Co. JPMFAM and its affiliates had approximately $515 billion in assets under management as of December 31, 2002.



Juliet S. Ellis, CFA and managing director of small cap equities, manages the Portfolio. Prior to joining JPMFAM in 1987, Ms. Ellis was a financial consultant for Merrill Lynch, Pierce, Fenner & Smith. Ms. Ellis has a B.A. in Economics and Political Science from Indiana University.


DELAWARE MANAGEMENT COMPANY                      ROSZEL/DELAWARE TREND PORTFOLIO
2005 Market Street
Philadelphia, PA 19103-7094


Delaware Management Company, a series of Delaware Management Business Trust, and its affiliates had approximately $84 billion in assets under management as of December 31, 2002.


Gerald S. Frey, Managing Director/Chief Investment Officer - Growth Investing, has primary responsibility for making day-to-day decisions for the Portfolio. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has 23 years' experience in the money management business and holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University.

When making decisions for the Portfolio, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Francis J. Houghton, Jr., Jeffrey W. Hynoski, Steven T. Lampe and Lori P. Wachs.

Marshall T. Bassett, Senior Vice President/Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

John A. Heffern, Senior Vice President/Portfolio Manager, earned a bachelor's degree and an MBA degree at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research in NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Francis J. Houghton, Jr., Vice President/Senior Portfolio Manager, received a BBA from Manhattan College and attended New York University Graduate School of Business Administration. Prior to joining Delaware Investments in March 2000, Mr. Houghton was portfolio manager with Lynch & Mayer, Inc., which he joined in 1990 and of which he became President in 1999. Prior to joining Lynch & Mayer, Inc., Mr. Houghton was Chairman of BMI Capital from 1984 to 1990, a Portfolio Manager at Neuberger & Berman from 1977 to 1984 and a Partner at Oppenheimer & Co., Inc. from 1969-1977.

Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid- and large capitalization growth group where he specialized in the areas of science, technology and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in finance from the University of Delaware and an MBA with a concentration in investment portfolio management and financial economics from Pace University.

Steven T. Lampe, Vice President/Portfolio Manager, received a bachelor's degree in economics and an MBA degree with a concentration in finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the financial services and business services sectors for small and mid-capitalization growth stocks. He previously served as a tax/audit manager at Price Waterhouse specializing in financial service firms. Mr. Lampe is a Certified Public Accountant.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental studies.

LORD, ABBETT & CO. LLC               ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO
90 Hudson Street
11th Floor
Jersey City, NJ 07302


Lord, Abbett & Co. LLC, founded in 1929, manages one of the nation's oldest mutual fund complexes, with approximately $48 billion in assets under management as of December 31, 2002.


Christopher J. Towle, CFA and partner, manages the Portfolio. Mr. Towle joined Lord, Abbett & Co. LLC in 1987. Prior to that, he was assistant vice president and portfolio manager at the American International Group. Mr. Towle has a B.A. in economics from Rutgers University.

                               OTHER INFORMATION

PURCHASE AND REDEMPTION OF SHARES

Shares of the Trust are not offered directly to the general public. The Trust currently offers shares of the Trust to separate accounts of MLLIC and MLLICNY as funding vehicles for certain variable contracts issued through the separate accounts. When shares of the Trust are offered as a funding vehicle for variable contracts, a separate prospectus describing the particular separate account and variable contract being offered through that separate account accompanies this prospectus.

Shares of the Portfolios are sold in a continuous offering to the separate accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more subaccounts of the separate accounts and the assets of each such subaccount are invested in the shares of the Portfolio corresponding to that subaccount. The separate accounts purchase and redeem shares of the Portfolios for their subaccounts at a net asset value without sales or redemption charges.

For each day on which a Portfolio's net asset value is calculated, the separate accounts transmit to the Trust any orders to purchase or redeem shares of the Portfolios based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners that have been processed on that day. The separate account purchases and redeems shares of each Portfolio at the Portfolio's net asset value per share calculated as of the day the Trust receives the order, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed are made within seven days after receipt of a proper notice of redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

Notwithstanding the foregoing, the Trust reserves the right to refuse to sell shares to the separate accounts if such sales are not in the Trust's or appropriate Portfolio's best interests. Trust shares are offered primarily as long-term investments and are not intended as short-term investments. In particular, short-term trading practices such as "market-timing," where shares of one Portfolio are redeemed shortly after being acquired in order to acquire shares of another Portfolio, are often harmful to a Portfolio and long-term investors in the Portfolio. Therefore, in circumstances where the Trust determines that the sale of additional shares of a Portfolio to support particular variable contracts would be harmful to the Portfolio or investors in the Portfolio, it may refuse to sell such shares to support such contracts.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. To the extent that such classes of investors are invested in the same Portfolio when a conflict of interest arises that might involve the Portfolio, one or more such classes of investors could be disadvantaged. The Trust currently does not foresee any such disadvantage to owners of variable contracts. Nonetheless, the board of trustees of the Trust will monitor the Portfolios for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, then MLLIC or MLLICNY will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict occurs, then MLLIC or MLLICNY might withdraw its separate accounts' investment in one or more Portfolios or it may substitute shares of one Portfolio for another. This might force a Portfolio to sell its portfolio securities at a disadvantageous price.

  Special Compensation Arrangements

Roszel Advisors may pay amounts to MLLIC or MLLICNY, from its own resources. These payments are meant to compensate the insurance companies for part of the administrative expense of maintaining accounts for and communicating with owners of variable contracts.

  Contract Owner Voting Rights


With regard to Portfolio matters for which the Investment Company Act of 1940 (the "1940 Act") requires a shareholder vote, MLLIC and MLLICNY vote such shares in accordance with instructions received from the owners of variable contracts having a voting interest in that separate account. Each share has one vote for each dollar of net asset value and votes are counted on an aggregate basis except as to matters where the interests of Portfolios differ (such as approval of an investment advisory agreement or a change in a Portfolio's fundamental investment restrictions). In such a case, the voting is on a Portfolio-by-Portfolio basis. Fractional shares are counted. Shares held by a separate account for which no instructions are received are voted by MLLIC and MLLICNY for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received.


DISTRIBUTIONS AND TAX INFORMATION

  Income Dividends and Capital Gains Distribution

The Roszel/Lord Abbett Bond Debenture Portfolio intends to distribute substantially all of its net investment income monthly. Each of the other Portfolios intends to distribute substantially all of its net investment income annually. Each Portfolio also intends to distribute substantially all of its net realized capital gains annually. All income dividends and capital gains distributions made by a Portfolio are reinvested in shares of that Portfolio at that Portfolio's net asset value.

  Taxes


For federal income tax purposes, each Portfolio is treated as a separate entity. Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986 as amended ("Code"), and will meet certain diversification requirements applicable to mutual funds underlying variable insurance products. By so qualifying, a Portfolio should have little or no liability for federal income taxes if it distributes substantially all of its net investment income and net realized capital gains to the separate accounts each year.


Since the separate accounts are the only shareholders of the Trust, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to the purchasers of variable contracts, see the attached prospectus for such contract.

CALCULATING SHARE VALUE

Portfolio shares are sold at net asset value ("NAV"). The NAV of each Portfolio is calculated at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, each day the NYSE is open for trading. The NAV per share for each Portfolio is determined by adding the value of the Portfolio's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of that Portfolio's outstanding shares.

A Portfolio's portfolio securities are valued most often on the basis of market quotations. SECURITIES OF FOREIGN ISSUERS generally are valued on the basis of quotations from the primary market in which they are traded. Some INCOME-BEARING SECURITIES are valued using dealers and pricing services. Municipal bond valuations are based on prices supplied by a qualified municipal pricing service. Those prices are composed of the mean average of the bid and ask prices on the secondary market. Any short-term securities held by any Portfolio with remaining maturities of sixty days or less are valued on the basis of amortized cost or original cost plus accrued interest. A Portfolio's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last traded bid price. A Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

If quotations are not readily available for any security, or if the value of a security has been materially affected by events occurring after the closing of a market, the security may be valued by using procedures approved by the Trust's board of trustees, that Roszel Advisors believes accurately reflects "fair value."

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolios since inception. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolios (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended December 31, 2002 has been audited by Deloitte & Touche LLP, independent accountants, whose unqualified report appears in the Trust's Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolio's financial statements, as well as the SAI, are available at no cost from the Trust at the toll free number noted on the back cover of this Prospectus or from your insurance company.



                                                             FOR THE PERIOD FROM JULY 1, 2002* TO
                                                                       DECEMBER 31, 2002
                                                             -------------------------------------
                                                             ROSZEL/LORD     ROSZEL/      ROSZEL/
                                                               ABBETT       SELIGMAN       PIMCO
                                                               MID CAP       MID CAP     SMALL CAP
                                                                VALUE        GROWTH        VALUE
                                                              PORTFOLIO     PORTFOLIO    PORTFOLIO
                                                             -----------    ---------    ---------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................   $  10.00       $ 10.00      $ 10.00
                                                              --------       -------      -------
Investment income (loss) -- net(a).........................       0.05         (0.02)        0.09
Realized and unrealized gain (loss) on
  investments -- net(a)....................................      (1.01)        (0.80)       (0.70)
                                                              --------       -------      -------
Total from investment operations...........................      (0.96)        (0.82)       (0.61)
                                                              --------       -------      -------
Less dividends and distributions:
Investment income -- net...................................         --            --        (0.06)
Net asset value, end of period.............................   $   9.04       $  9.18      $  9.33
                                                              ========       =======      =======
TOTAL INVESTMENT RETURN(B)(C):.............................      (9.60)%       (8.20)%      (6.10)%
                                                              ========       =======      =======
RATIOS TO AVERAGE NET ASSETS(D):
Expenses before expense reductions(e)......................       1.53%         2.29%        1.99%
Expenses net of waivers and reimbursements, if any(f)......       1.15%         1.15%        1.15%
Expenses net of all reductions(g)..........................       0.99%         0.93%        1.14%
Investment income (loss) -- net before expense
  reductions(e)............................................       0.61%        (1.75)%       1.13%
Investment income (loss) -- net of waivers and
  reimbursements, if any(f)................................       0.99%        (0.61)%       1.97%
Investment income (loss) -- net of all reductions(g).......       1.15%        (0.39)%       1.98%
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...................   $105,902       $14,191      $61,194
                                                              ========       =======      =======
Portfolio turnover rate....................................         15%           60%           9%
                                                              ========       =======      =======


---------------


*   Commencement of investment operations.



(a) Based on average shares outstanding.



(b) Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements. Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.



(c) Not annualized.



(d) Annualized.



(e) Does not include advisory waivers, expense reimbursements or expense reductions from directed brokerage agreements.

(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from directed brokerage agreements, if any.



(g) Includes advisory waivers, expense reimbursements and expense reductions from directed brokerage agreements, if any.



                                                                FOR THE PERIOD FROM JULY 1, 2002* TO
                                                                         DECEMBER 31, 2002
                                                                ------------------------------------
                                                                 ROSZEL/JP
                                                                   MORGAN              ROSZEL/LORD
                                                                 SMALL CAP             ABBETT BOND
                                                                   GROWTH               DEBENTURE
                                                                 PORTFOLIO              PORTFOLIO
                                                                ------------          --------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $ 10.00                 $10.00
                                                                  -------                 ------
Investment income (loss) -- net(a)..........................        (0.03)                  0.27
Realized and unrealized gain (loss) on
  investments -- net(a).....................................        (1.47)                  0.30
                                                                  -------                 ------
Total from investment operations............................        (1.50)                  0.57
                                                                  -------                 ------
Less dividends and distributions:
Investment income -- net....................................           --                  (0.19)
                                                                  -------                 ------
Net asset value, end of period..............................      $  8.50                 $10.38
                                                                  =======                 ======
TOTAL INVESTMENT RETURN(B)(C):..............................       (15.00)%                 5.74%
                                                                  =======                 ======
RATIOS TO AVERAGE NET ASSETS(D):
Expenses before expense reductions(e).......................         2.02%                 13.76%
Expenses net of waivers and reimbursements, if any(f).......         1.25%                  1.10%
Expenses net of all reductions(g)...........................         1.25%                  1.10%
Investment income (loss) -- net before expense
  reductions(e).............................................        (1.55)%                (7.40)%
Investment income (loss) -- net of waivers and
  reimbursements, if any(f).................................        (0.78)%                 5.26%
Investment income (loss) -- net of all reductions(g)........        (0.78)%                 5.26%
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................      $44,483                 $1,726
                                                                  =======                 ======
Portfolio turnover rate.....................................           34%                    22%
                                                                  =======                 ======


---------------


*   Commencement of investment operations.



(a) Based on average shares outstanding.



(b) Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements. Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.



(c) Not annualized.



(d) Annualized.



(e) Does not include advisory waivers, expense reimbursements or expense reductions from directed brokerage agreements.



(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from directed brokerage agreements, if any.



(g) Includes advisory waivers, expense reimbursements and expense reductions from directed brokerage agreements.

                               SERVICE PROVIDERS

INVESTMENT MANAGER

Roszel Advisors, LLC, 1300 Merrill Lynch Drive, Pennington, New Jersey 08534, is the investment manager of the Trust.

INDEPENDENT AUDITORS

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116-5022, are the independent auditors of the Trust.

CUSTODIAN

JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, acts as Custodian of the Trust's assets.

ADMINISTRATOR

J.P. Morgan Investor Services Co., 73 Tremont Street, Boston, Massachusetts 02108-3913, which is a wholly owned subsidiary of J.P. Morgan Chase & Co., acts as the Trust's Administrator.

TRANSFER AGENT

Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as Transfer Agent for the Trust.

LEGAL COUNSEL

Sutherland Asbill & Brennan LLP, Washington, D.C., is counsel for the Trust.

                                    APPENDIX

              INVESTMENTS AND INVESTMENT PRACTICES AND TECHNIQUES

The following table shows each Portfolio's investment limitations with respect to certain higher risk investments and investment practices and techniques as a percentage of assets. Percentages are generally calculated as of the time of the most recent investment in the particular security or contract or the time of the most recent use of an investment technique.

LEGEND

/ A check mark means that there is no policy limitation on the Portfolio's usage of that practice or type of security, and that the Portfolio may be currently using that practice or investing in that type of security.

25 A number indicates the maximum percentage of total assets that the Portfolio is permitted to invest in that practice or type of security. A number in italics ([25]) indicates the maximum percentage of net assets.

- A dot means that the Portfolio is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

X An "X" means that the Portfolio is not permitted to use that practice or invest in that type of security.

Chart 1

------------------------------------------------------------------------------------------------------------------------------
                                               PIMCO         ROSZEL/       ROSZEL/       ROSZEL/       ROSZEL/
                                ROSZEL/         CCM        LORD ABBETT    SELIGMAN        PIMCO       JP MORGAN
                              LORD ABBETT     CAPITAL        MID CAP       MID CAP      SMALL CAP     SMALL CAP      ROSZEL/
                              AFFILIATED    APPRECIATION      VALUE        GROWTH         VALUE        GROWTH       DELAWARE
                               PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO       TREND
------------------------------------------------------------------------------------                                PORTFOLIO
 INVESTMENT PRACTICES AND
 TECHNIQUES
------------------------------------------------------------------------------------------------------------------------------
 Borrowings and Reverse        33.33         33.33          33.33         33.33         33.33         33.33         33.33
 Repurchase Agreements
------------------------------------------------------------------------------------------------------------------------------
 Repurchase Agreements           /             -              /             -             /             /             -
------------------------------------------------------------------------------------------------------------------------------
 Securities Lending              -             -              -             -             -             X             -
------------------------------------------------------------------------------------------------------------------------------
 Short Sales Against the Box     -             -              X             -             -             X             -
------------------------------------------------------------------------------------------------------------------------------
 When-Issued Securities and      -             -              X             -             -             -             -
 Delayed Delivery Securities
------------------------------------------------------------------------------------------------------------------------------
 Illiquid Investments            -             -              -            [15]           -             -             -
------------------------------------------------------------------------------------------------------------------------------
 Restricted Securities           -             -              X             -             X             X             -
 (including illiquid Rule
 144A securities)
------------------------------------------------------------------------------------------------------------------------------
 Liquid Restricted Rule 144A     -             -              X             -             X             X             -
 Securities
------------------------------------------------------------------------------------------------------------------------------
 CONVENTIONAL SECURITIES
------------------------------------------------------------------------------------------------------------------------------
 Securities of Foreign           25            10             20            10            25            25            25
 Issuers
------------------------------------------------------------------------------------------------------------------------------
 Equity Securities               /             /              /             /             /             /             /
------------------------------------------------------------------------------------------------------------------------------
 Equity Securities of            25            10             20            10            25            25            25
 Foreign Issuers
------------------------------------------------------------------------------------------------------------------------------
 American, European and          25            10             -             10            25            25            25
 Global Depository Receipts
------------------------------------------------------------------------------------------------------------------------------
 REITs                           -             -              /             X             /             -             -
------------------------------------------------------------------------------------------------------------------------------
 Warrants and Stock Purchase     -             -              -             -             -             X             -
 Rights
------------------------------------------------------------------------------------------------------------------------------
 Investment Company              -             -              -             -             -             -             -
 Securities (including World
 Equity Benchmark Shares and
 Standard & Poor's
 Depository Receipts)
------------------------------------------------------------------------------------------------------------------------------
 Debt Securities                 -             -              -             /             -             -             -
------------------------------------------------------------------------------------------------------------------------------
 Government Securities           -             -              -             /             -             -             -
------------------------------------------------------------------------------------------------------------------------------
 Investment Grade Debt           -             -              -             /             -             -             -
 Securities
------------------------------------------------------------------------------------------------------------------------------
 Lower-Rated Debt Securities     -             -              -             -             -             -             -
------------------------------------------------------------------------------------------------------------------------------

                                 Chart 1, page 1

------------------------------------------------------------------------------------------------------------------------------
                                               PIMCO         ROSZEL/       ROSZEL/       ROSZEL/       ROSZEL/
                                ROSZEL/         CCM        LORD ABBETT    SELIGMAN        PIMCO       JP MORGAN
                              LORD ABBETT     CAPITAL        MID CAP       MID CAP      SMALL CAP     SMALL CAP      ROSZEL/
                              AFFILIATED    APPRECIATION      VALUE        GROWTH         VALUE        GROWTH       DELAWARE
                               PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO       TREND
------------------------------------------------------------------------------------                                PORTFOLIO
 Debt Securities of Foreign      -             -              X             X             X             X             -
 Government Issuers
------------------------------------------------------------------------------------------------------------------------------
 Debt Securities of Foreign      -             -              X             X             -             X             -
 Corporate Issuers
------------------------------------------------------------------------------------------------------------------------------
 Non-Dollar Securities           -             -              X             -             X             X             -
------------------------------------------------------------------------------------------------------------------------------
 DERIVATIVE SECURITIES AND
 CONTRACTS
------------------------------------------------------------------------------------------------------------------------------
 Mortgage-Backed Securities      X             X              X             -             -             X             X
------------------------------------------------------------------------------------------------------------------------------
 Asset-Backed Securities         X             X              X             -             -             X             X
------------------------------------------------------------------------------------------------------------------------------
 Options on Securities and       -             -              -             -             X             -             -
 Indices
------------------------------------------------------------------------------------------------------------------------------
 Stock Index Futures             -             -              -             -             -             -             -
 Contracts and Options
 Thereon
------------------------------------------------------------------------------------------------------------------------------
 Interest Rate Futures           -             -              X             -             -             X             -
 Contracts and Options
 Thereon
------------------------------------------------------------------------------------------------------------------------------
 CURRENCY TRANSACTIONS AND
 SWAPS
------------------------------------------------------------------------------------------------------------------------------
 Forward Foreign Currency        -             -              X             -             X             X             -
 Exchange Contracts
------------------------------------------------------------------------------------------------------------------------------
 Currency Options and            -             -              X             -             X             -             -
 Futures Contracts
------------------------------------------------------------------------------------------------------------------------------
 Currency Swaps                  X             X              X             -             X             -             X
------------------------------------------------------------------------------------------------------------------------------
 Currency Cross-Hedging          X             X              X             -             X             -             X
------------------------------------------------------------------------------------------------------------------------------
 Interest Rate Swaps             X             X              X             -             X             -             X
------------------------------------------------------------------------------------------------------------------------------
 Interest Rate Caps, Floors      X             X              X             -             X             -             X
 and Collars
------------------------------------------------------------------------------------------------------------------------------
 Equity Swaps                    X             X              X             -             X             -             X
------------------------------------------------------------------------------------------------------------------------------

                                 Chart 1, page 2

Chart 2

-------------------------------------------------------------------------
                                                                ROSZEL/
                                                              LORD ABBETT
                                                                 BOND
                                                               DEBENTURE
                                                               PORTFOLIO
-------------------------------------------------------------------------
 INVESTMENT PRACTICES AND TECHNIQUES
-------------------------------------------------------------------------
 Borrowings and Reverse Repurchase Agreements                  33.33
-------------------------------------------------------------------------
 Repurchase Agreements                                           /
-------------------------------------------------------------------------
 Securities Lending                                              -
-------------------------------------------------------------------------
 Short Sales Against the Box                                     X
-------------------------------------------------------------------------
 When-Issued Securities and Delayed Delivery Securities          -
-------------------------------------------------------------------------
 Illiquid Investments                                            -
-------------------------------------------------------------------------
 Restricted Securities (including illiquid Rule 144A             -
 securities)
-------------------------------------------------------------------------
 Liquid Restricted Rule 144A Securities                          -
-------------------------------------------------------------------------
 CONVENTIONAL SECURITIES
-------------------------------------------------------------------------
 Securities of Foreign Issuers                                   25
-------------------------------------------------------------------------
 Equity Securities                                               -
-------------------------------------------------------------------------
 American, European and Global Depository Receipts               X
-------------------------------------------------------------------------
 Debt Securities                                                 /
-------------------------------------------------------------------------
 Government Securities                                           -
-------------------------------------------------------------------------
 Taxable Municipal Debt Securities                               X
-------------------------------------------------------------------------
 Tax-Free Municipal Debt Securities                              X
-------------------------------------------------------------------------
 Municipal Obligation Components                                 X
-------------------------------------------------------------------------
 Investment Grade Debt Securities                                /
-------------------------------------------------------------------------
 Lower-Rated Debt Securities                                     /
-------------------------------------------------------------------------
 Debt Securities of Foreign Government Issuers                   -
-------------------------------------------------------------------------
 Debt Securities of Foreign Corporate Issuers                    -
-------------------------------------------------------------------------
 Non-Dollar Securities                                           20
-------------------------------------------------------------------------

                                 Chart 2, page 1

-------------------------------------------------------------------------
                                                                ROSZEL/
                                                              LORD ABBETT
                                                                 BOND
                                                               DEBENTURE
                                                               PORTFOLIO
-------------------------------------------------------------------------
 Zero Coupon Debt Securities                                     -
-------------------------------------------------------------------------
 Bank Obligations                                                -
-------------------------------------------------------------------------
 DERIVATIVE SECURITIES AND CONTRACTS
-------------------------------------------------------------------------
 Mortgage-Backed Securities                                      -
-------------------------------------------------------------------------
 Adjustable Rate Mortgage Loans                                  X
-------------------------------------------------------------------------
 Collateralized Mortgage Obligations                             X
-------------------------------------------------------------------------
 Multiple Class Mortgage-Backed Securities                       X
-------------------------------------------------------------------------
 Privately Issued Mortgage-Backed Securities                     X
-------------------------------------------------------------------------
 Stripped Mortgage-Backed Securities                             X
-------------------------------------------------------------------------
 Mortgage Dollar Rolls                                           -
-------------------------------------------------------------------------
 Asset-Backed Securities                                         -
-------------------------------------------------------------------------
 Options on Securities and Indices                               -
-------------------------------------------------------------------------
 Yield Curve Options                                             X
-------------------------------------------------------------------------
 Structured and Indexed Debt Securities                          -
-------------------------------------------------------------------------
 Interest Rate Futures Contracts and Options Thereon             X
-------------------------------------------------------------------------
 CURRENCY TRANSACTIONS AND SWAPS
-------------------------------------------------------------------------
 Forward Foreign Currency Exchange Contracts                     X
-------------------------------------------------------------------------
 Currency Options and Futures Contracts                          X
-------------------------------------------------------------------------
 Currency Swaps                                                  X
-------------------------------------------------------------------------
 Currency Cross-Hedging                                          X
-------------------------------------------------------------------------
 Interest Rate Swaps                                             X
-------------------------------------------------------------------------
 Interest Rate Caps, Floors and Collars                          X
-------------------------------------------------------------------------
 Mortgage Swaps                                                  X
-------------------------------------------------------------------------

                                 Chart 2, page 2

                OBTAINING ADDITIONAL INFORMATION ABOUT THE TRUST

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Trust's investments is available in the Trust's annual and semi-annual reports to shareholders. The annual report for the last completed fiscal period is currently available to shareholders of the Trust. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during the fiscal period covered by the report. A semi-annual report will be available to shareholders of the Trust after the next completed fiscal period.

STATEMENT OF ADDITIONAL INFORMATION

The SAI, which contains additional information about the Trust, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. Information about the Trust (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Trust are available on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

A free copy of the Trust's SAI, annual and semi-annual reports may be obtained and further inquiries can be made by calling the MLIG Service Center at 1-800-535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

Investment Company Act File No.: 811-21038

                         MLIG VARIABLE INSURANCE TRUST

                                   PROSPECTUS

                                  May 1, 2003

ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO
ROSZEL/LEVIN LARGE CAP VALUE PORTFOLIO
ROSZEL/MLIM RELATIVE VALUE PORTFOLIO
ROSZEL/SOUND LARGE CAP CORE PORTFOLIO
ROSZEL/INVESCO-NAM LARGE CAP CORE PORTFOLIO
ROSZEL/NICHOLAS-APPLEGATE LARGE CAP GROWTH PORTFOLIO
ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO
ROSZEL/SENECA LARGE CAP GROWTH PORTFOLIO
ROSZEL/VALENZUELA MID CAP VALUE PORTFOLIO
ROSZEL/SENECA MID CAP GROWTH PORTFOLIO
ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO
ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO
ROSZEL/LAZARD INTERNATIONAL PORTFOLIO
ROSZEL/CREDIT SUISSE INTERNATIONAL PORTFOLIO
ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO
ROSZEL/MLIM FIXED-INCOME PORTFOLIO

Shares of each Portfolio are offered exclusively to certain registered separate accounts of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY") as funding vehicles for certain variable annuity and variable life insurance contracts ("variable contracts") issued by them. Shares are not offered directly to the public.

An investment in a Portfolio of the Trust is not a bank deposit and is not insured, guaranteed, or endorsed by the Federal Deposit Insurance Corporation, or any other government agency. An investment in a Portfolio of the Trust involves investment risks, including possible loss of principal.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED SHARES OF
    THE TRUST OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                 Page
                                                                 ----
INTRODUCTION................................................       1
  Roszel/Lord Abbett Large Cap Value Portfolio..............       4
  Roszel/Levin Large Cap Value Portfolio....................       5
  Roszel/MLIM Relative Value Portfolio......................       6
  Roszel/Sound Large Cap Core Portfolio.....................       7
  Roszel/INVESCO-NAM Large Cap Core Portfolio...............       8
  Roszel/Nicholas-Applegate Large Cap Growth Portfolio......       9
  Roszel/Rittenhouse Large Cap Growth Portfolio.............      10
  Roszel/Seneca Large Cap Growth Portfolio..................      11
  Roszel/Valenzuela Mid Cap Value Portfolio.................      12
  Roszel/Seneca Mid Cap Growth Portfolio....................      13
  Roszel/NWQ Small Cap Value Portfolio......................      14
  Roszel/Delaware Small-Mid Cap Growth Portfolio............      15
  Roszel/Lazard International Portfolio.....................      16
  Roszel/Credit Suisse International Portfolio..............      17
  Roszel/Lord Abbett Government Securities Portfolio........      18
  Roszel/MLIM Fixed-Income Portfolio........................      19
FEES AND EXPENSES...........................................      20
INFORMATION ABOUT THE RISKS OF CERTAIN INVESTMENTS AND
  INVESTMENT TECHNIQUES.....................................      22
INVESTMENT MANAGEMENT.......................................      25
OTHER INFORMATION...........................................      32
FINANCIAL HIGHLIGHTS........................................      34
SERVICE PROVIDERS...........................................      39
APPENDIX....................................................      40
OBTAINING ADDITIONAL INFORMATION ABOUT THE TRUST............  Back Cover

                                  INTRODUCTION

This prospectus describes sixteen Portfolios offered by the Trust. Each Portfolio is a separate investment portfolio or mutual fund and has its own investment objective, investment strategies, restrictions, and attendant risks. An investor should consider each Portfolio separately to determine if it is an appropriate investment. No one can assure that a Portfolio will achieve its investment objective and investors should not consider any one Portfolio to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Portfolio. The investment objective of each Portfolio, the investment strategies by which it seeks its objective, and those investment restrictions not specifically designated as fundamental, may be changed by the Trust's board of trustees without shareholder approval. Certain investment restrictions described in the Statement of Additional Information are fundamental and may only be changed with shareholder approval.


Performance information is not available as the Portfolios have not completed one calendar year of operations. Performance information will be available once the Portfolios have completed one calendar year.



Notwithstanding its investment objective, each Portfolio may, for temporary defensive purposes, invest all of its assets in cash and/or money market instruments. To the extent that a Portfolio adopts a temporary defensive position, the Portfolio may not achieve its investment objective.


GENERAL DISCUSSION OF RISKS

Different types of securities, investments and investment techniques used by each Portfolio all have attendant risks of varying degrees.

EQUITY SECURITIES. In general, the values of equity securities fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity securities that a Portfolio holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock's price. This is known as market risk. U.S. equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets exhibit fewer clear trends and tend to reflect unpredictable local economic and financial conditions. Equity securities are also subject to financial risk, which is the risk that the issuer's earnings prospects and overall financial position will deteriorate, causing a decline in the security's value. Therefore, the value of an investment in those Portfolios that hold equity securities may increase or decrease.

INCOME-BEARING SECURITIES. In general, income-bearing securities are subject to the risk of income volatility, interest rate risk (a type of market risk), credit risk (a type of financial risk) and, as to some income-bearing securities, prepayment/extension risk. Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of income-bearing securities. Credit risk relates to the ability of an issuer of a debt security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a Portfolio to lose its investment in the security.

In general, interest rate risk is the risk that when prevailing interest rates decline, the market value of income-bearing securities (particularly fixed-income securities) tends to increase. Conversely, when prevailing interest rates increase, the market value of income-bearing securities (particularly fixed-income securities) tends to decline.

Prepayment risk and extension risk are normally present in adjustable rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of income-bearing securities held by a Portfolio, can result in losses to investors in the Portfolio.

STYLE RISK. Portfolios with Advisers that use either a VALUE INVESTING or a GROWTH INVESTING style, entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time. When this occurs, investors, such as the Portfolios, holding such securities may experience significant declines in the value of their portfolios. Style risk, therefore, is the risk that a Portfolio's VALUE INVESTING or GROWTH INVESTING style falls out of favor with investors for a period of time.

TERMS USED IN THIS PROSPECTUS

ADVISER: The Trust's investment manager, Roszel Advisors, LLC or any subadviser retained by it.

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

FOREIGN GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by a foreign government or its agencies or instrumentalities.

FOREIGN ISSUERS: (1) Companies organized outside the United States, (2) companies whose securities are principally traded outside of the United States,
(3) companies having their principal business operations outside of the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

GOVERNMENT SECURITIES: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

HIGH-GRADE SECURITIES: Securities rated, at the time of purchase, in the three highest categories by a nationally-recognized statistical rating organization ("NRSRO") (e.g., A or higher by Moody's Investors Service ("Moody's") or Standard & Poor's ("S&P")) or unrated securities that the Adviser determines are of comparable quality.

INCOME-BEARING SECURITIES: Bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); and preferred stock or other securities that pay dividends.

INVESTMENT GRADE SECURITIES: Securities rated, at the time of purchase, in the four highest categories by an NRSRO (e.g., Baa or higher by Moody's or BBB or higher by S&P) or unrated securities that the Adviser determines are of comparable quality.

LARGE CAPITALIZATION: Large capitalization means securities with a market capitalization falling within the range represented by the Russell 1000(R) Index. As of May 31, 2002 this range was between approximately $1.3 billion and $309 billion. The average market capitalization of such securities was approximately $11 billion and the median market capitalization was approximately $3.5 billion.

LOWER-RATED SECURITIES: Securities rated, at the time of purchase, lower than investment grade by an NRSRO, or unrated securities that the Adviser determines are of comparable quality. Lower-Rated Securities are subject to above-average market risk and financial risk and are commonly referred to as "junkbonds."

MID CAPITALIZATION: Mid capitalization means securities with a market capitalization falling within the range represented by the Russell Midcap(R) Index. As of May 31, 2002 this range was between approximately $1.3 billion and $10.8 billion. The average market capitalization of such securities was approximately $3.6 billion and the median market capitalization was approximately $2.8 billion.

NON-DOLLAR SECURITIES:  Securities denominated or quoted in foreign currency.

PRIMARILY: Where the description of a Portfolio indicates that it invests primarily in certain types of securities, this means that, under normal market conditions, it invests at least 80% of its net assets (plus borrowings for investment) in such securities.

SAI: The Trust's statement of additional information which contains additional information about the Trust and the Portfolios.

SMALL CAPITALIZATION: Small capitalization means securities with a market capitalization falling within the range represented by the Russell 2000(R) Index. As of May 31, 2002 this range was between approximately $128 million and $1.3 billion. The average market capitalization of such securities was approximately $490 million and the median market capitalization was approximately $395 million.

ADVISERS

Roszel Advisors, LLC ("Roszel Advisors") is the investment manager of the Trust and each of the Portfolios. As investment manager, Roszel Advisors is responsible for overall management of the Trust and for retaining Advisers to manage the assets of each Portfolio according to its investment objective and strategies. The Adviser for each Portfolio is identified near the top of the page describing the Portfolio. From time to time, Roszel Advisors may change a Portfolio's Adviser. For more detailed information about Roszel Advisors and the other Advisers, see "Investment Management."

ADVISER MANAGEMENT STYLES

VALUE INVESTING: A portfolio management style that involves seeking securities that:

     - Exhibit low financial ratios (particularly stock price-to-book value, but also stock price-to-earnings and stock price-to-cash flow);

     - Can be acquired for less than what an Adviser believes is the issuer's intrinsic value;

     - Appear attractive on a dividend discount model.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to an Adviser to have strong potential for capital appreciation, or securities of "special situation" companies. A special situation company is one that an Adviser believes has potential for significant future earnings growth, but has not performed well in the recent past. Such companies include ones undergoing management changes, corporate or asset restructuring or having significantly undervalued assets. For most Advisers, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about, and qualitative analysis of, such companies and issuers. Identifying issuers whose securities are undervalued in light of qualitative factors, involves quantitative analysis focusing on financial ratios and other measures of values.

GROWTH INVESTING. A portfolio management style that involves seeking securities of issuers with above-average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Generally such securities are those of issuers with strong business franchises and favorable long-term growth prospects. Often such issuers are companies with a strong competitive position within their industry or a competitive position within a very strong industry. For most Advisers, growth investing entails analyzing the quality of an issuer's earnings (i.e., the degree to which earnings are derived from sustainable, cash-based sources). For many Advisers, growth investing means analyzing issuers as if they are buying the company or its business, not simply trading its securities. For some Advisers, growth investing also may involve fundamental research about and qualitative analysis of particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of the company's securities.

CORE INVESTING. A portfolio management style that involves significant quantitative analysis of accounting measures of value such as financial ratios, combined with quantitative risk management techniques that seek to limit deviations from a performance benchmark. CORE investing entails constructing an investment portfolio where performance is designed to stay close to an identified benchmark while assuming modest calculated risks in order to outperform the benchmark without falling behind it.

                  ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Lord, Abbett & Co. LLC

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in LARGE CAPITALIZATION EQUITY SECURITIES that the Adviser believes are undervalued by the market.

The Adviser uses a VALUE INVESTING style. The Adviser's approach is to invest in stocks and sectors that it believes the market systematically misprices. The Adviser emphasizes qualitative analysis of companies and seeks to identify one or more catalysts that are likely to increase a company's earnings over the next several years. On the quantitative side, normalized earnings are a key factor in assessing a security's potential future value. The Adviser uses macroeconomic and benchmark factors to manage risk and maximize risk-adjusted return for the Portfolio. The Portfolio's performance benchmark is the Russell 1000 Value Index.

The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS (primarily American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in INCOME-BEARING SECURITIES. This Portfolio also is subject to substantial style risk in that VALUE INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

                     ROSZEL/LEVIN LARGE CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by John A. Levin & Co., Inc.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in LARGE CAPITALIZATION EQUITY SECURITIES that the Adviser believes are undervalued by the market.

The Adviser uses a VALUE INVESTING style. The Adviser emphasizes fundamental analysis of companies and often acquires securities of two companies that are similar in many respects except that the Adviser expects them to respond in different ways to particular industry or business changes or events. The Adviser seeks to minimize performance volatility vis-a-vis the Russell 1000 Index, the Portfolio's performance benchmark. In this regard, avoiding "downside" risk is often as important to the Adviser as pursuing "upside" potential.

The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS and up to 5% of its total assets in "WHEN-ISSUED" or DELAYED DELIVERY securities.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in INCOME-BEARING SECURITIES. This Portfolio also is subject to substantial style risk in that VALUE INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS or "WHEN-ISSUED" securities, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

                      ROSZEL/MLIM RELATIVE VALUE PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Merrill Lynch Investment Managers, L.P.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in large capitalization EQUITY SECURITIES that the Adviser believes are undervalued by the market.

The Adviser uses a VALUE INVESTING style. The Adviser uses a proprietary multi-factor screen to identify undervalued securities. Securities must meet or exceed a minimum qualifying score in order to be considered for further analysis. The Adviser generally stays within sector limits to avoid overweighting or underweighting any sector by more than 50% in comparison with the S&P 500 Index. The Portfolio's performance benchmark is the Russell 1000 Value Index.

The Portfolio also may invest in a variety of INCOME-BEARING SECURITIES.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in INCOME-BEARING SECURITIES.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

                     ROSZEL/SOUND LARGE CAP CORE PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Sound Capital Partners.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in LARGE CAPITALIZATION EQUITY SECURITIES that the Adviser believes have a potential to earn a high return on capital and/or are undervalued by the market.

The Adviser uses a CORE INVESTING style. The Adviser uses a disciplined sector weighting approach by which it divides the securities in the S&P 500 Index, the Portfolio's performance benchmark, into ten sectors and adjusts the weightings of investments in these sectors such that they do not deviate more than 5% from the benchmark's weightings. The Adviser then seeks certain securities within a sector that it believes offer better than average growth and earnings prospects. Within this 5% tolerance, the Adviser may overweight or underweight investments in various sectors when it believes the sectors may outperform or underperform the benchmark.

The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS (primarily American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in INCOME-BEARING SECURITIES. This Portfolio is subject to the risk that its benchmark may perform more poorly than equity markets generally.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

                  ROSZEL/INVESCO-NAM LARGE CAP CORE PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by INVESCO-National Asset Management Group.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in LARGE CAPITALIZATION EQUITY SECURITIES that the Adviser believes have a potential to earn a high return on capital and/or are undervalued by the market.

The Adviser uses a CORE INVESTING style. The Adviser's approach is to blend some characteristics of VALUE INVESTING style with those of a GROWTH INVESTING style in seeking stocks with market capitalizations greater than $2 billion. Under normal market conditions, "value" stocks and "growth" stocks each make up between 35% and 65% of the Portfolio's total assets. Using a quantitative approach, the Adviser constructs the Portfolio using stocks having one or more of the following three characteristics: low share price-to-earnings ratios, high yields, or sustained high rates of earnings growth. Investments in each category comprise between 20% and 50% of the Portfolio. The Portfolio's performance benchmark is the S&P 500 Index.

The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in INCOME-BEARING SECURITIES.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

                      ROSZEL/NICHOLAS-APPLEGATE LARGE CAP
                                GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Nicholas-Applegate Capital Management, LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in LARGE CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have a potential for high earnings growth rates. Generally such securities are those of well-established issuers with strong business franchises and favorable long-term growth prospects.

The Adviser uses a GROWTH INVESTING style. The Adviser's approach is to find companies that are experiencing positive change that is timely and sustainable. Following a comprehensive risk evaluation, the Adviser constructs an investment portfolio from among the securities of such companies. The Portfolio's performance benchmark is the Russell 1000 Growth Index.

The Portfolio may invest up to 15% of its total assets in SECURITIES OF FOREIGN ISSUERS (primarily American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in INCOME-BEARING SECURITIES. This Portfolio also is subject to substantial style risk in that GROWTH INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

                 ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT

The Portfolio is managed by Rittenhouse Asset Management, Inc.


PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in LARGE CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have a potential for competitive earnings growth rates. Generally such securities are those of well-established companies with strong business franchises and favorable long-term growth prospects.

The Adviser uses a GROWTH INVESTING style. The Adviser's approach is to select companies with a minimum of $5 billion market capitalization. The Adviser focuses on the quality of a company's earnings and seeks those with historically consistent earnings and sustainable long-term growth rates. The Adviser's goal is to provide above-average risk-adjusted returns as compared with its benchmarks and avoiding "downside" risk is often as important to it as is pursuing "upside" potential. The Portfolio's performance benchmark is the S&P 500 Index.

The Portfolio also may invest in corporate debt securities and GOVERNMENT SECURITIES. The Portfolio may invest up to 15% of its total assets in SECURITIES OF FOREIGN ISSUERS (primarily American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in INCOME-BEARING SECURITIES. This Portfolio also is subject to substantial style risk in that GROWTH INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

                    ROSZEL/SENECA LARGE CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Seneca Capital Management LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in LARGE CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have a potential for high earnings growth rates. Generally such securities are those of well-established issuers with strong business franchises and favorable long-term growth prospects.

The Adviser uses a GROWTH INVESTING style. The Adviser's approach is to acquire a balanced mix of companies with stable demonstrated long-term growth and companies with expected acceleration in earnings growth. To identify companies that may experience an acceleration of earnings growth, the Adviser often looks for those providing unanticipated increases in quarterly earnings and/or upward revisions in future earnings estimates. The Adviser also uses various quantitative techniques to control risk. To limit portfolio volatility, no more than 5% of the Portfolio's total assets is invested in the securities of any single issuer. The Portfolio may include MID CAPITALIZATION securities and SMALL CAPITALIZATION securities from time to time and may invest in a wide variety of INCOME-BEARING SECURITIES. The Portfolio's performance benchmark is the Russell 1000 Growth Index.

The Portfolio may invest up to 10% of its total assets in SECURITIES OF FOREIGN ISSUERS (primarily American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in INCOME-BEARING SECURITIES. This Portfolio also is subject to substantial style risk in that GROWTH INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS and NON-DOLLAR SECURITIES, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

                   ROSZEL/VALENZUELA MID CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Valenzuela Capital Partners LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in MID CAPITALIZATION EQUITY SECURITIES that the Adviser believes are undervalued by the market. The Adviser uses a VALUE INVESTING style. The Portfolio's performance benchmark is the Russell Midcap Value Index.

The Adviser focuses on stock selection and valuation using both quantitative and qualitative analysis. The Adviser's quantitative analysis uses financial data, mainly 3- to 5-year historical quarterly ratio analysis. Normally, the Adviser follows about 180 issuers of MID CAPITALIZATION securities using approximately 25 different financial ratios. The Adviser's qualitative analysis of companies includes interviewing a company's management as well as its customers, competitors, and suppliers, about issues raised by the Adviser's quantitative analysis. From this, the Adviser compiles a purchase list with buy and sell target prices of about 100 stocks.

The Adviser buys a stock that:
  - it believes may appreciate 50% over a 3-year period;
  - has a price that has declined to the buy price; or
  - for a current portfolio holding, has a price that has declined by more than 10% when there has been no negative change in the company's fundamentals.

The Adviser sells a stock that:
  - reaches a predetermined price representing a premium market/industry valuation;
  - whose issuer has a negative change in fundamentals;
  - has appreciated substantially and does not appear likely to appreciate 50% over a 3-year period; or
  - has appreciated substantially and becomes more than 5% of the Portfolio's total assets.

The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of mid size companies that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in either INCOME-BEARING SECURITIES or LARGE CAPITALIZATION EQUITY SECURITIES. Securities issued by mid size companies may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that VALUE INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

                     ROSZEL/SENECA MID CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Seneca Capital Management LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in MID CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have a potential for high and sustainable earnings growth rates.

The Adviser uses a GROWTH INVESTING style. The Adviser's approach is to acquire a balanced mix of companies with stable long-term growth and companies with expected acceleration in earnings growth. To identify companies that may experience an acceleration of earnings growth, the Adviser often looks for those providing unanticipated increases in quarterly earnings and/or upward revisions in future earnings estimates. The Adviser also uses various quantitative measures to control risks. In addition to equity securities, the Portfolio also may invest in a variety of INCOME-BEARING SECURITIES. The Portfolio's performance benchmark is the Russell Midcap Growth Index.

The Portfolio may invest up to 10% of its total assets in SECURITIES OF FOREIGN ISSUERS (primarily American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of mid size companies that may appreciate in value, this Portfolio typically experiences greater volatility over time than funds that invest primarily in LARGE CAPITALIZATION EQUITY SECURITIES or INCOME-BEARING SECURITIES. Securities issued by mid size companies may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that GROWTH INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

                      ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by NWQ Investment Management Company.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in SMALL CAPITALIZATION EQUITY SECURITIES that the Adviser believes are undervalued by the market.

The Adviser uses a VALUE INVESTING style that emphasizes qualitative factors over quantitative ones. Although the Adviser uses traditional quantitative methods such as cash flow analysis to identify undervalued securities, it focuses on seeking stocks under temporary selling pressure or those of special situation companies such as turnaround candidates or companies expected to outperform their peers due to changes in the economic cycle. The Adviser also looks for companies with potential catalysts to unlock or improve profitability. Typical catalysts are: new management, renewed management focus, improving fundamentals, industry consolidation and company restructuring. The Adviser generally tries to maintain the Portfolio's dollar weighted median capitalization at or near that of its benchmark. The Portfolio's performance benchmark is the Russell 2000 Value Index.

The Portfolio also may invest in a variety of INCOME-BEARING SECURITIES. The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of smaller companies that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in INCOME-BEARING SECURITIES or funds that invest in EQUITY SECURITIES representing a greater range of market capitalizations. Smaller companies may have limited product lines, markets, or financial resources and their securities may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that VALUE INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

                 ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?
The Portfolio seeks long-term capital appreciation.
PORTFOLIO MANAGEMENT
The Portfolio is managed by Delaware Management Company.
PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in SMALL CAPITALIZATION and MID CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have a potential for high earnings growth rates.


The Adviser uses a GROWTH INVESTING style. The Adviser seeks small and mid size companies that offer substantial opportunities for long-term price appreciation because they are poised to benefit from changing and dominant social and political trends. The Adviser evaluates a company's management, product development and sales and earnings. The Adviser uses a "bottom-up" approach for this evaluation and seeks market leaders, strong product cycles, innovative concepts and industry trends.

The Adviser believes that companies in the early stages of their development often offer the greatest opportunities for rising stock prices and that the key to investing successfully in small and mid size companies is to invest in them before their stock price matches their growth potential. To do this, the Adviser relies on its own research to study:

     - the operational history of the company;

     - its strategic focus; and

     - its competitive environment.

The Adviser also looks at price-to-earnings ratios, estimated growth rates, market capitalization and cash flows to determine how attractive a company is relative to other companies.

Because there is added risk when investing in small and mid size companies, which may still be in their early developmental stages, the Adviser seeks a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries. The Portfolio's performance benchmark is the Russell 2500 Growth Index.

As small and mid size companies grow, the securities of some may increase in value beyond MID CAPITALIZATION, however, the Adviser may hold such securities until it believes they have reached their growth potential.

The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?
As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of smaller and mid size companies that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in INCOME-BEARING SECURITIES or funds that invest in LARGE CAPITALIZATION EQUITY SECURITIES. Smaller companies may have limited product lines, markets, or financial resources and their securities may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that GROWTH INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

                     ROSZEL/LAZARD INTERNATIONAL PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT

The Portfolio is managed by Lazard Asset Management LLC.


PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in equity SECURITIES OF FOREIGN ISSUERS that the Adviser believes are undervalued by the market.

The Adviser uses a relative VALUE INVESTING style. This means that the Adviser seeks financially productive securities that are undervalued relative to their respective industries and peers based on their earnings, cash flow or asset values. The Adviser invests in securities of relatively large established FOREIGN ISSUERS located in economically developed countries.


The Portfolio generally invests in securities of issuers located in, having their principal business operations in, or having their securities principally traded in at least three countries other than the United States. Except for the United Kingdom and Japan, under normal market conditions, the Portfolio does not invest more than 25% of its total assets in the securities of issuers located in, having their principal business operations in, or having their securities principally traded in any single country. The Portfolio generally invests in securities with market capitalizations within the range of its performance benchmark, the MSCI EAFE Index.


The Portfolio may invest up to 20% of its total assets in INCOME-BEARING SECURITIES, including NON-DOLLAR SECURITIES.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest primarily in INCOME-BEARING SECURITIES. This Portfolio also is subject to substantial style risk in that VALUE INVESTING may fall out of favor with investors.

Investing in SECURITIES OF FOREIGN ISSUERS and in NON-DOLLAR SECURITIES involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. These risks may make the Portfolio more volatile than a comparable domestic equity fund.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

                       ROSZEL/CREDIT SUISSE INTERNATIONAL
                                   PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.
PORTFOLIO MANAGEMENT
The Portfolio is managed by Credit Suisse Asset Management, LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in equity SECURITIES OF FOREIGN ISSUERS that the Adviser believes have a potential for strong earnings growth rates.

The Adviser uses a style that combines favorable growth prospects with attractive valuations, or a "growth at a reasonable price" strategy. The Adviser invests in securities of a wide variety of well established FOREIGN ISSUERS, including depository receipts. The Portfolio generally invests in securities of issuers located in, having their principal business operations in, or having their securities principally traded in at least three countries other than the United States. Except for the United Kingdom and Japan, under normal market conditions, the Portfolio does not invest more than 25% of its total assets in securities of issuers located in, having their principal business operations in, or having their securities principally traded in any single country. The Portfolio's performance benchmark is the MSCI EAFE Index.

The Portfolio may invest up to 20% of its total assets in INCOME-BEARING SECURITIES, including NON-DOLLAR SECURITIES. The Portfolio may invest up to 30% of its total assets in securities of foreign issuers located in countries with emerging economies or securities markets.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in INCOME-BEARING SECURITIES.

Investing in SECURITIES OF FOREIGN ISSUERS and in NON-DOLLAR SECURITIES involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. These risks may make the Portfolio more volatile than a comparable domestic equity fund. These risks are particularly great when investing in SECURITIES OF FOREIGN ISSUERS located in less developed countries with emerging economies or securities markets.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

                         ROSZEL/LORD ABBETT GOVERNMENT
                              SECURITIES PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks as high a level of income as is consistent with investment in GOVERNMENT SECURITIES.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Lord, Abbett & Co. LLC

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio invests PRIMARILY in GOVERNMENT SECURITIES and generally maintains an average portfolio duration of three to eight years. The Portfolio seeks to maintain a relatively stable level of income and to limit share price volatility. The Adviser seeks to manage the duration of portfolio investments to achieve an optimal balance of yield and corresponding interest rate risk. Similarly, the Adviser often seeks higher yields from investments in mortgage-related GOVERNMENT SECURITIES when it can do so without taking on excessive prepayment/extension risk. In this regard, mortgage-related GOVERNMENT SECURITIES may make up a substantial portion of the Portfolio's assets. The Portfolio's performance benchmark is the Merrill Lynch U.S. Government Master Bond Index.

A detailed description of the rating categories is contained in the SAI.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with most income mutual funds, the Portfolio is subject to interest rate risk. Other factors may affect the market price and yield of the Portfolio's securities, including investor demand and domestic economic conditions. Loss of money is a risk of investing in this Portfolio. In addition, the Portfolio is subject to prepayment/extension risk and a small degree of credit risk.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

                       ROSZEL/MLIM FIXED-INCOME PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks as high a level of total return as is consistent with investment in high-grade INCOME-BEARING SECURITIES.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Merrill Lynch Investment Managers, L.P.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?


The Portfolio invests PRIMARILY in HIGH-GRADE INCOME-BEARING SECURITIES and seeks to maintain total return through duration management and sector rotation consistent with the Adviser's outlook of future interest rate changes. The Portfolio generally maintains an average portfolio duration of three to six years. It generally maintains an average credit quality of A or better. The Portfolio invests in a wide variety of INCOME-BEARING SECURITIES including mortgage-backed securities. The Portfolio's performance benchmark is the Merrill Lynch U.S. Domestic Master Bond Index.


A detailed description of rating categories is contained in the SAI.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with most income mutual funds, the Portfolio is subject to interest rate risk and income volatility. Other factors may affect the market price and yield of the Portfolio's securities, including investor demand and domestic and worldwide economic conditions. Loss of money is a risk of investing in this Portfolio. In addition, the Portfolio is subject to a modest degree of credit risk and some degree of prepayment/extension risk.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

                               FEES AND EXPENSES

The following tables describe the fees and expenses that you pay if you buy and hold shares of the Portfolios.

     SHAREHOLDER FEES (DEDUCTED DIRECTLY FROM GROSS AMOUNT OF TRANSACTION)


Maximum Sales Charge Imposed on Purchases (percentage of
  offering price)                                                N/A
Maximum Deferred Sales Charge                                    N/A
Maximum Sales Charge Imposed on Reinvested Dividends and
  Other Distributions                                            N/A
Redemption Fee                                                   N/A
Exchange Fee                                                     N/A



Shareholder fees do not reflect variable contract expenses, fees and charges. If these expenses, fees and charges were included, your costs would be higher.


      ANNUAL PORTFOLIO OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)


                                                                  TOTAL
                                                                 ANNUAL
                                                                PORTFOLIO
                                     MANAGEMENT      OTHER      OPERATING     EXPENSE(2)
                                        FEES      EXPENSES(1)   EXPENSES    REIMBURSEMENTS   NET EXPENSES
                                     ----------   -----------   ---------   --------------   ------------
Roszel/Lord Abbett Large Cap Value
  Portfolio........................     .80%          1.70%       2.50%          1.40%          1.10%
Roszel/Levin Large Cap Value
  Portfolio........................     .80%          3.35%       4.15%          3.05%          1.10%
Roszel/MLIM Relative Value
  Portfolio........................     .80%          1.39%       2.19%          1.09%          1.10%
Roszel/Sound Large Cap Core
  Portfolio........................     .80%         13.02%      13.82%         12.72%          1.10%
Roszel/INVESCO-NAM Large Cap Core
  Portfolio........................     .80%          4.64%       5.44%          4.34%          1.10%
Roszel/Nicholas-Applegate Large Cap
  Growth Portfolio.................     .80%         11.83%      12.63%         11.53%          1.10%
Roszel/Rittenhouse Large Cap Growth
  Portfolio........................     .80%          1.33%       2.13%          1.03%          1.10%
Roszel/Seneca Large Cap Growth
  Portfolio........................     .80%          2.88%       3.68%          2.58%          1.10%
Roszel/Valenzuela Mid Cap Value
  Portfolio........................     .80%          2.61%       3.41%          2.31%          1.10%
Roszel/Seneca Mid Cap Growth
  Portfolio........................     .80%          3.54%       4.34%          3.24%          1.10%
Roszel/NWQ Small Cap Value
  Portfolio........................     .85%          3.34%       4.19%          3.04%          1.15%
Roszel/Delaware Small-Mid Cap
  Growth Portfolio.................     .85%          6.28%       7.13%          5.98%          1.15%
Roszel/Lazard International
  Portfolio........................     .85%          5.65%       6.50%          5.35%          1.15%
Roszel/Credit Suisse International
  Portfolio........................     .85%          3.32%       4.17%          3.02%          1.15%
Roszel/Lord Abbett Government
  Securities Portfolio.............     .65%          1.05%       1.70%           .75%           .95%
Roszel/MLIM Fixed Income
  Portfolio........................     .70%           .90%       1.60%           .60%          1.00%


---------------


(1) Other expenses are based on estimated amounts for the current fiscal year.



(2) The Trust has entered into an expense limitation agreement with Roszel Advisors whereby Roszel Advisors agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed certain limits. The expense limitation agreement is effective through December 31, 2003, and is expected to continue from year to year, provided the continuance is approved by the Trust's board of trustees.

EXAMPLE

The following example is intended to help you compare the cost of investing in shares of the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The costs would be the same if you do not redeem your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                              1 YEAR   3 YEARS
                                                              ------   -------
Roszel/Lord Abbett Large Cap Value Portfolio................   112       645
Roszel/Levin Large Cap Value Portfolio......................   112       982
Roszel/MLIM Relative Value Portfolio........................   112       580
Roszel/Sound Large Cap Core Portfolio.......................   112     2,736
Roszel/INVESCO-NAM Large Cap Core Portfolio.................   112     1,238
Roszel/Nicholas-Applegate Large Cap Growth Portfolio........   112     2,540
Roszel/Rittenhouse Large Cap Growth Portfolio...............   112       568
Roszel/Seneca Large Cap Growth Portfolio....................   112       887
Roszel/Valenzuela Mid Cap Value Portfolio...................   112       832
Roszel/Seneca Mid Cap Growth Portfolio......................   112     1,020
Roszel/NWQ Small Cap Value Portfolio........................   117       995
Roszel/Delaware Small-Mid Cap Growth Portfolio..............   117     1,567
Roszel/Lazard International Portfolio.......................   117     1,447
Roszel/Credit Suisse International Portfolio................   117       991
Roszel/Lord Abbett Government Securities Portfolio..........    97       381
Roszel/MLIM Fixed Income Portfolio..........................   102       446


The example does not reflect sales charges (loads) on reinvested dividends and other distributions because the Portfolios do not impose sales charges. The example does not reflect variable contract expenses, fees and charges. If these expenses, fees and charges were included, your costs would be higher.

                     INFORMATION ABOUT THE RISKS OF CERTAIN
                     INVESTMENTS AND INVESTMENT TECHNIQUES

GOVERNMENT SECURITIES

Each Portfolio may invest in GOVERNMENT SECURITIES. GOVERNMENT SECURITIES include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. GOVERNMENT SECURITIES may be supported by the: (a) full faith credit of the U.S. Treasury,
(2) right of the issuer to borrow from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the issuer, or (d) only the credit of the issuer. GOVERNMENT SECURITIES also include Treasury receipts, zero coupon bonds and other stripped GOVERNMENT SECURITIES, where the principal and interest components of the stripped GOVERNMENT SECURITIES are traded independently. Certain Portfolios also may invest in custody receipts that evidence ownership of future interest payments, principal payments, or both, on certain GOVERNMENT SECURITIES. For certain securities law purposes, custody receipts are not considered GOVERNMENT SECURITIES.

GOVERNMENT SECURITIES generally entail interest rate risk comparable with other HIGH-GRADE SECURITIES although, at times, certain stripped GOVERNMENT SECURITIES may entail a greater degree of interest rate risk. GOVERNMENT SECURITIES in categories (a) and (b) entail virtually no credit risk, while those in categories (c) and (d) and stripped GOVERNMENT SECURITIES entail a small degree of such risk. Except for mortgage-backed GOVERNMENT SECURITIES, GOVERNMENT SECURITIES do not entail prepayment or extension risk.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Although not a principal investment strategy, certain Portfolios may purchase and sell option contracts, enter into futures contracts or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates. These techniques permit a Portfolio to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a Portfolio to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

Advisers also use these techniques to manage risk by hedging a Portfolio's portfolio investments. Hedging techniques may not always be available to the Portfolios; and it may not always be feasible for an Adviser to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a Portfolio could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Adviser expects. As a result, the use of these techniques may result in losses to a Portfolio or increase volatility in a Portfolio's performance.

SECURITIES OF FOREIGN ISSUERS

Many of the Portfolios may invest in SECURITIES OF FOREIGN ISSUERS as part of their principal investment strategy. Most of these Portfolios also may invest in NON-DOLLAR SECURITIES.

Investments in the SECURITIES OF FOREIGN ISSUERS or investments in NON-DOLLAR SECURITIES involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some FOREIGN ISSUERS may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of a Portfolio to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio investment or, if the Portfolio has entered into a contract to sell the investment, could result in possible liability to the purchaser.

FOREIGN ISSUERS are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a FOREIGN ISSUER than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a Portfolio, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

As part of its principal investment strategy, the Roszel/Credit Suisse International Portfolio may invest in SECURITIES OF FOREIGN ISSUERS located in countries with developing or emerging economies and/or securities markets. The securities markets of Asian, Latin American, Eastern European, African and other developing nations are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to the extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in EQUITY SECURITIES of issuers located in Russia and certain other developing nations involves risk of loss resulting from uncertainty of share registration and the safety of custody arrangements and substantial economic and political disruption. These risks are not normally associated with investment in securities of issuers in more developed countries.

SMALL CAPITALIZATION COMPANIES

The Portfolios whose investment strategy includes investment in securities of SMALL CAPITALIZATION securities do so as part of their principal investment strategy.

Historically, SMALL CAPITALIZATION stocks, including stocks of recently organized companies, have been more volatile in price than the larger market capitalization stocks. As a result, investing in the securities of such companies involves greater risk and the possibility of greater price volatility. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are more thinly traded than those of larger companies and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with SMALL CAPITALIZATION SECURITIES are often higher than those with larger capitalizations.

"WHEN-ISSUED" AND DELAYED DELIVERY TRANSACTIONS

Certain of the Portfolios may purchase newly-issued securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. When-issued or delayed delivery transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery to take place at a future date. These transactions allow the Portfolio to lock in an attractive purchase price or yield on a security the Portfolio intends to purchase or an attractive sale price on a security the Portfolio intends to sell. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase or sale and settlement, no payment is made or received by a Portfolio and, for delayed delivery purchases, no interest accrues to the Portfolio. A Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Portfolio reserves the right to sell such securities before the settlement date if deemed advisable.

At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will segregate the security on the Trust's accounting records, record the transaction and reflect the amount due and the market value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will segregate the security on the Trust's accounting records, record the transaction and include the proceeds to be received in determining its net asset value. Accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are not reflected in the net asset value so long as the commitment remains in effect.

LOWER-RATED DEBT SECURITIES

Certain of the Portfolios may invest in high-yielding INCOME-BEARING SECURITIES rated below INVESTMENT GRADE. Securities rated below INVESTMENT GRADE are commonly known as "junk bonds." These LOWER-RATED SECURITIES are, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with their terms and generally entail more credit risk than higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such LOWER-RATED SECURITIES also tend to be more sensitive to economic conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not accurate, regarding LOWER-RATED SECURITIES may depress prices and diminish liquidity for such securities. Factors adversely affecting the market value of LOWER-RATED SECURITIES adversely affect a Portfolio's net asset value. In addition, a Portfolio may incur additional expenses to the extent it may be required to seek recovery upon a default in the payment of principal or interest on its INCOME-BEARING SECURITIES. Although some risk is inherent in all securities, holders of INCOME-BEARING SECURITIES have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in such securities generally entails less financial risk than an investment in EQUITY SECURITIES of the same issuer.

Lower-rated debt securities may be issued by corporations in the early stages of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue LOWER-RATED SECURITIES are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with INVESTMENT GRADE SECURITIES. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of LOWER-RATED SECURITIES may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of LOWER-RATED SECURITIES because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

LOWER-RATED SECURITIES frequently have call or buy-back features that would permit an issuer to call or repurchase the security from the Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio.

A Portfolio may have difficulty disposing of certain LOWER-RATED SECURITIES for which there is a thin trading market. Because not all dealers maintain markets in all LOWER-RATED SECURITIES, there is no established retail secondary market for many of these securities, and the Trust anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for LOWER-RATED SECURITIES, it is generally not as liquid as that for INVESTMENT GRADE SECURITIES. The lack of a liquid secondary market may have an adverse impact on market value of such securities and a Portfolio's ability to dispose of them when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Trust to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

It is likely that a major economic recession could severely affect the market for and the values of LOWER-RATED SECURITIES, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

A Portfolio may acquire LOWER-RATED SECURITIES that are sold without registration under the federal securities laws and therefore carry restrictions on resale. The SAI contains more information about the risks of restricted securities. A Portfolio may acquire LOWER-RATED SECURITIES during an initial offering. Such securities involve special risks because they are new issues.

Additional information regarding the rating categories for INCOME-BEARING SECURITIES appears in the appendix of the SAI.

                             INVESTMENT MANAGEMENT

ROSZEL ADVISORS

Roszel Advisors is the investment manager of the Trust and each of the Portfolios. As investment manager, Roszel Advisors is responsible for overall management of the Trust and for retaining additional Advisers to manage the assets of each Portfolio. Roszel Advisors, at its own expense, furnishes the Trust with officers, clerical services and other personnel, as well as office space, facilities and equipment necessary to administer the business affairs of the Trust. Likewise, Roszel Advisors retains and supervises third-party service providers paid by the Trust to perform certain operational functions. These include J.P. Morgan Investor Services Co., the Trust's administrator, which is responsible for, among other tasks, the valuation of each Portfolio's assets and other accounting functions.

Roszel Advisors uses a "manager of managers" approach to selecting and supervising specialist Advisers to manage the investment portfolios of each Portfolio. Roszel Advisors selects Advisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself is not a significant factor in selecting or terminating Advisers. Roszel Advisors does not anticipate frequent changes in Advisers. The Trust's board of trustees reviews and approves Roszel Advisors's selection or dismissal of Advisers. In the event of a change in a Portfolio's Adviser, variable contract owners invested in that Portfolio will be sent an information statement providing information about the new Adviser within 90 days of such change.

MANAGEMENT FEES

The following table shows the annual management fee rate paid to Roszel Advisors by each Portfolio.

                                     ANNUAL RATE
                                   (AS PERCENTAGE
                                     OF AVERAGE
           PORTFOLIO              DAILY NET ASSETS)
           ---------              -----------------
Roszel/Lord Abbett Large Cap
  Value Portfolio...............        0.80%
Roszel/Levin Large Cap Value
  Portfolio.....................        0.80%
Roszel/MLIM Relative Value
  Portfolio.....................        0.80%
Roszel/Sound Large Cap Core
  Portfolio.....................        0.80%
Roszel/INVESCO-NAM Large Cap
  Core Portfolio................        0.80%

                                     ANNUAL RATE
                                   (AS PERCENTAGE
                                     OF AVERAGE
           PORTFOLIO              DAILY NET ASSETS)
           ---------              -----------------
Roszel/Nicholas-Applegate Large
  Cap Growth Portfolio..........        0.80%
Roszel/Rittenhouse Large Cap
  Growth Portfolio..............        0.80%
Roszel/Seneca Large Cap Growth
  Portfolio.....................        0.80%
Roszel/Valenzuela Mid Cap Value
  Portfolio.....................        0.80%
Roszel/Seneca Mid Cap Growth
  Portfolio.....................        0.80%

                                     ANNUAL RATE
                                   (AS PERCENTAGE
                                     OF AVERAGE
           PORTFOLIO              DAILY NET ASSETS)
           ---------              -----------------
Roszel/NWQ Small Cap Value
  Portfolio.....................        0.85%
Roszel/Delaware Small-Mid Cap
  Growth Portfolio..............        0.85%
Roszel/Lazard International
  Portfolio.....................        0.85%

                                     ANNUAL RATE
                                   (AS PERCENTAGE
                                     OF AVERAGE
           PORTFOLIO              DAILY NET ASSETS)
           ---------              -----------------
Roszel/Credit Suisse
  International Portfolio.......        0.85%
Roszel/Lord Abbett Government
  Securities Portfolio..........        0.65%
Roszel/MLIM Fixed-Income
  Portfolio.....................        0.70%

OTHER ADVISERS

Each Portfolio is managed by an Adviser selected by Roszel Advisors to bring specific asset management style expertise strategy to the management of that Portfolio. The table below summarizes the background data with respect to the Adviser that manages each Portfolio's assets.

LORD ABBETT & CO. LLC               ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO
90 Hudson Street
11th Floor
Jersey City, NJ 07302


Lord Abbett & Co. LLC, founded in 1929, manages one of the nation's oldest mutual fund complexes, with approximately $48 billion in more than 40 mutual fund portfolios and other advisory accounts, as of December 31, 2002.


Robert G. Morris, CFA, partner and director of equity investments, jointly manages the Portfolio. Mr. Morris joined Lord, Abbett & Co. LLC in 1991. He previously worked at Chase Manhattan Bank where he served as vice president & manager of Equity & Equity Investment Research. Mr. Morris has a B.A. in Economics from the State University of NY-Buffalo and a M.A. from Northwestern University.

W. Thomas Hudson, Jr., CFA, partner and investment manager, jointly manages the Portfolio. Mr. Hudson joined Lord, Abbett & Co. LLC in 1982 as director of research and in 1989 changed his responsibilities to include portfolio management and special situations research. Mr. Hudson has a B.S. in Finance and Accounting from St. Mary's College.

Eli M. Salzmann, partner and director of institutional equity investments, jointly manages the Portfolio. He joined Lord, Abbett & Co. LLC in 1997 from Mutual of America where he was a portfolio manager and analyst. Mr. Salzmann has a B.A. from Princeton University and a M.B.A. from New York University.

Sholom Dinsky, partner and Large Cap Value Investment Manager, jointly manages the Portfolio. Mr. Dinsky joined Lord, Abbett & Co. LLC in 2000. He previously worked at Prudential Asset Management where he served as a managing director. Mr. Dinsky has a B.B.A. from City College of New York-Baruch School of Business and a M.A. from Northwestern University.

JOHN A. LEVIN & CO., INC.                 ROSZEL/LEVIN LARGE CAP VALUE PORTFOLIO
One Rockefeller Plaza
New York, NY 10020


John A. Levin & Co., Inc., established in 1996, is wholly-owned by Levin Management Co., Inc., a wholly-owned subsidiary of BKF Capital Group, Inc. John
A. Levin & Co., Inc. had approximately $11.3 billion in assets under management as of December 31, 2002.


John W. Murphy, senior portfolio manager and securities analyst, co-manages the Portfolio. Prior to joining John A. Levin & Co. in 1995, Mr. Murphy was a senior equity analyst for Prudential Securities and worked at Bain & Co. Mr. Murphy earned a B.S. from Bryant College in 1984 and a M.B.A. from Northeastern University in 1986.

Daniel M. Theriault, CFA, senior portfolio manager and securities analyst, co-manages the Portfolio. Prior to re-joining John A. Levin & Co. in 1997, Mr. Theriault was a portfolio manager at the T. Rowe Price Group. Mr. Therialut earned a B.S. from Boston College in 1981.

MERRILL LYNCH INVESTMENT MANAGERS, L.P.     ROSZEL/MLIM RELATIVE VALUE PORTFOLIO
800 Scudders Mill Road
Plainsboro, NJ 08536


Merrill Lynch Investment Managers, L.P. and its advisory affiliates had approximately $462 billion in assets under management as of December 31, 2002.


D. Tysen Nutt, Jr., managing director and senior portfolio manager, jointly manages the Portfolio. He has 19 years of investment industry experience. Prior to joining Merrill Lynch Investment Managers, L.P. in 1994, Mr. Nutt was a senior vice president with Van Deventer & Hoch where he managed accounts for institutions and individuals. Mr. Nutt has a B.A. from Dartmouth College.

Robert A. Vogel, Jr., CFA, vice president, and portfolio manager, jointly manages the Portfolio. He joined Merrill Lynch Investment Managers, L.P. in 1997. He has a B.A. and a M.S. in finance from Loyola College and a M.B.A. from the Wharton School at the University of Pennsylvania.

Anthony A. Lombardi, CFA, vice president, and portfolio manager, jointly manages the Portfolio. He has 13 years of investment industry experience. Prior to joining Merrill Lynch Investment Managers, L.P. in 1998, Mr. Lombardi was a vice president and equity research analyst with Dean Witter Reynolds. He has a B.A. and a M.B.A, both in finance, from Hofstra University.

Jordan L. Irving, vice president and portfolio manager, jointly manages the Portfolio. He joined Merrill Lynch Investment Managers, L.P. in 1998. He holds a B.A. from Yale University and a Special Diploma from Oxford University.

SOUND CAPITAL PARTNERS                     ROSZEL/SOUND LARGE CAP CORE PORTFOLIO
333 West Wacker Drive
Suite 1200
Chicago, IL 60606


Sound Capital Partners is a division of The Burridge Group LLC, a limited liability company. Sound Capital Partners had approximately $673 million in assets under management as of December 31, 2002.


A team of investment professionals manages the Portfolio. Robert B. Pyles, Chief Investment Officer and Chairman of the Investment Policy Committee is primarily responsible for the day-to-day management of the Portfolio. Prior to joining Sound Capital Partners, Mr. Pyles was with BofA Capital Management (and its affiliates and predecessor equity groups) since 1976, and with Seattle First National Bank from 1976-1992 (when that unit was integrated into Bank of America). He holds a BS in pharmacy from the Medical College of Virginia and an MBA from the University of Virginia and is a Chartered Financial Analyst.

INVESCO-NATIONAL ASSET MANAGEMENT GROUP        ROSZEL/INVESCO-NAM LARGE CAP CORE
PORTFOLIO
406 West Market Street
Suite 2500
Louisville, KY 40202


INVESCO-National Asset Management Group is a subsidiary of AMVESCAP, PLC, a United Kingdom Holding company. INVESCO-National Asset Management Group had approximately $13.1 billion in assets under management as of December 31, 2002.


A team of investment professionals manages the Portfolio. J. Jeffery Krumpelman, CFA, is primarily responsible for the day-to-day management of the Portfolio. Prior to joining INVESCO-National Asset Management Group, Mr. Krumpelman held prior positions of analyst and portfolio manager at PNC Bank. Mr. Krumpelman has a B.A. from DePauw University and an M.B.A. from Northwestern University.

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, LLC     ROSZEL/NICHOLAS-APPLEGATE LARGE CAP GROWTH PORTFOLIO
600 West Broadway
San Diego, CA 92101


Nicholas-Applegate Capital Management, LLC is a subsidiary of Allianz Dresdner Asset Management of America, which is a wholly owned subsidiary of Allianz AG, a German financial services company with global operations. Nicholas-Applegate Capital Management LLC had approximately $16.6 billion in assets under management as of December 31, 2002.


Stephen Ross manages the Portfolio. Mr. Ross has thirteen years of investment experience. Prior to joining Nicholas-Applegate Capital Management, LLC in 1994, Mr. Ross held positions with Lincoln National Pension Investment, Merrill Lynch, and T. Rowe Price. Mr. Ross has a B.A. in marketing from San Diego University.


RITTENHOUSE ASSET MANAGEMENT, INC.           ROSZEL/RITTENHOUSE LARGE CAP GROWTH
PORTFOLIO


Five Radnor Corporate Center, Suite 300


100 Matsonford Road

Radnor, PA 19087


Rittenhouse Asset Management, Inc. ("Rittenhouse") is a Pennsylvania corporation with $12 billion in assets under management as of December 31, 2002. Rittenhouse is a wholly owned subsidiary of Nuveen Investments, Inc.


Daniel C. Roarty, CFA jointly manages the Portfolio. Prior to joining Rittenhouse, Mr. Roarty was with Morgan Stanley Dean Witter, Anderson & Sherrerd, LLP, where he served as Vice President in the Equity Department. He began his career as a financial analyst at Goldman, Sachs & Company. He has a M.B.A. from The Wharton School at the University of Pennsylvania and a bachelor's degree from Fairfield University.

John P. Waterman, CFA jointly manages the Portfolio. Prior to joining Rittenhouse, he was senior vice president and director, Advisory Services for Howard, Lawson & Co. He is a graduate of Williams College, received his M.A. from the Fletcher School at Tufts University, and his M.B.A. from The Wharton School at the University of Pennsylvania. He also studied at Doshisha University, Kyoto, Japan and Keio University, Tokyo, Japan.

SENECA CAPITAL MANAGEMENT LLC           ROSZEL/SENECA LARGE CAP GROWTH PORTFOLIO
909 Montgomery Street
Suite 500
San Francisco, CA 94133


Seneca Capital Management LLC, formerly GMG/Seneca Capital Management LLC, is a California limited liability company which commenced operations in October 1989. Phoenix Investment Partners, Ltd. has a controlling interest in Senenca Capital Management LLC. Seneca Capital Management LLC had approximately $12 billion in assets under management as of February 28, 2003.


Gail P. Seneca, CIO and managing partner jointly manages the Portfolio. Ms. Seneca has 20 years of investment experience. Prior to founding Seneca Capital Management LLC, she served as Senior Vice President of the Asset Management Division of Wells Fargo Bank, where she managed assets in excess of $10 billion. Before Wells Fargo, Ms. Seneca was chief investment strategist for Chase Lincoln First Bank. She has a B.A., a M.A. and a Ph.D. from New York University.

Richard D. Little, CFA, equity portfolio manager, and partner jointly manages the Portfolio. Mr. Little has 32 years of investment experience. Prior to joining Seneca Capital Management LLC, he held positions as analyst, board member, and regional manager with Smith Barney, Natwest Securities and Montgomery Securities. He served as Chief Investment Officer at Equibank, and has also managed portfolios for Philadelphia National Bank and Irwin Union Bank. Mr. Little has a B.S. from Indiana University.

Ron Jacks, CFA, senior equity analyst, portfolio manager, and partner jointly manages the Portfolio. Mr. Jacks has 14 years of investment experience. Prior to joining Seneca Capital Management LLC, he was an equity analyst at Cook Inlet Investment Management. Mr. Jacks began his career at Citywide Bank. He is a graduate of Hastings College and received his M.B.A. from Arizona State University.

VALENZUELA CAPITAL PARTNERS LLC        ROSZEL/VALENZUELA MID CAP VALUE PORTFOLIO
1270 Avenue of the Americas
Suite 508
New York, NY 10020


Valenzuela Capital Partners, LLC, founded in 1989, is a limited liability corporation with approximately $860 million in assets under management as of March 18, 2003.


Thomas M. Valenzuela jointly manages the Portfolio. Prior to founding Valenzuela Capital Partners LLC, Mr. Valenzuela, was with Lazard Freres & Co., an investment bank based in New York and Paris. Mr. Valenzuela graduated from Yale University and has an M.B.A. from the Harvard University Graduate School of Business.

Wendell E. Mackey, CFA and a senior managing director of Valenzuela Capital Partners LLC jointly manages the Portfolio. Prior to joining Valenzuela Capital Partners LLC, Mr. Mackey was a portfolio manager with Barnett Capital Advisors, primarily responsible for $250 million in mid to large cap equities for institutional accounts. His previous experience includes four years at NCM Capital Management Group as portfolio manager for The Calvert Social Investment Managed Growth Fund and The Calvert CRI Balanced Fund whose assets totaled $350 million, as well as various institutional separate accounts. Mr. Mackey also was an equity analyst for three years at PNC Investment Management and Research. He has a B.B.A. from Howard University and a MM from the J.L. Kellogg Graduate School of Management of Northwestern University.

Donald M. Krueger, CFA and a managing director of Valenzuela Capital Partners LLC jointly manages the Portfolio. From 1994 to 1995, Mr. Krueger was a managing director at Soros Fund Management where he was responsible for managing approximately $800 million in the Quantum family of funds. Mr. Krueger has a B.
A. in Economics from the University of Rochester and a M.B.A. from the Harvard University Graduate School of Business.

SENECA CAPITAL MANAGEMENT LLC             ROSZEL/SENECA MID CAP GROWTH PORTFOLIO
909 Montgomery Street
Suite 500
San Francisco, CA 94133


Seneca Capital Management LLC, formerly GMG/Seneca Capital Management, LLC, is a California limited liability company which commenced operations on July 1, 1996. Phoenix Investment Partners, Ltd. has a controlling interest in Seneca Capital Management LLC. Seneca Capital Management LLC had approximately $12 billion in assets under management as of February 28, 2003.


Gail P. Seneca, CIO and managing partner jointly manages the Portfolio. Ms. Seneca has 20 years of investment experience. Prior to founding Seneca Capital Management LLC she served as Senior Vice President of the Asset Management Division of Wells Fargo Bank, where she managed assets in excess of $10 billion. Before Wells Fargo, Ms. Seneca was Chief Investment Strategist for Chase Lincoln First Bank. She has a B.A., a M.A. and a Ph.D. from New York University.

Richard D. Little, CFA, equity portfolio manager, and partner jointly manages the Portfolio. Mr. Little has 32 years of investment experience. Prior to joining Seneca Capital Management LLC, he held positions as analyst, board member and regional manger with Smith Barney, Natwest Securities and Montgomery Securities. He served as Chief Investment Officer at Equibank, and has also managed portfolios for Philadelphia National Bank and Irwin Union Bank. Mr. Little has a B.S. from Indiana University.

Ron Jacks, CFA, senior equity analyst, portfolio manager, and partner jointly manages the Portfolio. Mr. Jacks has 14 years of investment experience. Prior to joining Seneca Capital Management LLC, he was an equity analyst at Cook Inlet Investment Management. Mr. Jacks began his career at Citywide Bank. He is a graduate of Hastings College and received his M.B.A. from Arizona State University.

NWQ INVESTMENT MANAGEMENT COMPANY           ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO
2049 Century Park East
4th Floor
Los Angeles, CA 90067


NWQ Investment Management Company, LLC ("NWQ") is a wholly owned subsidiary of Nuveen Investments, Inc. NWQ had approximately $7.6 billion in assets under management as of December 31, 2002.


Phyllis G. Thomas, CFA and Managing Director of NWQ Investment Management Company, manages the Portfolio. Ms. Thomas has 30 years of investment management experience. Prior to joining NWQ in 1990, Ms. Thomas held the position of vice president and senior portfolio manager with The Boston Company where she managed institutional portfolios for three years. Ms. Thomas graduated from Northern Illinois University and received her M.B.A. from the University of California at Los Angeles.

DELAWARE MANAGEMENT COMPANY       ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO
2005 Market Street
Philadelphia, PA 19103-7094


Delaware Management Company, a series of Delaware Management Business Trust, and its affiliates had approximately $84 billion in assets under management as of December 31, 2002.


Gerald S. Frey, Managing Director/Chief Investment Officer--Growth Investing, has primary responsibility for making day-to-day decisions for the Portfolio. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has 23 years' experience in the money management business and holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University.

When making decisions for the Portfolio, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Francis J. Houghton, Jr., Jeffrey W. Hynoski, Steven T. Lampe and Lori P. Wachs.

Marshall T. Bassett, Senior Vice President/Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

John A. Heffern, Senior Vice President/Portfolio Manager, earned a bachelor's degree and an MBA degree at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research in NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Francis J. Houghton, Jr., Vice President/Senior Portfolio Manager, received a BBA from Manhattan College and attended New York University Graduate School of Business Administration. Prior to joining Delaware Investments in March 2000, Mr. Houghton was portfolio manager with Lynch & Mayer, Inc., which he joined in 1990 and of which he became President in 1999. Prior to joining Lynch & Mayer, Inc., Mr. Houghton was Chairman of BMI Capital from 1984 to 1990, a Portfolio Manager at Neuberger & Berman from 1977 to 1984 and a Partner at Oppenheimer & Co., Inc. from 1969-1977.

Jeffrey W. Hynoski, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid- and large capitalization growth group where he specialized in the areas of science, technology and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in finance from the University of Delaware and an MBA with a concentration in investment portfolio management and financial economics from Pace University.

Steven T. Lampe, Vice President/Portfolio Manager, received a bachelor's degree in economics and an MBA degree with a concentration in finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the financial services and business services sectors for small and mid-capitalization growth stocks. He previously served as a tax/audit manager at Price Waterhouse specializing in financial service firms. Mr. Lampe is a Certified Public Accountant.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental studies.


LAZARD ASSET MANAGEMENT LLC                ROSZEL/LAZARD INTERNATIONAL PORTFOLIO

30 Rockefeller Plaza
57th Floor
New York, NY 10112


Lazard Asset Management LLC, a subsidiary of Lazard Freres & Co. LLC, had approximately $55.9 billion in assets under management as of December 31, 2002.


A team of investment professionals manages the Portfolio. The names of the principal persons who are primarily responsible for the day-to-day management of the assets of the Portfolio are Herbert W. Gullquist and John R. Reinsberg. Mr. Gullquist has been vice chairman of Lazard since May 1997 and Chief Investment Officer and a managing director since November 1982. John Reinsberg has been a managing director since joining Lazard Asset Management in January 1992.

CREDIT SUISSE ASSET MANAGEMENT, LLC           ROSZEL/CREDIT SUISSE INTERNATIONAL PORTFOLIO
466 Lexington Avenue
New York, NY 10017


Credit Suisse Asset Management, LLC ("CSAM") is part of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston. CSAM had approximately $52.8 billion in assets under management as of December 31, 2002.


Steven D. Bleiberg, managing director, is chairman of the firm's Global Equity Strategy Group, and jointly manages the Portfolio. Mr. Bleiberg has been with CSAM since 1991. He has a B.A. in Government from Harvard University and a M.S. in Finance from the Sloan School of Management at Massachusetts Institute of Technology.

Richard W. Watt, managing director and head of global emerging markets, jointly manages the Portfolio. Mr. Watt joined CSAM in 1995. Previously, he served as head of emerging markets investments and research at Gartmore Investment Limited in London from 1992 to 1995. Mr. Watt holds a Diploma in Management Studies from Napier College, Edinburgh and a M.A. in Politics and Modern History from the University of Edinburgh.

Emily Alejos, CFA, director, and chief investment officer for Latin American equities, jointly manages the Portfolio. She joined CSAM in 1997 after working as an emerging markets portfolio manager at Bankers Trust from 1993 to 1997. Ms. Alejos has a B.A. in Economics and Development Studies from Brown University and an M.B.A. from Stanford University.

Staci Lombard, CFA and vice president, jointly manages the Portfolio. Ms. Lombard joined CSAM in 1987 as a convertible security analyst, created an international equity trading desk in 1991, and remained an international equity trader until 1999. She has a B.S. in Psychology from Cornell University and a M.B.A. in Finance from Baruch College, City University of New York.

LORD, ABBETT & CO. LLC        ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO
90 Hudson Street
11th Floor
Jersey City, NJ 07302


Lord Abbett & Co. LLC, founded in 1929, manages one of the nation's oldest mutual fund complexes, with approximately $48 billion in more than 40 mutual fund portfolios and other advisory accounts, as of December 31, 2002.


Robert I. Gerber, partner and director of Taxable Fixed Income Management, manages the Portfolio. Mr. Gerber joined Lord, Abbet & Co. LLC in 1997. He previously worked at Sanford C. Bernstein & Co., Inc. where he was a senior portfolio manager in the Mortgage Group. Mr. Gerber has a B.A. in Economics from Union College and a M.A. and Ph.D. in Economics from Columbia University.

MERRILL LYNCH INVESTMENT MANAGERS, L.P.       ROSZEL/MLIM FIXED-INCOME PORTFOLIO
800 Scudders Mill Road
Plainsboro, NJ 08536


Merrill Lynch Investment Managers, L.P. and its advisory affiliates had approximately $462 billion in assets under management as of December 31, 2002.


A team of investment professionals manages the Portfolio. Kevin Bormida, vice president and portfolio manager, is primarily responsible for the day-to-day management of the Portfolio. Prior to joining Merrill Lynch Investment Managers, L.P. in 1991, Mr. Bormida held diverse positions in the banking industry, including private banking associate and internal auditor. He has a B.S. from Mount Saint Mary's College and a M.B.A. from Monmouth University.

                               OTHER INFORMATION

PURCHASE AND REDEMPTION OF SHARES

Shares of the Trust are not offered directly to the general public. The Trust currently offers shares of the Trust to separate accounts of MLLIC and MLLICNY as funding vehicles for certain variable contracts issued through the separate accounts. When shares of the Trust are offered as a funding vehicle for variable contracts, a separate prospectus describing the particular separate account and variable contract being offered through that separate account accompanies this prospectus.

Shares of the Portfolios are sold in a continuous offering to the separate accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more subaccounts of the separate accounts and the assets of each such subaccount are invested in the shares of the Portfolio corresponding to that subaccount. The separate accounts purchase and redeem shares of the Portfolios for their subaccounts at a net asset value without sales or redemption charges.

For each day on which a Portfolio's net asset value is calculated, the separate accounts transmit to the Trust any orders to purchase or redeem shares of the Portfolios based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners that have been processed on that day. The separate account purchases and redeems shares of each Portfolio at the Portfolio's net asset value per share calculated as of the day the Trust receives the order, although such purchases and redemptions may be executed the next morning. Money received by the Trust from the separate accounts for the purchase of shares of the Roszel/Lazard International Portfolio or Roszel/Credit Suisse International Portfolio are often invested by the Portfolios on the day following the execution of such purchases. Payment for shares redeemed are made within seven days after receipt of a proper notice of redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

Notwithstanding the foregoing, the Trust reserves the right to refuse to sell shares to the separate accounts if such sales are not in the Trust's or appropriate Portfolio's best interests. Trust shares are offered primarily as long-term investments and are not intended as short-term investments. In particular, short-term trading practices such as "market-timing," where shares of one Portfolio are redeemed shortly after being acquired in order to acquire shares of another Portfolio, are often harmful to a Portfolio and long-term investors in the Portfolio. Therefore, in circumstances where the Trust determines that the sale of additional shares of a Portfolio to support particular variable contracts would be harmful to the Portfolio or investors in the Portfolio, it may refuse to sell such shares to support such contracts.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. To the extent that such classes of investors are invested in the same Portfolio when a conflict of interest arises that might involve the Portfolio, one or more such classes of investors could be disadvantaged. The Trust currently does not foresee any such disadvantage to owners of variable contracts. Nonetheless, the board of trustees of the Trust will monitor the Portfolios for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, then MLLIC or MLLICNY will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict occurs, then MLLIC or MLLICNY might withdraw its separate accounts' investment in one or more Portfolios or it may substitute shares of one Portfolio for another. This might force a Portfolio to sell its portfolio securities at a disadvantageous price.

  Special Compensation Arrangements

Roszel Advisors may pay amounts to MLLIC or MLLICNY, from its own resources. These payments are meant to compensate the insurance companies for part of the administrative expense of maintaining accounts for and communicating with owners of variable contracts.

  Contract Owner Voting Rights


With regard to Portfolio matters for which the Investment Company Act of 1940 (the "1940 Act") requires a shareholder vote, MLLIC and MLLICNY vote such shares in accordance with instructions received from the owners of variable contracts having a voting interest in that separate account. Each share has one vote for each dollar of net asset value and votes are counted on an aggregate basis except as to matters where the interests of Portfolios differ (such as approval of an investment advisory agreement or a change in a Portfolio's fundamental investment restrictions). In such a case, the voting is on a Portfolio-by-Portfolio basis. Fractional shares are counted. Shares held by a separate account for which no instructions are received are voted by MLLIC and MLLICNY for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received.


DISTRIBUTIONS AND TAX INFORMATION

  Income Dividends and Capital Gains Distribution

The Roszel/Lord Abbett Government Securities Portfolio and Roszel/MLIM Fixed-Income Portfolio intend to distribute substantially all of their net investment income monthly. Each of the other Portfolios intends to distribute substantially all of its net investment income annually. Each Portfolio also intends to distribute substantially all of its net realized capital gains annually. All income dividends and capital gains distributions made by a Portfolio are reinvested in shares of that Portfolio at that Portfolio's net asset value.

  Taxes


For federal income tax purposes, each Portfolio is treated as a separate entity. Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986 as amended ("Code"), and will meet certain diversification requirements applicable to mutual funds underlying variable insurance products. By so qualifying, a Portfolio should have little or no liability for federal income taxes if it distributes substantially all of its net investment income and net realized capital gains to the separate accounts each year.


Since the separate accounts are the only shareholders of the Trust, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to the purchasers of variable contracts, see the attached prospectus for such contract.

CALCULATING SHARE VALUE

Portfolio shares are sold at net asset value ("NAV"). The NAV of each Portfolio is calculated at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, each day the NYSE is open for trading. The NAV per share for each Portfolio is determined by adding the value of the Portfolio's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of that Portfolio's outstanding shares.

A Portfolio's portfolio securities are valued most often on the basis of market quotations. SECURITIES OF FOREIGN ISSUERS generally are valued on the basis of quotations from the primary market in which they are traded. Some INCOME-BEARING SECURITIES are valued using dealers and pricing services. Municipal bond valuations are based on prices supplied by a qualified municipal pricing service. Those prices are composed of the mean average of the bid and ask prices on the secondary market. Any short-term securities held by any Portfolio with remaining maturities of sixty days or less are valued on the basis of amortized cost or original cost plus accrued interest. A Portfolio's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last traded bid price. A Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

If quotations are not readily available for any security, or if the value of a security has been materially affected by events occurring after the closing of a market, the security may be valued by using procedures approved by the Trust's board of trustees, that Roszel Advisors believes accurately reflects "fair value."

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolios since inception. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolios (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended December 31, 2002 has been audited by Deloitte & Touche LLP, independent accountants, whose report appears in the Trust's Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolios' financial statements, as well as the SAI, are available at no cost from the Trust at the toll free number noted on the back cover to this Prospectus or from your insurance company.

                                                            FOR THE PERIOD JULY 1, 2002* TO
                                                                   DECEMBER 31, 2002
                                                    -----------------------------------------------
                                                      ROSZEL/      ROSZEL/     ROSZEL/     ROSZEL/
                                                    LORD ABBETT     LEVIN       MLIM        SOUND
                                                     LARGE CAP    LARGE CAP   RELATIVE    LARGE CAP
                                                       VALUE        VALUE       VALUE       CORE
                                                     PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO
                                                    -----------   ---------   ---------   ---------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............    $10.00       $ 10.00     $10.00      $ 10.00
                                                      ------       -------     ------      -------
Investment income (loss) -- net(a)................      0.04          0.12       0.06         0.02
Realized and unrealized gain (loss) on
  investments -- net(a)...........................     (0.08)**      (1.61)     (0.62)**     (0.98)
Net asset value, end of period....................    $ 9.96       $  8.51     $ 9.44      $  9.04
                                                      ======       =======     ======      =======
TOTAL INVESTMENT RETURN(b)(c):....................     (0.40)%      (14.90)%    (5.60)%      (9.60)%
                                                      ======       =======     ======      =======
RATIOS TO AVERAGE NET ASSETS(d):
Expenses before expense reductions(e).............      6.01%        11.09%      5.23%       39.23%
Expenses net of waivers and reimbursements, if
  any(f)..........................................      1.10%         1.10%      1.10%        1.10%
Expenses net of all reductions(g).................      1.05%         0.95%      1.10%        1.04%
Investment income (loss) -- net before expense
  reductions(e)...................................     (4.13)%       (7.38)%    (2.84)%     (37.85)%
Investment income (loss) -- net of waivers and
  reimbursements, if any(f).......................      0.78%         2.61%      1.29%        0.28%
Investment income (loss) -- net of all
  reductions(g)...................................      0.83%         2.76%      1.29%        0.34%
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..........    $5,578       $ 2,300     $6,309      $   531
                                                      ======       =======     ======      =======
Portfolio turnover rate...........................        13%           21%        15%          29%
                                                      ======       =======     ======      =======


---------------


*   Commencement of investment operations.



** The amounts shown for a share outstanding throughout the period are not in accord with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of the Portfolio's shares in relation to the fluctuating market value of the investments in the Portfolio.



(a) Based on average shares outstanding.



(b) Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements. Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.



(c) Not annualized.



(d) Annualized.



(e) Does not include advisory waivers, expense reimbursements or expense reductions from directed brokerage agreements.



(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from directed brokerage agreements, if any.



(g) Includes advisory waivers, expense reimbursements and expense reductions from directed brokerage agreements, if any.

                                                        FOR THE PERIOD FROM JULY 1, 2002*
                                                              TO DECEMBER 31, 2002
                                          -------------------------------------------------------------
                                                                                  ROSZEL/      ROSZEL/
                                             ROSZEL/       ROSZEL/ NICHOLAS-    RITTENHOUSE    SENECA
                                           INVESCO-NAM      APPLEGATE LARGE      LARGE CAP    LARGE CAP
                                          LARGE CAP CORE       CAP GROWTH         GROWTH       GROWTH
                                            PORTFOLIO          PORTFOLIO         PORTFOLIO    PORTFOLIO
                                          --------------   ------------------   -----------   ---------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....     $ 10.00            $ 10.00           $10.00       $ 10.00
                                             -------            -------           ------       -------
Investment income (loss) -- net(a)......        0.02              (0.01)            0.01          0.01
Realized and unrealized gain (loss) on
  investments -- net(a).................       (1.14)             (1.08)           (0.90)        (1.04)
Net asset value, end of period..........     $  8.88            $  8.91           $ 9.11       $  8.97
                                             =======            =======           ======       =======
TOTAL INVESTMENT RETURN(b)(c):..........      (11.20)%           (10.90)%          (8.90)%      (10.30)%
                                             =======            =======           ======       =======
RATIOS TO AVERAGE NET ASSETS(d):
Expenses before expense reductions(e)...       16.20%             35.23%            5.05%        10.21%
Expenses net of waivers and
  reimbursements, if any(f).............        1.10%              1.10%            1.10%         1.10%
Expenses net of all reductions(g).......        1.10%              1.10%            1.03%         1.02%
Investment income (loss) -- net before
  expense reductions(e).................      (14.72)%           (34.27)%          (3.85)%       (9.06)%
Investment income (loss) -- net of
  waivers and reimbursements, if
  any(f)................................        0.38%             (0.14)%           0.10%         0.05%
Investment income (loss) -- net of all
  reductions(g).........................        0.38%             (0.14)%           0.17%         0.13%
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)............................     $ 1,611            $   546           $6,534       $ 2,337
                                             =======            =======           ======       =======
Portfolio turnover rate.................          13%                98%               6%           72%
                                             =======            =======           ======       =======


---------------


*   Commencement of investment operations.



(a) Based on average shares outstanding.



(b) Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements. Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.



(c) Not annualized.



(d) Annualized.



(e) Does not include advisory waivers, expense reimbursements or expense reductions from directed brokerage agreements.



(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from directed brokerage agreements, if any.



(g) Includes advisory waivers, expense reimbursements and expense reductions from directed brokerage agreements, if any.

                                                         FOR THE PERIOD FROM JULY 1, 2002* TO
                                                                  DECEMBER 31, 2002
                                                ------------------------------------------------------
                                                 ROSZEL/      ROSZEL/      ROSZEL/        ROSZEL/
                                                VALENZUELA   SENECA MID      NWQ         NEUBERGER
                                                 MID CAP        CAP       SMALL CAP     BERMAN SMALL
                                                  VALUE        GROWTH       VALUE        CAP GROWTH
                                                PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO
                                                ----------   ----------   ---------   ----------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........   $ 10.00      $ 10.00      $ 10.00        $ 10.00
                                                 -------      -------      -------        -------
Investment income (loss) -- net(a)............      0.02        (0.01)        0.02          (0.04)
Realized and unrealized gain (loss) on
  investments -- net(a).......................     (2.06)       (1.38)       (2.28)         (2.34)
Net asset value, end of period................   $  7.96      $  8.61      $  7.74        $  7.62
                                                 =======      =======      =======        =======
TOTAL INVESTMENT RETURN(b)(c):................    (20.40)%     (13.90)%     (22.60)%       (23.80)%
                                                 =======      =======      =======        =======
RATIOS TO AVERAGE NET ASSETS(d):
Expenses before expense reductions(e).........      9.34%       13.51%       12.22%         17.03%
Expenses net of waivers and reimbursements, if
  any(f)......................................      1.10%        1.10%        1.15%          1.25%
Expenses net of all reductions(g).............      1.10%        0.91%        0.95%          1.23%
Investment income (loss) -- net before expense
  reductions(e)...............................     (7.68)%     (12.92)%     (10.68)%       (16.78)%
Investment income (loss) -- net of waivers and
  reimbursements, if any(f)...................      0.56%       (0.51)%       0.39%         (1.00)%
Investment income (loss) -- net of all
  reductions(g)...............................      0.56%       (0.32)%       0.59%         (0.98)%
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......   $ 3,140      $ 1,865      $ 2,055        $ 1,413
                                                 =======      =======      =======        =======
Portfolio turnover rate.......................        69%          53%          10%            51%
                                                 =======      =======      =======        =======


---------------


*   Commencement of investment operations.



(a) Based on average shares outstanding.



(b) Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements. Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.



(c) Not annualized.



(d) Annualized.



(e) Does not include advisory waivers, expense reimbursements or expense reductions from directed brokerage agreements.



(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from directed brokerage agreements, if any.



(g) Includes advisory waivers, expense reimbursements and expense reductions from directed brokerage agreements, if any.

                                                         FOR THE PERIOD FROM JULY 1, 2002* TO
                                                                  DECEMBER 31, 2002
                                              ----------------------------------------------------------
                                                                                ROSZEL/
                                                 ROSZEL/         ROSZEL/      LORD ABBETT
                                                 LAZARD       CREDIT SUISSE   GOVERNMENT    ROSZEL/ MLIM
                                              INTERNATIONAL   INTERNATIONAL   SECURITIES    FIXED-INCOME
                                                PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO
                                              -------------   -------------   -----------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........     $ 10.00         $ 10.00        $10.00        $ 10.00
                                                 -------         -------        ------        -------
Investment income (loss) -- net(a)..........        0.00**          0.01          0.12           0.11
Realized and unrealized gain (loss) on
  investments -- net(a).....................       (1.07)          (1.10)         0.45           0.16
Total from investment operations............       (1.07)          (1.09)         0.57           0.27
                                                 -------         -------        ------        -------
Less dividends and distributions:
Investment income -- net....................          --              --         (0.08)         (0.08)
Net asset value, end of period..............     $  8.93         $  8.91        $10.49        $ 10.19
                                                 =======         =======        ======        =======
TOTAL INVESTMENT RETURN(b)(c):..............      (10.70)%        (10.90)%        5.70%          2.74%
                                                 =======         =======        ======        =======
RATIOS TO AVERAGE NET ASSETS(d):
Expenses before expense reductions(e).......       31.35%           9.47%         3.82%          3.66%
Expenses net of waivers and reimbursements,
  if any(f).................................        1.15%           1.15%         0.95%          1.00%
Expenses net of all reductions(g)...........        1.15%           1.15%         0.95%          1.00%
Investment income (loss) -- net before
  expense reductions(e).....................      (30.13)%         (8.06)%       (0.65)%        (0.40)%
Investment income (loss) -- net of waivers
  and reimbursements, if any(f).............        0.07%           0.26%         2.22%          2.26%
Investment income (loss) -- net of all
  reductions(g).............................        0.07%           0.26%         2.22%          2.26%
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....     $ 1,126         $ 2,419        $9,149        $11,377
                                                 =======         =======        ======        =======
Portfolio turnover rate.....................           3%             35%          107%            38%
                                                 =======         =======        ======        =======


---------------


*   Commencement of investment operations.



**  Per share amount is less than $0.01.



(a) Based on average shares outstanding.



(b) Total return is based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements. Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.



(c) Not annualized.



(d) Annualized.



(e) Does not include advisory waivers, expense reimbursements or expense reductions from directed brokerage agreements.



(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from directed brokerage agreements, if any.



(g) Includes advisory waivers, expense reimbursements and expense reductions from directed brokerage agreements, if any.

                               SERVICE PROVIDERS

INVESTMENT MANAGER

Roszel Advisors, LLC, 1300 Merrill Lynch Drive, Pennington, New Jersey 08534, is the investment manager of the Trust.

INDEPENDENT AUDITORS

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116-5022, are the independent auditors of the Trust.

CUSTODIAN

JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, acts as Custodian of the Trust's assets.

ADMINISTRATOR

J.P. Morgan Investor Services Co., 73 Tremont Street, Boston, Massachusetts 02108-3913, which is a wholly owned subsidiary of J.P. Morgan Chase & Co., acts as the Trust's Administrator.

TRANSFER AGENT

Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as Transfer Agent for the Trust.

LEGAL COUNSEL

Sutherland Asbill & Brennan LLP, Washington, D.C., is counsel for the Trust.

                                    APPENDIX

              INVESTMENTS AND INVESTMENT PRACTICES AND TECHNIQUES

The following table shows each Portfolio's investment limitations with respect to certain higher risk investments and investment practices and techniques as a percentage of assets. Percentages are generally calculated as of the time of the most recent investment in the particular security or contract or the time of the most recent use of an investment technique.

LEGEND

/ A check mark means that there is no policy limitation on the Portfolio's usage of that practice or type of security, and that the Portfolio may be currently using that practice or investing in that type of security.

25 A number indicates the maximum percentage of total assets that the Portfolio is permitted to invest in that practice or type of security. A number in italics ([25]) indicates the maximum percentage of net assets.

- A dot means that the Portfolio is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

X An "X" means that the Portfolio is not permitted to use that practice or invest in that type of security.

Chart 1

---------------------------------------------------------------------------------------------------------
                                        ROSZEL/                     ROSZEL/                     ROSZEL/
                                      LORD ABBETT     ROSZEL/        MLIM         ROSZEL/      INVESCO-
                                       LARGE CAP    LEVIN LARGE    RELATIVE     SOUND LARGE    NAM LARGE
                                         VALUE       CAP VALUE       VALUE       CAP CORE      CAP CORE
                                       PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICES AND TECHNIQUES
---------------------------------------------------------------------------------------------------------
 Borrowings and Reverse Repurchase     33.33         33.33         33.33         33.33         33.33
 Agreements
---------------------------------------------------------------------------------------------------------
 Repurchase Agreements                   /             /             /             /             /
---------------------------------------------------------------------------------------------------------
 Securities Lending                      -             -             /             X             X
---------------------------------------------------------------------------------------------------------
 Short Sales Against the Box             X             X             X             X             X
---------------------------------------------------------------------------------------------------------
 When-Issued Securities and Delayed      X             5             -             -             X
 Delivery Securities
---------------------------------------------------------------------------------------------------------
 Illiquid Investments                    -             -             -             -             -
---------------------------------------------------------------------------------------------------------
 Restricted Securities (including        X             X             -             X             X
 illiquid Rule 144A securities)
---------------------------------------------------------------------------------------------------------
 Liquid Restricted Rule 144A             X             -             -             X             X
 Securities
---------------------------------------------------------------------------------------------------------
 CONVENTIONAL SECURITIES
---------------------------------------------------------------------------------------------------------
 Securities of Foreign Issuers           25            25            -             25            25
---------------------------------------------------------------------------------------------------------
 Equity Securities                       /             /             /             /             /
---------------------------------------------------------------------------------------------------------
 Equity Securities of Foreign            25            25            -             25            25
 Issuers
---------------------------------------------------------------------------------------------------------
 American, European and Global           25            25            -             25            25
 Depository Receipts
---------------------------------------------------------------------------------------------------------
 REITs                                   X             X             X             X             X
---------------------------------------------------------------------------------------------------------
 Warrants and Stock Purchase Rights      X             -             -             -             X
---------------------------------------------------------------------------------------------------------
 Investment Company Securities           -             X             -             X             X
 (including World Equity Benchmark
 and Standard & Poor's Depository
 Receipts)
---------------------------------------------------------------------------------------------------------
 Debt Securities                         -             -             20            -             -
---------------------------------------------------------------------------------------------------------
 Government Securities                   -             20            20            -             -
---------------------------------------------------------------------------------------------------------
 Investment Grade Debt Securities        -             -             20            -             -
---------------------------------------------------------------------------------------------------------

                                 Chart 1, page 1

---------------------------------------------------------------------------------------------------------
                                        ROSZEL/                     ROSZEL/                     ROSZEL/
                                      LORD ABBETT     ROSZEL/        MLIM         ROSZEL/      INVESCO-
                                       LARGE CAP    LEVIN LARGE    RELATIVE     SOUND LARGE    NAM LARGE
                                         VALUE       CAP VALUE       VALUE       CAP CORE      CAP CORE
                                       PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------
 Lower-Rated Debt Securities             -             -             X             X             X
---------------------------------------------------------------------------------------------------------
 Debt Securities of Foreign              X             X             X             X             X
 Government Issuers
---------------------------------------------------------------------------------------------------------
 Debt Securities of Foreign              X             -             X             X             X
 Corporate Issuers
---------------------------------------------------------------------------------------------------------
 Non-Dollar Securities                   X             20            -             X             -
---------------------------------------------------------------------------------------------------------
 DERIVATIVE SECURITIES AND CONTRACTS
---------------------------------------------------------------------------------------------------------
 Mortgage-Backed Securities              X             X             X             X             X
---------------------------------------------------------------------------------------------------------
 Asset-Backed Securities                 X             X             X             X             X
---------------------------------------------------------------------------------------------------------
 Options on Securities and Indices       X             -             -             X             X
---------------------------------------------------------------------------------------------------------
 Stock Index Futures Contracts and       X             -             -             X             X
 Options Thereon
---------------------------------------------------------------------------------------------------------
 Interest Rate Futures Contracts and     X             X             -             X             X
 Options Thereon
---------------------------------------------------------------------------------------------------------
 CURRENCY TRANSACTIONS AND SWAPS
---------------------------------------------------------------------------------------------------------
 Forward Foreign Currency Exchange       X             X             -             X             X
 Contracts
---------------------------------------------------------------------------------------------------------
 Currency Options and Futures            X             X             -             X             X
 Contracts
---------------------------------------------------------------------------------------------------------
 Currency Swaps                          X             X             -             X             X
---------------------------------------------------------------------------------------------------------
 Currency Cross-Hedging                  X             X             -             X             X
---------------------------------------------------------------------------------------------------------
 Interest Rate Swaps                     X             X             -             X             X
---------------------------------------------------------------------------------------------------------
 Interest Rate Caps, Floors and          X             X             -             X             X
 Collars
---------------------------------------------------------------------------------------------------------
 Equity Swaps                            X             X             -             X             X
---------------------------------------------------------------------------------------------------------

                                 Chart 1, page 2

Chart 2


---------------------------------------------------------------------------------------------------------
                                        ROSZEL/
                                       NICHOLAS-      ROSZEL/       ROSZEL/       ROSZEL/       ROSZEL/
                                       APPLEGATE    RITTENHOUSE     SENECA      VALENZUELA      SENECA
                                       LARGE CAP     LARGE CAP     LARGE CAP      MID CAP       MID CAP
                                        GROWTH        GROWTH        GROWTH         VALUE        GROWTH
                                       PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICES AND TECHNIQUES
---------------------------------------------------------------------------------------------------------
 Borrowings and Reverse Repurchase     33.33         33.33         33.33         33.33         33.33
 Agreements
---------------------------------------------------------------------------------------------------------
 Repurchase Agreements                   /             /             /             /             /
---------------------------------------------------------------------------------------------------------
 Securities Lending                      X             X             -             -             -
---------------------------------------------------------------------------------------------------------
 Short Sales Against the Box             X             X             -             X             -
---------------------------------------------------------------------------------------------------------
 When-Issued Securities and Delayed      X             X             -             X             -
 Delivery Securities
---------------------------------------------------------------------------------------------------------
 Illiquid Investments                    -             -             -             -             -
---------------------------------------------------------------------------------------------------------
 Restricted Securities (including        X             X             -             X             -
 illiquid Rule 144A securities)
---------------------------------------------------------------------------------------------------------
 Liquid Restricted Rule 144A             X             X             -             X             -
 Securities
---------------------------------------------------------------------------------------------------------
 CONVENTIONAL SECURITIES
---------------------------------------------------------------------------------------------------------
 Securities of Foreign Issuers           15            15            10            25            10
---------------------------------------------------------------------------------------------------------
 Equity Securities                       /             /             /             /             /
---------------------------------------------------------------------------------------------------------
 Equity Securities of Foreign            15            15            10            25            10
 Issuers
---------------------------------------------------------------------------------------------------------
 American, European and Global           15            15            10            25            10
 Depository Receipts
---------------------------------------------------------------------------------------------------------
 REITs                                   X             X             -             -             -
---------------------------------------------------------------------------------------------------------
 Warrants and Stock Purchase Rights      X             X             -             -             -
---------------------------------------------------------------------------------------------------------
 Investment Company Securities           X             -             -             -             -
 (including World Equity Benchmark
 Shares and Standard & Poor's
 Depository Receipts)
---------------------------------------------------------------------------------------------------------
 Debt Securities                         -             -             /             -             -
---------------------------------------------------------------------------------------------------------
 Government Securities                   -             -             /             -             -
---------------------------------------------------------------------------------------------------------
 Investment Grade Debt Securities        -             -             /             -             -
---------------------------------------------------------------------------------------------------------


                                 Chart 2, page 1

---------------------------------------------------------------------------------------------------------
                                        ROSZEL/
                                       NICHOLAS-      ROSZEL/       ROSZEL/       ROSZEL/       ROSZEL/
                                       APPLEGATE    RITTENHOUSE     SENECA      VALENZUELA      SENECA
                                       LARGE CAP     LARGE CAP     LARGE CAP      MID CAP       MID CAP
                                        GROWTH        GROWTH        GROWTH         VALUE        GROWTH
                                       PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------
 Lower-Rated Debt Securities             X             -             -             -             -
---------------------------------------------------------------------------------------------------------
 Debt Securities of Foreign              X             X             -             X             -
 Government Issuers
---------------------------------------------------------------------------------------------------------
 Debt Securities of Foreign              X             X             -             X             -
 Corporate Issuers
---------------------------------------------------------------------------------------------------------
 Non-Dollar Securities                   X             X             -             X             -
---------------------------------------------------------------------------------------------------------
 DERIVATIVE SECURITIES AND CONTRACTS
---------------------------------------------------------------------------------------------------------
 Mortgage-Backed Securities              X             X             -             X             -
---------------------------------------------------------------------------------------------------------
 Asset-Backed Securities                 X             X             -             X             -
---------------------------------------------------------------------------------------------------------
 Options on Securities and Indices       X             X             -             X             -
---------------------------------------------------------------------------------------------------------
 Stock Index Futures Contracts and       X             X             -             X             -
 Options Thereon
---------------------------------------------------------------------------------------------------------
 Interest Rate Futures Contracts and     X             X             -             X             -
 Options Thereon
---------------------------------------------------------------------------------------------------------
 CURRENCY TRANSACTIONS AND SWAPS
---------------------------------------------------------------------------------------------------------
 Forward Foreign Currency Exchange       X             X             -             X             -
 Contracts
---------------------------------------------------------------------------------------------------------
 Currency Options and Futures            X             X             -             X             -
 Contracts
---------------------------------------------------------------------------------------------------------
 Currency Swaps                          X             X             -             X             -
---------------------------------------------------------------------------------------------------------
 Currency Cross-Hedging                  X             X             -             X             -
---------------------------------------------------------------------------------------------------------
 Interest Rate Swaps                     X             X             -             X             -
---------------------------------------------------------------------------------------------------------
 Interest Rate Caps, Floors and          X             X             -             X             -
 Collars
---------------------------------------------------------------------------------------------------------
 Equity Swaps                            X             X             -             X             -
---------------------------------------------------------------------------------------------------------

                                 Chart 2, page 2

Chart 3

----------------------------------------------------------------------------------------------------------
                                                                 ROSZEL/
                                                   ROSZEL/      DELAWARE                        ROSZEL/
                                                     NWQ        SMALL-MID       ROSZEL/         CREDIT
                                                  SMALL CAP        CAP          LAZARD          SUISSE
                                                    VALUE        GROWTH      INTERNATIONAL   INTERNATIONAL
                                                  PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICES AND TECHNIQUES
----------------------------------------------------------------------------------------------------------
 Borrowings and Reverse Repurchase Agreements     33.33         33.33          33.33           33.33
----------------------------------------------------------------------------------------------------------
 Repurchase Agreements                              /             -              /               /
----------------------------------------------------------------------------------------------------------
 Securities Lending                                 X             -              X               -
----------------------------------------------------------------------------------------------------------
 Short Sales Against the Box                        X             -              X               -
----------------------------------------------------------------------------------------------------------
 When-Issued Securities and Delayed Delivery        -             -              X              25
 Securities
----------------------------------------------------------------------------------------------------------
 Illiquid Investments                               -             -              -             [15]
----------------------------------------------------------------------------------------------------------
 Restricted Securities (including illiquid Rule     X             -              X             [15]
 144A securities)
----------------------------------------------------------------------------------------------------------
 Liquid Restricted Rule 144A Securities             X             -              X               -
----------------------------------------------------------------------------------------------------------
 CONVENTIONAL SECURITIES
----------------------------------------------------------------------------------------------------------
 Securities of Foreign Issuers                      25            25             /               /
----------------------------------------------------------------------------------------------------------
 Equity Securities                                  /             /              /               /
----------------------------------------------------------------------------------------------------------
 Equity Securities of Foreign Issuers               25            25             /               /
----------------------------------------------------------------------------------------------------------
 American, European and Global Depository           25            25             /               /
 Receipts
----------------------------------------------------------------------------------------------------------
 REITs                                              20            -              X               -
----------------------------------------------------------------------------------------------------------
 Warrants and Stock Purchase Rights                 -             -              /               /
----------------------------------------------------------------------------------------------------------
 Investment Company Securities (including World     -             -              X               -
 Equity Benchmark Shares and Standard & Poor's
 Depository Receipts)
----------------------------------------------------------------------------------------------------------
 Debt Securities                                    -             -             20              20
----------------------------------------------------------------------------------------------------------
 Government Securities                              -             -             20              20
----------------------------------------------------------------------------------------------------------
 Investment Grade Debt Securities                   -             -             20              20
----------------------------------------------------------------------------------------------------------
 Lower-Rated Debt Securities                        -             -              -               -
----------------------------------------------------------------------------------------------------------

                                 Chart 3, page 1

----------------------------------------------------------------------------------------------------------
                                                                 ROSZEL/
                                                   ROSZEL/      DELAWARE                        ROSZEL/
                                                     NWQ        SMALL-MID       ROSZEL/         CREDIT
                                                  SMALL CAP        CAP          LAZARD          SUISSE
                                                    VALUE        GROWTH      INTERNATIONAL   INTERNATIONAL
                                                  PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------
 Debt Securities of Foreign Government Issuers      -             -             20              20
----------------------------------------------------------------------------------------------------------
 Debt Securities of Foreign Corporate Issuers       X             -             20              20
----------------------------------------------------------------------------------------------------------
 Non-Dollar Securities                              X             -              /               /
----------------------------------------------------------------------------------------------------------
 DERIVATIVE SECURITIES AND CONTRACTS
----------------------------------------------------------------------------------------------------------
 Mortgage-Backed Securities                         X             X              X               -
----------------------------------------------------------------------------------------------------------
 Asset-Backed Securities                            X             X              X               -
----------------------------------------------------------------------------------------------------------
 Options on Securities and Indices                  X             -              X               -
----------------------------------------------------------------------------------------------------------
 Stock Index Futures Contracts and Options          X             -              X               -
 Thereon
----------------------------------------------------------------------------------------------------------
 Interest Rate Futures Contracts and Options        X             -              X               -
 Thereon
----------------------------------------------------------------------------------------------------------
 CURRENCY TRANSACTIONS AND SWAPS
----------------------------------------------------------------------------------------------------------
 Forward Foreign Currency Exchange Contracts        X             -              X              10
----------------------------------------------------------------------------------------------------------
 Currency Options and Futures Contracts             X             -              X              50
----------------------------------------------------------------------------------------------------------
 Currency Swaps                                     X             X              X              10
----------------------------------------------------------------------------------------------------------
 Currency Cross-Hedging                             X             X              X               -
----------------------------------------------------------------------------------------------------------
 Interest Rate Swaps                                X             X              X               -
----------------------------------------------------------------------------------------------------------
 Interest Rate Caps, Floors and Collars             X             X              X               -
----------------------------------------------------------------------------------------------------------
 Equity Swaps                                       X             X              X               -
----------------------------------------------------------------------------------------------------------

                                 Chart 3, page 2

Chart 4

---------------------------------------------------------------------------------------
                                                                ROSZEL/       ROSZEL/
                                                              LORD ABBETT      MLIM
                                                              GOVERNMENT      FIXED-
                                                              SECURITIES      INCOME
                                                               PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------
 INVESTMENT PRACTICES AND TECHNIQUES
---------------------------------------------------------------------------------------
 Borrowings and Reverse Repurchase Agreements                  33.33         33.33
---------------------------------------------------------------------------------------
 Repurchase Agreements                                           /             /
---------------------------------------------------------------------------------------
 Securities Lending                                              -             /
---------------------------------------------------------------------------------------
 Short Sales Against the Box                                     X             X
---------------------------------------------------------------------------------------
 When-Issued Securities and Delayed Delivery Securities          /             -
---------------------------------------------------------------------------------------
 Illiquid Investments                                            X             -
---------------------------------------------------------------------------------------
 Restricted Securities (including illiquid Rule 144A             X             -
 securities)
---------------------------------------------------------------------------------------
 Liquid Restricted Rule 144A Securities                          X             -
---------------------------------------------------------------------------------------
 CONVENTIONAL SECURITIES
---------------------------------------------------------------------------------------
 Securities of Foreign Issuers                                   X             -
---------------------------------------------------------------------------------------
 Equity Securities                                               X             X
---------------------------------------------------------------------------------------
 American, European and Global Depository Receipts               X             X
---------------------------------------------------------------------------------------
 Debt Securities                                                 /             /
---------------------------------------------------------------------------------------
 Government Securities                                           /             /
---------------------------------------------------------------------------------------
 Taxable Municipal Debt Securities                               X             X
---------------------------------------------------------------------------------------
 Tax-Free Municipal Debt Securities                              X             X
---------------------------------------------------------------------------------------
 Municipal Obligation Components                                 X             X
---------------------------------------------------------------------------------------
 Investment Grade Debt Securities                                /             /
---------------------------------------------------------------------------------------
 Lower-Rated Debt Securities                                     X             -
---------------------------------------------------------------------------------------
 Debt Securities of Foreign Government Issuers                   X             X
---------------------------------------------------------------------------------------
 Debt Securities of Foreign Corporate Issuers                    X             -
---------------------------------------------------------------------------------------
 Non-Dollar Securities                                           X             -
---------------------------------------------------------------------------------------

                                 Chart 4, page 1

---------------------------------------------------------------------------------------
                                                                ROSZEL/       ROSZEL/
                                                              LORD ABBETT      MLIM
                                                              GOVERNMENT      FIXED-
                                                              SECURITIES      INCOME
                                                               PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------
 Zero Coupon Debt Securities                                     /             -
---------------------------------------------------------------------------------------
 Bank Obligations                                                -             -
---------------------------------------------------------------------------------------
 DERIVATIVE SECURITIES AND CONTRACTS
---------------------------------------------------------------------------------------
 Mortgage-Backed Securities                                      /             /
---------------------------------------------------------------------------------------
 Adjustable Rate Mortgage Loans                                  /             /
---------------------------------------------------------------------------------------
 Collateralized Mortgage Obligations                             /             /
---------------------------------------------------------------------------------------
 Multiple Class Mortgage-Backed Securities                       X             /
---------------------------------------------------------------------------------------
 Privately Issued Mortgage-Backed Securities                     X             /
---------------------------------------------------------------------------------------
 Stripped Mortgage-Backed Securities                             /             /
---------------------------------------------------------------------------------------
 Mortgage Dollar Rolls                                           /             -
---------------------------------------------------------------------------------------
 Asset-Backed Securities                                         -             /
---------------------------------------------------------------------------------------
 Options on Securities and Indices                               X             -
---------------------------------------------------------------------------------------
 Yield Curve Options                                             X             X
---------------------------------------------------------------------------------------
 Structured and Indexed Debt Securities                          -             X
---------------------------------------------------------------------------------------
 Interest Rate Futures Contracts and Options Thereon             /             -
---------------------------------------------------------------------------------------
 CURRENCY TRANSACTIONS AND SWAPS
---------------------------------------------------------------------------------------
 Forward Foreign Currency Exchange Contracts                     X             -
---------------------------------------------------------------------------------------
 Currency Options and Futures Contracts                          X             -
---------------------------------------------------------------------------------------
 Currency Swaps                                                  X             -
---------------------------------------------------------------------------------------
 Currency Cross-Hedging                                          X             -
---------------------------------------------------------------------------------------
 Interest Rate Swaps                                             X             -
---------------------------------------------------------------------------------------
 Interest Rate Caps, Floors and Collars                          X             -
---------------------------------------------------------------------------------------
 Mortgage Swaps                                                  X             -
---------------------------------------------------------------------------------------

                                 Chart 4, page 2

                OBTAINING ADDITIONAL INFORMATION ABOUT THE TRUST

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Trust's investments is available in the Trust's annual and semi-annual reports to shareholders. The annual report for the last completed fiscal period is currently available to shareholders of the Trust. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during the fiscal period covered by the report. A semi-annual report will be available to shareholders of the Trust after the next completed fiscal period.

STATEMENT OF ADDITIONAL INFORMATION

The SAI, which contains additional information about the Trust, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. Information about the Trust (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Trust are available on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

A free copy of the Trust's SAI, annual and semi-annual reports may be obtained and further inquiries can be made by calling the MLIG Service Center at 1-800-535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

Investment Company Act File No.: 811-21038

                          MLIG VARIABLE INSURANCE TRUST
                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2003


                  ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO
                     ROSZEL/LEVIN LARGE CAP VALUE PORTFOLIO
                      ROSZEL/MLIM RELATIVE VALUE PORTFOLIO
                     ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
                      ROSZEL/SOUND LARGE CAP CORE PORTFOLIO
                   ROSZEL/INVESCO-NAM LARGE CAP CORE PORTFOLIO
              ROSZEL/NICHOLAS-APPLEGATE LARGE CAP GROWTH PORTFOLIO
                  ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO
                    ROSZEL/SENECA LARGE CAP GROWTH PORTFOLIO
                 ROSZEL/PIMCO CCM CAPITAL APPRECIATION PORTFOLIO
                    ROSZEL/VALENZUELA MID CAP VALUE PORTFOLIO
                   ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
                     ROSZEL/SENECA MID CAP GROWTH PORTFOLIO
                    ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO
                      ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO
                     ROSZEL/PIMCO SMALL CAP VALUE PORTFOLIO
                 ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO
                   ROSZEL/JP MORGAN SMALL CAP GROWTH PORTFOLIO
                         ROSZEL/DELAWARE TREND PORTFOLIO
                      ROSZEL/LAZARD INTERNATIONAL PORTFOLIO
                  ROSZEL/CREDIT SUISSE INTERNATIONAL PORTFOLIO
               ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO
                       ROSZEL/MLIM FIXED-INCOME PORTFOLIO
                   ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO

This statement of additional information ("SAI") supplements information contained in the current prospectus of MLIG Variable Insurance Trust (the "Trust") dated May 1, 2003 (each, a "Prospectus" and collectively the "Prospectuses") and should be read in conjunction with the Prospectus. This SAI, although not a prospectus, is incorporated in its entirety into the Prospectuses by reference. Terms defined in the Prospectuses have the same meaning in this SAI.

The Trust's Annual Report and financial statements for the fiscal period ended December 31, 2002, and the independent accountants' reports thereon, are incorporated herein by reference. The Annual Report may be obtained without charge by calling the Trust at the telephone number listed below.

To obtain a free copy of the Prospectuses or another SAI, please send a written request to: MLIG Service Center, P.O. Box 44222, Jacksonville, Florida 32231-4222; or call 1-800-535-5549.

                                TABLE OF CONTENTS


INTRODUCTION                                                             1
INVESTMENT RESTRICTIONS                                                  1
  Fundamental Restrictions                                               1
  Non-Fundamental Restrictions                                           3
  Non-Fundamental Tax Restrictions                                       4
CHANGE OF PRIMARY INVESTMENT STRATEGY                                    4
INVESTMENT STRATEGIES AND RISKS                                          5
  Money Market Instruments                                               5
  Temporary Defensive Positions                                          6
  Bank Obligations                                                       6
  Repurchase and Reverse Repurchase Agreements                           6
  Debt Instruments Generally                                             7
  Mortgaged-Backed and Asset-Backed Securities                          11
  Restricted Securities and Illiquid Investments                        16
  "When-Issued" and Delayed-Delivery Securities                         17
  Warrants                                                              17
  Smaller Capitalization Companies                                      17
  Foreign Investments                                                   18
  Lending Portfolio Securities                                          24
  Securities of Other Investment Companies                              25
  Purchasing Put and Call Options on Securities                         25
  Covered Option Writing                                                25
  Securities Index Options                                              28
  Over-the-Counter ("OTC") Options                                      29
  Futures and Related Options                                           30
  Options on Foreign Currencies                                         32
  Short Sales Against the Box                                           33
  WEBs and Other Index-related Securities                               33
TRUST MANAGEMENT                                                        33
  Trustees and Officers                                                 33
  Trustees' Equity Ownership                                            44
CONTROL PERSONS                                                         46
INVESTMENT ADVISORY AND OTHER SERVICES                                  46
  General Information                                                   46
  Approval of Investment Advisory and Subadvisory Agreements            46
  Expenses                                                              47
  Management Fees                                                       47
  Subadvisers                                                           52
  Subadvisory Agreements                                                55
  Subadvisory Fees                                                      57
  Additional Information About Roszel Advisors                          60
  Administrator                                                         61
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION                         62
DETERMINATION OF NET ASSET VALUE                                        65
DISTRIBUTION AND REDEMPTION OF SHARES                                   66
  Distribution of Shares                                                66
  Redemption of Shares                                                  67

FEDERAL TAX STATUS OF THE PORTFOLIOS                                    67
  Investor Taxation                                                     71
CAPITALIZATION                                                          71
  Voting Rights                                                         72
CODES OF ETHICS                                                         73
PORTFOLIO PERFORMANCE                                                   74
  Average Annual Total Return                                           74
  Total Return                                                          74
  30-Day Yield                                                          75
OTHER SERVICES                                                          75
  Transfer Agent                                                        75
  Custodian                                                             76
  Independent Accountants                                               76
  Legal Counsel                                                         76
  Additional Information                                                76
FINANCIAL STATEMENTS                                                    76
APPENDIX -- DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS           A-1

                                  INTRODUCTION

MLIG Variable Insurance Trust (the "Trust") is a business trust organized in the state of Delaware on February 14, 2002. It is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust is comprised of twenty-four separate investment portfolios (the "Portfolios"), each of which is, in effect, a separate mutual fund. The Trust issues a separate series of shares of beneficial interest for each Portfolio representing fractional undivided interests in the Portfolio. An investor, by investing in a Portfolio, becomes entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of the Portfolio. Likewise, an investor shares pro-rata in any losses of the Portfolio.

Pursuant to a management agreement and subject to the authority of the Trust's board of trustees, Roszel Advisors, LLC ("Roszel Advisors") serves as the Trust's investment manager and conducts the business and affairs of the Trust. Roszel Advisors has engaged at least one subadviser for each Portfolio to act as that Portfolio's investment adviser to provide day-to-day portfolio management. (Roszel Advisors and the various subadvisers are referred to herein as the "Adviser" or together as the "Advisers," as appropriate.)

The Trust currently offers each series of its shares to one or more separate accounts of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY") as funding vehicles for certain variable annuity contracts (the "variable contracts") issued by MLLIC or MLLICNY through the separate accounts. The Trust does not offer its shares directly to the public. Each separate account, like the Trust, is registered with the SEC as an investment company and a separate prospectus, which accompanies the prospectus for the Trust (the "contract"), describes the separate account and the variable contracts issued through it.

Terms appearing in this SAI that are defined in the Prospectuses have the same meaning herein as they do in the Prospectuses.



                             INVESTMENT RESTRICTIONS

The investment objective(s) and principal investment strategies of each Portfolio are set forth in the Prospectuses. Set forth below are the fundamental investment restrictions and policies applicable to each Portfolio followed by the principal non-fundamental restrictions and policies applicable to each Portfolio.

FUNDAMENTAL RESTRICTIONS

Each Portfolio has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable Portfolio's outstanding voting securities. Under the 1940 Act, and as used in the Prospectuses and this SAI, a "majority of the outstanding voting securities" means the approval of the lesser of: (1) the holders of 67% or more of the outstanding votes attributable to shares of a Portfolio present at a meeting, if the holders of more than 50% of such votes are present in person or by proxy, or (2) the holders of more than 50% of the outstanding votes attributable to shares of the Portfolio.

Each Portfolio may not:

     1. Issue senior securities to the extent such issuance would violate applicable law.

     2. Borrow money, except (a) the Portfolio may borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33.33% of its total assets (including the amount borrowed), (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Portfolio may purchase securities on margin to the extent permitted by applicable law and (e) the Portfolio may engage in transactions in mortgage dollar rolls which are accounted for as financings.

     3. Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any or its agencies or instrumentalities).

     4. Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of cash or securities as permitted by applicable law.

     5. Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting.

     6. Purchase or sell real estate, except that a Portfolio may (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein, (e.g., real estate investment trusts) (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities and (f) invest in real estate limited partnerships.

     7. Invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

     8. With respect to 75% of a Portfolio's total assets, purchase securities of an issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities), if

     (a) such purchase would cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer; or

     (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

Except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the foregoing restrictions.

NON-FUNDAMENTAL RESTRICTIONS

The following restrictions are designated as non-fundamental and may be changed by the board of trustees without the approval of shareholders.

     Each Portfolio may not:

     1. Pledge, mortgage or hypothecate its assets, except to the extent required to secure permitted borrowings. This investment restriction shall not apply to any required segregated account, securities lending arrangements or other assets in escrow and collateral arrangements with respect to margin for futures contracts and related options.

     2. Purchase any securities on margin (except that a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities). The deposit or payment by a Portfolio of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

     3. Purchase securities while outstanding borrowings exceed 5% of a Portfolio's total assets.

     4. Sell securities short or maintain a short position except for short sales against the box.

     5. Invest more than 25% of the value of its total assets in the securities of foreign issuers and non-dollar securities. This policy does not apply to Portfolios with the words Global or International in their name.

     6. Acquire any security that is not readily marketable if more than 15% of the net assets of the Portfolio taken at market value, would be invested in such securities.

     7. Enter into a stock index futures contract (by exercise of any option or otherwise) or acquire any options thereon, if immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on stock index futures contracts would exceed 5% of the value of its total assets.

If the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the foregoing restrictions.

NON-FUNDAMENTAL TAX RESTRICTIONS

Each Portfolio must:

     1. Maintain its assets so that, at the close of each quarter of its taxable year,

          (a) at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5 percent of the fair market value of the Portfolio's total assets and 10 percent of the outstanding voting securities of such issuer,

          (b) no more than 25 percent of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Portfolio and engaged in the same, similar, or related trades or businesses.

     2. Maintain its assets so that it is adequately diversified within the meaning of Section 817(h) of the Internal Revenue Code and regulations thereunder. Generally, this means that at the close of each calendar quarter, or within 30 days thereafter,

          (a) no more than 55% of the value of the assets in the Portfolio is represented by any one investment,

          (b) no more than 70% of the value of the assets in the Portfolio is represented by any two investments,

          (c) no more than 80% of the value of the assets in the Portfolio is represented by any three investments, and

          (d) no more than 90% of the value of the total assets of the Portfolio is represented by any four investments. In determining whether the diversification standards are met, each U.S. Government agency or instrumentality shall be treated as a separate issuer.

                      CHANGE OF PRIMARY INVESTMENT STRATEGY

For Portfolios that invest primarily in a type or types of securities indicated by their name, the Trust will provide shareholders with 60 days advance written notice of any change in such investment strategy. Such notice will conform to the requirements of Rule 35d-1(c) under the 1940 Act.

                         INVESTMENT STRATEGIES AND RISKS

MONEY MARKET INSTRUMENTS

The types of money market instruments in which the Portfolios may invest are as follows: (1) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Government Securities"), (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (3) commercial paper and notes, including those with variable and floating rates of interest, (4) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (5) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (6) debt securities issued by foreign issuers and (7) repurchase agreements.

The Portfolios may invest in the following types of Government Securities: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks Funding Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Certain of the Government Securities that may be held by the Portfolios are instruments that are supported by the full faith and credit of the United States, whereas other Government Securities that may be held by the Portfolios are supported by the right of the issuer to borrow from the U.S. Treasury or are supported solely by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Portfolio will invest in obligations issued by an instrumentality of the U.S. Government only if the Adviser determines that the instrumentality's credit risk does not make its securities unsuitable for investment by the Portfolio.

The Portfolios may invest in money market instruments issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities. Money market instruments held by a Portfolio may be rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another NRSRO, or if unrated, must be issued by an issuer having an outstanding unsecured debt issue then rated within the three highest categories. A description of the rating systems of Moody's and S&P is contained in the Appendix. At no time will the investments of a Portfolio in bank obligations, including time deposits, exceed 25% of the value of the Portfolio's total assets.

TEMPORARY DEFENSIVE POSITIONS

During periods when the Adviser believes there are unstable market, economic, political or currency conditions domestically or abroad, the Adviser may assume, on behalf of a Portfolio, a temporary defensive posture and (1) without limitation hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Portfolio's assets will be invested by investing those assets in securities markets deemed by the Adviser to be conservative in light of the Portfolio's investment objective and policies. Under normal circumstances, each Portfolio may invest a portion of its total assets in cash and/or money market instruments for cash management purposes, pending investment in accordance with the Portfolio's investment objective and policies and to meet operating expenses. To the extent that a Portfolio holds cash or invests in money market instruments, it may not achieve its investment objective.

BANK OBLIGATIONS

Domestic commercial banks organized under federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation ("FDIC"). Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and generally are not bound by mandatory reserve requirements, loan limitations, accounting, auditing and financial reporting standards comparable to U.S. banks. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income.

A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (1) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, less information may be available to the public about a U.S. branch of a foreign bank than about a U.S. bank.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Some of the Portfolios may engage in repurchase agreement transactions with respect to instruments in which the Portfolio is authorized to invest. The Portfolios may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, which is deemed a loan for purposes of the 1940 Act, a Portfolio would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the securities underlying a repurchase agreement of a Portfolio are monitored on an ongoing basis by the Adviser to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Adviser also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which a Portfolio enters into repurchase agreements.

Some of the Portfolios may engage in reverse repurchase agreements, subject to their investment restrictions. A reverse repurchase agreement, which is considered a borrowing by a Portfolio, involves a sale by the Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A Portfolio uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Portfolio's securities is considered to be disadvantageous. Cash, Government Securities or other liquid assets equal in value to a Portfolio's obligations with respect to reverse repurchase agreements are segregated and maintained with the Trust's custodian or designated sub-custodian.

A Portfolio entering into a repurchase agreement will bear a risk of loss in the event that the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the underlying securities. The Portfolio will be, in particular, subject to the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

DEBT INSTRUMENTS GENERALLY

A debt instrument held by a Portfolio will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in a Portfolio's portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Portfolio holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolio's yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Portfolio from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite result can be expected to occur.

RATINGS AS INVESTMENT CRITERIA. NRSRO ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by the Adviser as initial criteria for the selection of portfolio securities on behalf of the Portfolios, the Adviser also relies upon its own analysis to evaluate potential investments.

Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Although neither event will require the sale of the securities by a Portfolio the Adviser will consider the event in its determination of whether the Portfolio should continue to hold the securities. To the extent that a NRSRO's ratings change as a result of a change in the NRSRO or its rating system, the Portfolios will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

CERTAIN INVESTMENT GRADE DEBT OBLIGATIONS. Although obligations rated BBB by S&P or Baa by Moody's are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody's are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.

U.S. GOVERNMENT DEBT SECURITIES. Some of the Portfolios may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Import-Export Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality. Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, a Portfolio only invests in U.S. Government securities when the Adviser determines that the credit risk associated with the obligation is suitable for the Portfolio.

CUSTODY RECEIPTS. Some of the Portfolios may also acquire U.S. Government securities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. For certain securities law purposes, custody receipts are not considered U.S. Government securities.

LOWER-RATED, LOWER QUALITY DEBT INSTRUMENTS. Some of the Portfolios may invest in debt instruments that are unrated or are rated lower than the four highest rating categories assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"). Furthermore, debt instruments that are rated in the four highest categories assigned by Moody's or Standard & Poor's (i.e., investment grade debt instruments), and especially those which are unrated or are rated lower than the four highest categories by such rating organizations may, after purchase by a Portfolio, have their ratings lowered due to the deterioration of the issuer's financial position. The Adviser may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which the Adviser compares them.

If a security is rated investment grade by one NRSRO and below investment grade by another NRSRO, the Adviser will determine whether the security will be considered an investment grade security or a lower-rated security.

RISKS OF LOWER-RATED, LOWER QUALITY DEBT INSTRUMENTS. Lower-rated debt securities (i.e., those rated Ba or lower by Moody's or BB or lower by Standard & Poor's) are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities and the Adviser's success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Portfolio invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Portfolios' net asset value. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in debt securities generally entails less risk than an investment in common stock of the same issuer.

Lower-rated securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as a part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is grater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Lower-rated securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from a Portfolio. If a call were exercised by the issuer during a period of declining interest rates, the Portfolio would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio.

A Portfolio may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in a lower-rated securities, there is no established retail secondary market for many of these securities, and the Trust anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Trust to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) the Trust's board of trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there is less reliable objective data available.

The market for lower-rated securities has not weathered a major economic recession, and it is not known how one might affect that market. It is likely, however, that any such recession could severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

Some of the Portfolios may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. These Portfolios may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities. The Portfolios also may acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Trust has no arrangement with any person concerning the acquisition of such securities, and the Adviser will carefully review the credit and other characteristics pertinent to such new issues.

ZERO COUPON OBLIGATIONS. Some of the Portfolios may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although a Portfolio will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Portfolio otherwise would not have done so. To the extent a Portfolio is required to liquidate thinly traded securities, the Portfolio may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by a Portfolio to pay distributions, that Portfolio will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

STRUCTURED OR INDEXED SECURITIES. Some of the Portfolios may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the Portfolio's investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities because a Portfolio bears the risk of the Reference. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

MORTGAGED-BACKED AND ASSET-BACKED SECURITIES

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES GENERALLY. Some of the Portfolios may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage related securities such as government stripped mortgage related securities, adjustable rate mortgage related securities and collateralized mortgage obligations. These are described below. Some of the Portfolios may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

Mortgage related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

The average maturity of pass-through pools of mortgage related securities in which some of the Portfolios may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage related securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage related securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

Private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. The Adviser assesses new types of mortgage related securities as they are developed and offered to determine their appropriateness for investment by the relevant Portfolio.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage security. The occurrence of mortgage prepayments is a function of several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. A Portfolio's ability to maintain positions in such securities is affected by the reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed or asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a Portfolio, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity, although such other income-bearing securities may have a comparable risk of capital depreciation during periods of rising interest rates.

Because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. Revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

GOVERNMENT STRIPPED MORTGAGE RELATED SECURITIES. Some of the Portfolios may invest in government stripped mortgage related securities. These securities represent beneficial ownership interests in either period principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), or the Federal National Mortgage Association ("FNMA"). The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans.

Investing in government stripped mortgage related securities involves all of the risks of investing in mortgage-backed securities and U.S. Government securities generally. In addition, the yields on these instruments are extremely sensitive to the prepayment experience of the mortgage loans making up the pool underlying the certificates. If a decline in the level of prevailing current interest rates results in a rate of principal prepayments that is higher than anticipated when the certificate was created, then distributions of principal will accelerate thereby reducing the yield to maturity of interest-only securities from that certificate and increasing the yield to maturity of principal-only securities from that certificate. Sufficiently high prepayment rates could result in a Portfolio not recovering its investment in interest-only securities. Where a certificate represents only a part of the beneficial interest in a pool, the sensitivity of an interest-only security of that certificate to interest rate fluctuations, may be greater than of other interest-only securities derived from other certificates supported by the same underlying pool because of the particular character of the principal portion of the pool that the certificate represents.

Government stripped mortgage related securities are currently traded over the counter in a market maintained by several investment banking firms. No one can be certain that a Portfolio will be able to purchase or sell a government stripped mortgage related security at any time in the future. A Portfolio only purchases such securities if a secondary market exists for the securities at the time of purchase. Some of the Portfolios may treat government stripped mortgage related securities as illiquid investments.

ADJUSTABLE RATE MORTGAGE RELATED SECURITIES. Some of the Portfolios may invest in adjustable rate mortgage related securities. Adjustable rate mortgage related securities ("ARMs") have interest rates that reset at periodic intervals. Acquiring ARMs permits a Portfolio to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which certificates are based. Such certificates generally have higher current yield and lower price fluctuation than is the case with more traditional fixed-income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Portfolio can reinvest the proceeds of such prepayments at rates higher than that at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Portfolio holding an ARM does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed-income securities and less like adjustable rate securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lags current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

COLLATERALIZED MORTGAGE OBLIGATIONS. Some of the Portfolios may invest in collateralized mortgage obligations ("CMOs"). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-backed securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over other classes with respect to the receipt of prepayments on the mortgages. Therefore, depending upon the type of CMO in which a Portfolio invests, the investment is subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

GNMA CERTIFICATES. GNMA Certificates are securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are insured either by the Federal Housing Administration or by the Veterans Administration. Each pool of mortgage loans is assembled and, after being approved by GNMA, is sold to investors through broker-dealers in the form of certificates representing participations in the pool. GNMA guarantees the timely payment of principal and interest of each mortgage in the pool and its guarantee is backed by the full faith and credit of the U.S. Government. GNMA Certificates differ from bonds in that a borrower pays the principal over the term of the loan rather than in a lump sum at maturity. GNMA Certificates are called "pass-through" certificates because both principal and interest payments on the mortgages (including prepayments) are passed through to the holder of the certificate.

The average life of GNMA Certificates varies with the maturities of the underlying mortgages. Prepayments of any mortgages in the pool will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. The volume of such prepayments of principal in a given pool of mortgages will influence the actual yield of the GNMA Certificate.

ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES. Some of the Portfolios may invest in asset-backed and receivable-backed securities. To date, several types of asset-backed and receivable-backed securities have been offered to investors including "Certificates for Automobile Receivables" ("CARsSM") and interests in pools of credit card receivables. CARsSM represent undivided fractional interests in a trust, the assets of which consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARsSM are passed through monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor's return on CARsSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, a Portfolio may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the availability of deficiency judgments following these sales, because of depreciation, damage or loss of a vehicle, because of the application of federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payment if the letter of credit is exhausted. Some of the Portfolios may also invest in other types of asset-backed and receivable-backed securities.

MORTGAGE DOLLAR ROLLS. Some of the Portfolios may enter into mortgage "dollar rolls" in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Adviser's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, some of the Portfolios propose to treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. Some of the Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS

An Adviser along with the Administrator is responsible for determining the value and liquidity of investments held by each Portfolio. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Portfolios will not purchase or otherwise acquire any investment, if as a result, more than 15% of its net assets (taken at current value) would be invested in illiquid investments.

Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and segregated assets used to cover such options), participation interests in loans, and restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933 (the "1933 Act").

Some of the Portfolios may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and that are determined to be liquid by the Portfolio's board of trustees or by the Adviser under board-approved procedures. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a Portfolio's holdings of those securities may become illiquid. Purchases by a Portfolios of securities of foreign issuers offered and sold outside the United States in reliance upon the exemption from registration provided by Regulation S under the 1933 Act also may be liquid even though they are restricted.

"WHEN-ISSUED" AND DELAYED-DELIVERY SECURITIES

To secure prices or yields deemed advantageous at a particular time, a Portfolio may purchase securities on a when-issued or delayed-delivery basis, in which case, delivery of the securities occurs beyond the normal settlement period; no payment for or delivery of the securities is made by, and no income accrues to, the Portfolio, however, prior to the actual delivery or payment by the other party to the transaction. Some of the Portfolios may enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Portfolio may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Cash or other liquid assets in an amount equal to the amount of a Portfolio's when-issued or delayed-delivery purchase commitments will be segregated with the Trust's custodian, or with a designated subcustodian, in order to avoid or limit any leveraging effect that may arise in the purchase of a security pursuant to such a commitment.

Securities purchased on a when-issued or delayed-delivery basis may expose a Portfolio to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued and delayed-delivery securities could result in exaggerated movements in a Portfolio's net asset value.

When a Portfolio engages in when-issued or delayed-delivery securities transactions, it relies on the selling party to consummate the trade. Failure of the seller to do so may result in the Portfolio incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

WARRANTS

Some of the Portfolios are authorized to invest in warrants. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by a Portfolio in warrants valued at the lower of cost or market, may not exceed 5% of the value of the Portfolio's net assets. Warrants acquired by a Portfolio in units or attached to securities may be deemed to be without value.

SMALLER CAPITALIZATION COMPANIES

Investing in securities of small- and medium-capitalization companies may involve greater risks than investing in larger, more established issuers. Such smaller capitalization companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established issuers. As a result, the prices of securities of smaller capitalization companies may fluctuate to a greater degree than the prices of securities of other issuers. Although investing in securities of smaller capitalization companies offers potential for above-average returns, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value.

FOREIGN INVESTMENTS

Investments in foreign securities may offer potential benefits not available from investments solely in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United Sates and the opportunity to reduce fluctuations in fund value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investing in foreign securities (including those dominated in foreign currencies) involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. For Example, a decline in the currency exchange rate would reduce the dollar value of certain portfolio investments. In addition, if the exchange rate for the currency in which a Portfolio receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Portfolio may have to sell fund securities to obtain sufficient cash to pay such dividends. As discussed below, such techniques also entail certain risks.

Since foreign issuers are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers, there may be less publicly available information about a foreign issuer than about a domestic issuer. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Portfolio may endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed and unlisted issuers than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements or portfolio transactions or loss of certificates for portfolio securities.

In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when a portion of the assets of a Portfolio are uninvested and no return is earned thereon. The inability of a Portfolio to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio investment or, if the Portfolio has entered into a contract to sell the investment, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Portfolio's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position.

INVESTMENT IN DEPOSITORY RECEIPTS. Many securities of foreign issuers are represented by depository receipts such as ADRs, EDRs and GDRs. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign corporate issuers. EDRs and GDRs are receipts issued by non-U.S. financial institutions evidencing arrangements similar to ADRs, but are designed for use in non-U.S. securities markets. Depository receipts are not necessarily quoted in the same currency as the underlying security. Generally, ADRs are in registered form and are designed for trading in U.S. markets while EDRs are in bearer form and are designed for trading in European securities markets. GDRs are issued in either registered or bearer form and are designed for trading on a global basis.

Some of the Portfolios may invest in ADRs, EDRs and GDRs. ADRs represent the right to receive foreign securities deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

Depository receipts do not eliminate all the risk inherent in investing in foreign securities. To the extent that a Portfolio acquires depository receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the depository receipts to issue and service such depository receipts, there may be an increased possibility that the Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in depository receipts, rather than directly in the stock of foreign issuers, a Portfolio will avoid currency risks during the settlement period for either purchases or sales.

FOREIGN GOVERNMENT SECURITIES. Some of the Portfolios may invest in debt obligations of foreign governments or their agencies or instrumentalities, including those with emerging economies or securities markets. Investing in sovereign debt obligations involves risks not present when investing in the debt obligations of foreign corporate issuers. The issuer of the debt or the government authority that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due and a Portfolio may have limited recourse in the event of such a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal or pay interest in a timely manner may be affected by, among other factors, its cash flow circumstances, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, its policy towards principal international lenders and the political constraints to which a sovereign debtor may be subject.

SUPRANATIONAL AGENCIES. Some of the Portfolios may invest in securities issued by supranational agencies such as the International Bank for Reconstruction and Development (commonly known as the World Bank), the European Economic Community, and the Asian Development Bank. Securities of supranational agencies are not U.S. Government securities and are not supported, directly or indirectly, by the U.S. Government, its agencies or instrumentalities.

INVESTMENTS IN EMERGING MARKETS. Some of the Portfolios may invest substantial portions of their portfolios in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located primarily in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the funds' investments in those countries and the availability to a Portfolio of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make investments in such countries illiquid and more volatile than investments in Japan or most Western European countries. As a result, a Portfolio may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of a Portfolio to invest in securities of certain issuers located in those countries.

CURRENCY EXCHANGE RATES. A Portfolio's share value may change significantly when the currencies, other than the U.S. dollar, in which the Portfolio's portfolio investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers will usually involve currencies of foreign countries, and because a Portfolio may have currency exposure independent of their securities positions, the value of the assets of a Portfolio as measured in U.S. dollars may be affected by changes in foreign currency exchange rates. To the extent that a Portfolio's assets consist of investments quoted or denominated in a particular currency, the Portfolio's exposure to adverse developments affecting the value of such currency will increase. The Roszel/Lazard International Portfolio and the Roszel/Credit Suisse International Portfolio often have substantial currency exposure both from investments quoted or denominated in foreign currencies and from their currency positions.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Portfolio's net asset value to fluctuate. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also are affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Portfolio's total assets, adjusted to reflect the Portfolio's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio is more susceptible to the risk of adverse economic and political developments within those countries.

In addition to investing in securities denominated or quoted in a foreign currency, a Portfolio may engage in some or all of the foreign currency management practices described below. A Portfolio also may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. A Portfolio will incur costs in connection with conversions between various currencies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades. At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, at or priorto maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

Some of the Portfolios may enter into forward foreign currency exchange contracts in several circumstances. First, when it enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on such a security which either holds, a Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, a Portfolio will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when an Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Portfolio can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Portfolio's foreign assets. Contracts to sell foreign currency could limit any potential gain that might be realized by a Portfolio if the value of the hedged currency increases.

Some of the Portfolios may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities they intend to purchase. Some of the Portfolios may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. Some of the Portfolios also may purchase and sell forward contracts to seek to increase total return when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held by the Portfolios.

Some of the Portfolios may utilize foreign forward currency exchange contracts to settle non-dollar securities transactions.

The Trust's custodian will segregate cash or other liquid assets in an amount equal to the value of a Portfolio's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Portfolio to purchase foreign currencies or forward contracts entered into to seek to increase total return. If the value of the securities so segregated declines, additional cash or liquid assets are segregated on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts. These segregated securities are marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, a Portfolio's ability to utilize forward foreign currency exchange contracts may be restricted.

While some of the Portfolios will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Therefore, while a Portfolio may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Portfolio than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Portfolio's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may cause the Portfolio to sustain losses which will prevent the Portfolio from achieving a complete hedge or expose the Portfolio to risk of foreign exchange loss. Likewise, to the extent that a Portfolio enters into forward foreign currency exchange contracts to seek to increase total return, the risk of losses on such contracts due to unanticipated changes in currency prices is greater than it is when such contracts are used to reduce currency exchange rate risk.

As with other kinds of option transactions, however, the writing of an option contract on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. In addition, some Portfolios may purchase call or put options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not being held in the Portfolio. When purchased or sold to increase total return, options on currencies are considered speculative.

INTEREST RATE SWAPS AND CURRENCY SWAPS. Some of the Portfolios may enter into currency swaps for both hedging purposes and to seek to increase total return. Some of the Portfolios may enter into interest rate swaps for these purposes. A Portfolio typically uses interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by a Portfolio with another party of their respective rights to make or receive payments in specified currencies. Since currency swaps and interest rate swaps are individually negotiated, a Portfolio expects to achieve an acceptable degree of correlation between its fund investments and its swap positions entered into for hedging purposes.

Some of the Portfolios only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

The use of interest rate and currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if swaps were not used. Inasmuch as swaps are entered into for good faith hedging purposes (or are offset by a segregated account as described below), the Trust and the Adviser believe that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. The net amount of the excess, if any, of a Portfolio's obligations over its entitlement with respect to each currency swap will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Trust's custodian. An amount of cash or liquid assets having an aggregate net asset value at least equal to the entire amount of payment stream payable by a Portfolio pursuant to an interest rate swap will be segregated with the Trust's custodian. A Portfolio may not enter into any interest rate or currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreement, related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. Nevertheless, the SEC staff takes the position that currency swaps are illiquid investment subject to a Portfolio's limitation on such investments.

LENDING PORTFOLIO SECURITIES

Some of the Portfolios are authorized to lend their portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. A Portfolio's loans of securities are collateralized by cash, letters of credit or Government Securities. Cash or instruments collateralizing a Portfolio's loans of securities are segregated and maintained at all times with the Trust's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities, a Portfolio is be subject to risks, which, like those associated with other extensions of credit, include possible loss of rights in the collateral should the borrower fail financially.

When a Portfolio loans its portfolio securities, it adheres to the following conditions: (1) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custody fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trust's board of trustees must terminate the loan and regain the right to vote the securities. From time to time, a Portfolio may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and is acting as a "finder."

SECURITIES OF OTHER INVESTMENT COMPANIES

Some of the Portfolios may invest in investment funds that invest principally in securities in which a Portfolio is authorized to invest. Currently, under the 1940 Act, a Portfolio may hold securities of another investment company in amounts which (1) do not exceed 3% of the total outstanding voting stock of such company, (2) do not exceed 5% of the value of the Portfolio's total assets and
(3) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio's total assets. To the extent a Portfolio invests in other investment companies, the Portfolio's shareholders will incur certain duplicative fees and expenses, including investment advisory fees.

PURCHASING PUT AND CALL OPTIONS ON SECURITIES

Some of the Portfolios may purchase put and call options that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. A Portfolio may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Portfolio will seek to limit its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A Portfolio may utilize up to 10% of its assets to purchase call options on portfolio securities. Call options may be purchased by a Portfolio in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Portfolio may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by a Portfolio in closing sale transactions, which are sales by the Portfolio, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The aggregate value of the securities underlying the calls or obligations underlying the puts, determined as of the date the options are sold, shall not exceed 25% of the total assets of a Portfolio. In addition, the premiums paid by a Portfolio in purchasing options on securities, options on securities indices, options on foreign currencies and options on futures contracts will not exceed 20% of the Portfolio's total assets.

COVERED OPTION WRITING

Some of the Portfolios may write covered put and call options on securities. A Portfolio will realize fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.

A Portfolio with option-writing authority will write only options that are covered. A call option written by a Portfolio will be deemed covered (1) if the Portfolio owns the securities underlying the call or has an absolute and immediate right to acquire those securities without additional cash consideration upon conversion or exchange of other securities held in its portfolio, (2) if the Portfolio holds a call at the same exercise price for the same exercise period and on the same securities as the call written, (3) in the case of a call option on a stock index, if the Portfolio owns a portfolio of securities substantially replicating the movement of the index underlying the call option, or (4) if at the time the call is written, an amount of cash, Government Securities or other liquid assets equal to the fluctuating market value of the optioned securities, is segregated with the Trust's custodian or with a designated sub-custodian. A put option will be deemed covered (1) if, at the time the put is written, an amount of cash, Government Securities or other liquid assets having a value at least equal to the exercise price of the underlying securities is segregated with the Trust's custodian or with a designated sub-custodian, or (2) if the Portfolio continues to own an equivalent number of puts of the same "series" (that is, puts on the same underlying securities having the same exercise prices and expiration dates as those written by the Portfolio), or an equivalent number of puts of the same "class" (that is, puts on the same underlying securities) with exercise prices greater than those that it has written (or if the exercise prices of the puts it holds are less than the exercise prices of those it has written, the difference is segregated with the Trust's custodian or with a designated sub-custodian).

The principal reason for writing covered call options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by a Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.

So long as the obligation of a Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. A Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

A Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, a Portfolio would purchase, prior to the holder's exercise of an option that the Portfolio has written, an option of the same series as that on which the Portfolio desires to terminate its obligation. The obligation of a Portfolio under an option that it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as the result of the transaction. An option position may be closed out only if a secondary market exists for an option of the same series on a recognized securities exchange or in the over-the-counter market. The Adviser expects that the Portfolios will write options, other than those on Government Securities, only on national securities exchanges. Options on Government Securities may be written by the Portfolios in the over-the-counter market.

A Portfolio may realize a profit or loss upon entering into closing transactions. When a Portfolio has written an option, for example, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option; the Portfolio will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. When a Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs.

Option writing for a Portfolio may be limited by position and exercise limits established by U.S. securities exchanges and the National Association of Securities Dealers, Inc. and by requirements of the Code for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, a Portfolio may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio's position being offset by a loss on the hedge position.

A Portfolio will engage in hedging transactions only when deemed advisable by the Adviser. Successful use by a Portfolio of options will depend on the Adviser's ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Portfolio's performance.

SECURITIES INDEX OPTIONS

In seeking to hedge all or a portion of its investments, a Portfolio may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the Portfolio's portfolio. A Portfolio with such option writing authority may write only covered options. Some of the Portfolios may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indexes are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A Portfolio may purchase and write put and call options on securities indexes or securities index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the CFTC, as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (2) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Portfolio realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a Portfolio of options on securities indices is subject to the Adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Portfolio to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a Portfolio will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the Adviser desires that a Portfolio engage in such a transaction.

OVER-THE-COUNTER ("OTC") OPTIONS

Some of the Portfolios may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

Listed options generally have a continuous liquid market while dealer options have none. Consequently, a Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. Although some of the Portfolios may seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with a Portfolio, there can be no assurance that a Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Portfolio. Until a Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Portfolio's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Portfolio may be unable to liquidate a dealer option.

FUTURES AND RELATED OPTIONS

Some of the Portfolios may enter into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade approved by the Commodity Futures Trading Commission or in the over-the-counter market. If entered into, these transactions will be made solely for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to gain market exposure for accumulating and residual cash positions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Portfolio involved.

An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Financial futures contracts are contracts that obligate the holder to deliver (in the case of a futures contract that is sold) or receive (in the case of a futures contract that is purchased) at a future date a specified quantity of a financial instrument, specified securities, or the cash value of a securities index. A municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds and a corporate bond index futures contract is based on an index of corporate bonds. Stock index futures contracts are based on indices that reflect the market value of common stock of the companies included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. An option on an interest rate or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

A Portfolio may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired options exceed 5% of the fair market value of the Portfolio's total assets, after taking into account unrealized losses or profits on futures contracts or options on futures contracts into which it has entered. The current view of the staff of the SEC is that a Portfolio's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid assets and segregated with the Trust's custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities.

No consideration is paid or received by a Portfolio upon trading a futures contract. Upon entering into a futures contract, cash, short-term Government Securities or other U.S. dollar-denominated, high-grade, short-term money market instruments equal to approximately 1% to 10% of the contract amount will be segregated with the Trust's custodian or a designated sub-custodian. This amount, which is subject to change by the exchange on which the contract is traded, is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Portfolio upon termination of the futures contract, so long as all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Portfolio may elect to close a position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract.

Although the Trust expects that some of the Portfolios may enter into futures contracts only if an active market exists for the contracts, no assurance can be given that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made on that day at a price beyond that limit. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such a case, and in the event of adverse price movements, a Portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.

If a Portfolio has hedged against the possibility of an increase in interest rates and rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio had insufficient cash, it may have to sell securities to meet daily variation margins requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

An option on a futures contract, unlike a direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract. The value of the option, however, does change daily and that change would be reflected in the net asset value of the Portfolio holding the options.

The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered, and no assurance can be given that an active market will exist for a particular contract or option at any particular time. Losses incurred in hedging transactions and the costs of these transactions will affect a Portfolio's performance.

OPTIONS ON FOREIGN CURRENCIES

Some of the Portfolios may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of securities to be acquired by the Portfolio. A Portfolio with such option writing authority may write only covered options. Options on foreign currencies to be written or purchased by a Portfolio are traded on U.S. or foreign exchanges or in the over-the-counter market.

Certain transactions involving options on foreign currencies are undertaken on contract markets that are not regulated by the CFTC. Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on those exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to those transactions. In addition, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the Clearing Corporation, which has established banking relationships in applicable foreign countries for this purpose. As a result, the Clearing Corporation may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency options exercises, or would result in undue burdens on the Clearing Corporation or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Like the writing of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received; a Portfolio could also be required, with respect to any option it has written, to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuation in exchange rates, although in the event of rate movements adverse to a Portfolio's position, the Portfolio could forfeit the entire amount of the premium plus related transaction costs.

Options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of these positions could also be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the Untied States and (5) lesser trading volume.

SHORT SALES AGAINST THE BOX

Some of the Portfolios may sell securities "short against the box." Whereas a short sale is the sale of a security a Portfolio does not own, a short sale is "against the box" if at all times during which the short positions is open, the Portfolio owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

WEBS AND OTHER INDEX-RELATED SECURITIES

Some of the Portfolios may invest in shares in a particular series issued by Foreign Portfolio, Inc., an investment company whose shares also are known as "World Equity Benchmark Shares" or "WEBS." WEBS have been listed for trading on the American Stock Exchange, Inc. Some of the Portfolios also may invest in shares in a particular series issued by CountryBaskets Index Portfolio, Inc., or another fund the shares of which are the substantial equivalent of WEBS. Some of the Portfolios may invest in Standard & Poor's Depositary Receipts, of "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A Portfolio investing in a SPDR would be entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses.

                                TRUST MANAGEMENT

TRUSTEES AND OFFICERS

The Trust's board of trustees is responsible for overseeing the Trust's affairs including deciding matters of general policy and reviewing certain actions of Roszel Advisors, other Advisers, the custodian, administrator, and other service providers.

The following table contains certain information about the Trust's trustees and officers, including positions held with the Trust, term of office and length of time served, and principal occupations in the last five years. The table also includes the number of portfolios in the Trust complex overseen by each trustee and certain directorships held by each of them. The first table includes information about the Trust's interested trustees and officers and the second table includes information about trustees who are not "interested persons" of the Trust, within the meaning of the 1940 Act ("independent trustees").

Unless otherwise noted, the address of each trustee and officer is 1300 Merrill Lynch Drive, Pennington, NJ 08534.

                        INTERESTED TRUSTEES AND OFFICERS



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Number of        Other Directorships
                                                                                              Portfolios in      Held by Trustee
                             Position(s)      Term of Office      Principal Occupation(s)     Trust Complex
                             Held with        and Length of               During              Overseen by
 Name, Address and (Age)     the Trust         Time Served               Past 5 years         Trustee

-----------------------------------------------------------------------------------------------------------------------------------

Michael P. Cogswell          Trustee and    Indefinite term       January 2003 - Present,          24
(48)                         President      since June 5, 2002    Director, Employee
                                                                  Plans Marketing
                                                                  Retirement Group,
                                                                  Merrill Lynch & Co.,
                                                                  Inc.

                                                                  April 2001 - January
                                                                  2003, Senior Vice
                                                                  President and Director
                                                                  of Product Development,
                                                                  Merrill Lynch
                                                                  Insurance Group, Inc.

                                                                  November 1990 - April
                                                                  2001, Vice President
                                                                  and Senior Counsel,
                                                                  Merrill Lynch
                                                                  Insurance Group, Inc.

-----------------------------------------------------------------------------------------------------------------------------------

J. David Meglen (39)         Vice-          Indefinite term       April 2002 - Present,            N/A                 N/A
                             President      since June 5, 2002    Vice President and
                                                                  Chief Operating
                                                                  Officer, Roszel
                                                                  Advisors, LLC

                                                                  April 2001 - April
                                                                  2002, Director,
                                                                  Offshore Mutual
                                                                  Funds Marketing,
                                                                  Merrill Lynch
                                                                  Investment Managers,
                                                                  L.P.

                                                                  January 2000 - March
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Number of        Other Directorships
                                                                                              Portfolios in      Held by Trustee
                             Position(s)      Term of Office      Principal Occupation(s)     Trust Complex
                             Held with        and Length of               During              Overseen by
 Name, Address and (Age)     the Trust         Time Served               Past 5 years         Trustee

-----------------------------------------------------------------------------------------------------------------------------------

                                                                  2001, Director, New
                                                                  Business Development,
                                                                  Defined and Managed
                                                                  Funds, Merrill Lynch &
                                                                  Co., Inc.

                                                                  October 1998 - December
                                                                  1999, Director, Fund
                                                                  Accounting, Defined
                                                                  Asset Funds, Merrill
                                                                  Lynch & Co., Inc.

-----------------------------------------------------------------------------------------------------------------------------------

Jerome J. Davies             Treasurer      Indefinite term       May 2002 - Present,              N/A                 N/A
(33)                         and Chief      since November 13,    Vice President, Merrill
                             Financial      2002                  Lynch Insurance Group,
                             Officer                              Inc. and Treasurer,
                                                                  Roszel Advisors, LLC

                                                                  July 1995 - October
                                                                  2001, Vice President,
                                                                  Funds Management, Bear,
                                                                  Stearns & Co. Inc.

-----------------------------------------------------------------------------------------------------------------------------------

Edward W. Diffin, Jr.        Secretary      Indefinite term       January 1994 - Present,          N/A                 N/A
(51)                                        since June 5, 2002    Vice President and
                                                                  Senior Counsel, Merrill
                                                                  Lynch Insurance Group, Inc.,

                                                                  Merrill Lynch Life
                                                                  Insurance Company and
                                                                  ML Life Insurance
                                                                  Company of New York

                                                                  April 2002 - Present,
                                                                  Secretary and
                                                                  Compliance Director,
                                                                  Roszel Advisors, LLC

-----------------------------------------------------------------------------------------------------------------------------------

Debra L. Campanella          Assistant      Indefinite term       May 2002 - Present,              N/A                 N/A
(33)                         Secretary      since June 5, 2002    Assistant Vice
                                                                  President and Senior
                                                                  Paralegal, Merrill
                                                                  Lynch Insurance Group, Inc.

                                                                  May 2001 - May 2002,
                                                                  Assistant Vice
                                                                  President and Senior
                                                                  Paralegal, Merrill
                                                                  Lynch Investment
                                                                  Managers, L.P.

                                                                  January 1997 - May
                                                                  2001, Assistant Vice
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Number of        Other Directorships
                                                                                              Portfolios in      Held by Trustee
                             Position(s)      Term of Office      Principal Occupation(s)     Trust Complex
                              Held with        and Length of               During              Overseen by
 Name, Address and (Age)      the Trust         Time Served             Past 5 years             Trustee

-----------------------------------------------------------------------------------------------------------------------------------

                                                                  President, Senior
                                                                  Paralegal, and
                                                                  Compliance Officer,
                                                                  Defined Asset Funds,
                                                                  Merrill Lynch & Co.,
                                                                  Inc.

-----------------------------------------------------------------------------------------------------------------------------------

Frances C. Grabish           Assistant      Indefinite term       1999 - Present, Vice             N/A                 N/A
(35)                         Secretary      since June 5, 2002    President and Senior
                                                                  Counsel, Merrill Lynch
                                                                  Insurance Group, Inc.

                                                                  1996 - 1999, Manager
                                                                  and Attorney,
                                                                  Prudential Insurance
                                                                  Company of America

-----------------------------------------------------------------------------------------------------------------------------------


                              INDEPENDENT TRUSTEES



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Number of        Other Directorships
                                                                                              Portfolios in      Held by Trustee
                             Position(s)      Term of Office      Principal Occupation(s)     Trust Complex
                              Held with        and Length of               During              Overseen by
 Name, Address and (Age)      the Trust         Time Served             Past 5 years             Trustee

-----------------------------------------------------------------------------------------------------------------------------------

Robert M. Bordeman           Trustee        Indefinite term       1995 - Present,                  24          Safeway Insurance
(46)                                        since June 5, 2002    Safeway Insurance                            Company,
                                                                  Group,                                       Director and Chief
                                                                  Chief Executive Officer                      Executive Officer

                                                                                                               Safeway Insurance
                                                                                                               Company of Alabama,
                                                                                                               President and
                                                                                                               Director

                                                                                                               Safeway Insurance
                                                                                                               Company of Georgia,
                                                                                                               President and
                                                                                                               Director

                                                                                                               Safeway Insurance
                                                                                                               Company of Louisiana
                                                                                                               President and
                                                                                                               Director

                                                                                                               Safeway Direct
                                                                                                               Insurance Company,
                                                                                                               President and
                                                                                                               Director

                                                                                                               Safeway Property
                                                                                                               Insurance Company,
                                                                                                               President and
                                                                                                               Director

                                                                                                               Oak Brook County
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Number of        Other Directorships
                                                                                              Portfolios in      Held by Trustee
                             Position(s)      Term of Office      Principal Occupation(s)     Trust Complex
                              Held with        and Length of               During              Overseen by
 Name, Address and (Age)      the Trust         Time Served             Past 5 years             Trustee

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                               Mutual Insurance
                                                                                                               Company,
                                                                                                               President and
                                                                                                               Director

                                                                                                               National Independent
                                                                                                               Statistical Service,
                                                                                                               Director

-----------------------------------------------------------------------------------------------------------------------------------

Theodore P. Manno            Trustee        Indefinite term       1995 - Present,                  24                  None
(57)                                        since June 5, 2002    Seton Hall University
                                                                  School of Law
                                                                  Adjunct Professor

                                                                  1996 - Present,
                                                                  Adjunct Lecturer, New
                                                                  York University,
                                                                  Institute of Paralegal
                                                                  Studies

                                                                  1990 - 2001,
                                                                  Savings Banks Life
                                                                  Insurance Fund
                                                                  (succeeded by SBLI USA
                                                                  Mutual Life Insurance
                                                                  Company, Inc.),
                                                                  Executive Vice
                                                                  President, General
                                                                  Counsel and Secretary

                                                                  1997 - 1999,
                                                                  Savings Banks Life
                                                                  Insurance Fund, Acting
                                                                  President and Chief
                                                                  Executive Officer

-----------------------------------------------------------------------------------------------------------------------------------

Kevin J. Tierney             Trustee        Indefinite term        1999 - Present,                 24                  None
(51)                                        since June 5, 2002     Kevin J. Tierney,
                                                                   Attorney at Law

                                                                   1991 - 1999,
                                                                   UNUM Corporation,
                                                                   Senior Vice President
                                                                   and General Counsel

-----------------------------------------------------------------------------------------------------------------------------------



Michael P. Cogswell is deemed an "interested person" by virtue of his position as an officer of Merrill Lynch & Co., Inc.



The Trust pays independent trustees a fee plus out-of-pocket expenses for each board of trustees meeting they attend.

The independent trustees are members of the Trust's Audit Committee. The Audit Committee acts as a liaison between the Trust's independent auditors and the full board of trustees. It oversees the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers. It also oversees the independent audit of the Trust's financial statements and the quality and objectivity of those financial statements. The Audit Committee meets at least twice annually and as the Committee determines is necessary or appropriate. During the fiscal period ended December 31, 2002, the Audit Committee held one meeting.


The independent trustees are members of the Trust's Nominating Committee. The Nominating Committee nominates candidates for independent trustee membership on the board. Generally, the Nominating Committee does not consider nominees recommended by shareholders or contract owners. The Nominating Committee evaluates candidates' qualifications for board membership and their independence from the Trust's adviser and subadvisers and other principal service providers. The Nominating Committee also considers candidates' relationships beyond those delineated in the 1940 Act that might impair independence (e.g., business, financial or family relationships with the Trust's adviser and subadvisers or the other principal service providers) and periodically reviews the continued independence of the current independent trustees. The Nominating Committee periodically reviews independent trustee compensation and recommends any appropriate changes to the full board of trustees. The Nominating Committee meets annually and holds special meetings as it determines are required. During the fiscal period ended December 31, 2002, the Nominating Committee held no meetings.


TRUSTEES' EQUITY OWNERSHIP

The following chart contains information relating to equity securities in the Trust and in the Trust's 'family of investment companies" beneficially owned by the trustees as of December 31, 2002. The Trust's family of investment companies includes other registered investment companies that: (1) share the same investment adviser or principal underwriter as the Trust; and (2) hold themselves out to investors as related companies for purposes of investment and investor services.


-----------------------------------------------------------------------------------------------------------------
                                                DOLLAR RANGE OF EQUITY        AGGREGATE DOLLAR RANGE OF EQUITY
             NAME OF TRUSTEE                 SECURITIES IN PORTFOLIO(s) OF      SECURITIES IN ALL REGISTERED
                                                       THE TRUST              INVESTMENT COMPANIES OVERSEEN BY
                                                                                  THE TRUSTEE IN FAMILY OF
                                                                                    INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------------------------------
Michael P. Cogswell                                      None                               None

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Robert M. Bordeman                                       None                               None

-----------------------------------------------------------------------------------------------------------------
Theodore P. Manno                                        None                               None

-----------------------------------------------------------------------------------------------------------------
Kevin J.Tierney                                          None                               None

-----------------------------------------------------------------------------------------------------------------

The following table shows the estimated compensation to be received by each trustee from the Trust and the Trust complex. The Trust's officers receive no compensation from the Trust.



-------------------------------------------------------------------------------------------------------------------------------
                                                      COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------------------------

 Name of Person, Position         Aggregate        Pension or Retirement    Estimated Annual Benefits     Total Compensation
                              Compensation From     Benefits Accrued As          Upon Retirement         From Trust and Trust
                                 the Trust*       Part of Trust Expenses                                    Complex Paid to
                                                                                                               Trustees*
-------------------------------------------------------------------------------------------------------------------------------
Michael P. Cogswell                  $0                     N/A                        N/A                        $0
Trustee and President

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Robert M. Bordeman                 $18,000                  N/A                        N/A                      $18,000
Trustee

-------------------------------------------------------------------------------------------------------------------------------
Theodore P. Manno                  $18,000                  N/A                        N/A                      $18,000
Trustee

-------------------------------------------------------------------------------------------------------------------------------
Kevin J. Tierney                   $18,000                  N/A                        N/A                      $18,000
Trustee

-------------------------------------------------------------------------------------------------------------------------------



* Each independent trustee receives $18,000 per full fiscal year. The Trust has not completed a full fiscal year since its organization. These are estimated payments for the fiscal year ending December 31, 2003.



                                 CONTROL PERSONS



Any person owning more than 25% of each Portfolio's shares may be considered a "controlling person" of that Portfolio, within the meaning of the 1940 Act. As of the date of this SAI, certain separate accounts supporting variable contracts issued by MLLIC are the only controlling shareholders of the Portfolios because each holds in excess of 25% of a Portfolio's outstanding shares. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Portfolio shareholders. However, MLLIC and MLLICNY each generally votes the relevant shares in accordance with the timely instructions received from owners of variable contracts having contract values allocated to the relevant separate accounts. As of March 31, 2003, the Trust's officers and trustees, as a group, beneficially owned as contract owners less than a 1% interest in any Portfolio.

As of March 31, 2003, the following contract owners owned contracts that individually or in the aggregate had a total interest in the Portfolio of more than 5%:



----------------------------------------------------------------------------------------------------------------------
                                                                                                       PERCENT OF
PORTFOLIO                                                 NAME OF CONTRACT OWNER                       OUTSTANDING
                                                                                                         SHARES

----------------------------------------------------------------------------------------------------------------------
Roszel/Credit Suisse International Portfolio              Michael Dokupil                                 5.36%
                                                          2022 Hazard Street
                                                          Houston, TX  77019-6111

----------------------------------------------------------------------------------------------------------------------
Roszel/Delaware Small-Mid Cap Growth Portfolio            Merrill Lynch Life Insurance Company            5.50%



----------------------------------------------------------------------------------------------------------------------
Roszel/INVESCO-NAM Large Cap Core Portfolio               Philip D. Koepke                                8.50%
                                                          12700 N. Lake Shore Dr.
                                                          Mequon, WI  53092-3315

----------------------------------------------------------------------------------------------------------------------
                                                          Nancy Harris                                    6.85%
                                                          2411 Benedict Canyon Dr.
                                                          Beverly Hills, CA  90210-1410

----------------------------------------------------------------------------------------------------------------------
                                                          James B. Allen                                  6.55%
                                                          401 Spring Ave. NW
                                                          Jacksonville, AL  36265-2144

----------------------------------------------------------------------------------------------------------------------
Roszel/Lazard International Portfolio                     Michael Dokupil                                14.03%
                                                          2022 Hazard Street
                                                          Houston, TX  77019-6111

----------------------------------------------------------------------------------------------------------------------
                                                          Lucille L. Olivo                               12.02%
                                                          57 Hastings Ave.
                                                          Nutley, NJ  07110-2581

----------------------------------------------------------------------------------------------------------------------
                                                          Philip D. Koepke                                6.95%
                                                          12700 N. Lake Shore Dr.
                                                          Mequon, WI  53092-3315

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                       PERCENT OF
PORTFOLIO                                                 NAME OF CONTRACT OWNER                       OUTSTANDING
                                                                                                         SHARES

----------------------------------------------------------------------------------------------------------------------
                                                          Merrill Lynch Life Insurance Company            5.27%


----------------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Bond Debenture Portfolio               Juan A. Rodriguez                               6.51%
                                                          640 S. 68th St.
                                                          Boulder, CO  80303-4340

----------------------------------------------------------------------------------------------------------------------
                                                          Betty S. Bayne                                  5.43%
                                                          221 Summerfield
                                                          Shelton, CT  06484

----------------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Government Securities Portfolio        Marion Harbaugh                                 7.22%
                                                          102 S. Main St.
                                                          Biglerville, PA  17307-9418

----------------------------------------------------------------------------------------------------------------------
Roszel/MLIM Fixed-Income Portfolio                        Marion Harbaugh                                 5.75%
                                                          102 S. Main St.
                                                          Biglerville, PA  17307-9418

----------------------------------------------------------------------------------------------------------------------
Roszel/MLIM Relative Value Portfolio                      W. Neil Padgett                                 8.36%
                                                          1615 Griffith Ave.
                                                          Owensboro, KY  42301-3506

----------------------------------------------------------------------------------------------------------------------
Roszel/Nicholas-Applegate Large Cap Growth Portfolio      H.H. Grooms                                    15.66%
                                                          4946 Stone Mill Rd.
                                                          Birmingham, AL  35223-1640

----------------------------------------------------------------------------------------------------------------------
                                                          Merrill Lynch Life Insurance Company           11.46%

----------------------------------------------------------------------------------------------------------------------
                                                          Patricia M. Westphal                            6.94%
                                                          43933 Birch Cove Rd.
                                                          Freeport, MN  56331-9635

----------------------------------------------------------------------------------------------------------------------
                                                          Harold D. Ruegamer                              6.75%
                                                          3355 E. Devonshire Ave.
                                                          Gilbert, AZ  85297-9488

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                       PERCENT OF
PORTFOLIO                                                 NAME OF CONTRACT OWNER                       OUTSTANDING
                                                                                                         SHARES

----------------------------------------------------------------------------------------------------------------------
                                                          Anthony M. Ursillo                              5.62%
                                                          8 Roger Rd.
                                                          Johnston, RI  02919-2226

----------------------------------------------------------------------------------------------------------------------
                                                          Althea A. Starble                               5.32%
                                                          166 Trinidad St.
                                                          Morro Bay, CA  93442-3037

----------------------------------------------------------------------------------------------------------------------
                                                          Patrice Marker Revocable Trust                  5.10%
                                                          UAD 8/23/01
                                                          Patrice Marker TTEE
                                                          1554 E. Harmony Lake Circle
                                                          Davie, FL  33324

----------------------------------------------------------------------------------------------------------------------
Roszel/Seneca Large Cap Growth Portfolio                  Nadeen M. Koepke                                5.88%
                                                          12700 N. Lake Shore Dr.
                                                          Mequon, WI  53092-3315

----------------------------------------------------------------------------------------------------------------------
Roszel/Seneca Mid Cap Growth Portfolio                    Robert R. Thompson                              8.71%
                                                          18240 SE Heritage Dr.
                                                          Tequesta, FL  33469-1444

----------------------------------------------------------------------------------------------------------------------
                                                          H.H. Grooms                                     5.35%
                                                          4946 Stone Mill Rd.
                                                          Birmingham, AL  35223-1640

----------------------------------------------------------------------------------------------------------------------
Roszel/Sound Large Cap Core Portfolio                     Merrill Lynch Life Insurance Company           14.28%


----------------------------------------------------------------------------------------------------------------------
                                                          David Jon Morris                                9.89%
                                                          264 Proctor Rd.
                                                          Rossville, GA  30741-8418

----------------------------------------------------------------------------------------------------------------------
                                                          SW Maley Trust                                  8.78%
                                                          UAD 8/14/92
                                                          SW Maley Trustee
                                                          P.O. Box 1172
                                                          Boulder, CO  80306

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                       PERCENT OF
PORTFOLIO                                                 NAME OF CONTRACT OWNER                       OUTSTANDING
                                                                                                         SHARES

----------------------------------------------------------------------------------------------------------------------
                                                          Dennis J. & Judith A.                           6.52%
                                                          Carroll Charitable Remainder Trust
                                                          3479 Sitio Borde
                                                          Carlsbad, CA  92009-8926

----------------------------------------------------------------------------------------------------------------------
                                                          Judith A. Carroll                               5.51%
                                                          3479 Sitio Borde
                                                          Carlsbad, CA  92009-8926

----------------------------------------------------------------------------------------------------------------------
                                                          Betty J. Lesuer                                 5.45%
                                                          11 Coquina Blvd.
                                                          St. Augustine, FL  32080

----------------------------------------------------------------------------------------------------------------------
Roszel/Valenzuela Mid Cap Value Portfolio                 Robert R. Thompson                              6.02%
                                                          18240 SE Heritage Dr.
                                                          Tequesta, FL  33469-1444

----------------------------------------------------------------------------------------------------------------------
                                                          Lucille L. Olivo                                5.69%
                                                          57 Hastings Ave.
                                                          Nutley, NJ  07110-2581

----------------------------------------------------------------------------------------------------------------------






                     INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL INFORMATION

Pursuant to an investment management agreement with the Trust, Roszel Advisors is the investment manager of the Trust and each of the Portfolios. As the investment manager, subject at all times to the supervision and approval of the Trust's board of trustees, Roszel Advisors is responsible for the overall management of the Trust and for retaining subadvisers to manage the assets of each Portfolio according to its investment objective, strategies, and restrictions. As part of those responsibilities and duties, Roszel Advisors or another Adviser determines what investments should be purchased and sold, and places orders for all such purchases and sales, on behalf of the Portfolios.

Roszel Advisors is a registered investment adviser and a wholly-owned subsidiary of the Merrill Lynch Insurance Group, Inc. Its principal business address is 1300 Merrill Lynch Drive, Pennington, NJ 08534.


Each Adviser is responsible for managing the investment operations and the composition of the Portfolio which it advises, including the purchase, retention and disposition of the investments, securities and cash contained in the Portfolio, in accordance with the Portfolio's investment objective and strategies as stated in the Trust's Prospectuses and SAI, as from time to time in effect. In connection with these responsibilities and duties, each Adviser is responsible for providing investment research and supervision of each Portfolio's investments and conducting a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Portfolio's assets. Each Adviser also is responsible for furnishing Roszel Advisors or the Trust with statistical information in respect of the investments that its Portfolio may hold or contemplates purchasing, as Roszel Advisors or the Trust may reasonably request. Each Adviser, on its own initiative apprises the Trust of important developments materially affecting its Portfolio and furnishes the Trust from time to time such information as it may believe appropriate for this purpose. Each Adviser also has responsibility for implementing all purchases and sales of investments for the Portfolio it advises in a manner consistent with its policies.


APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The board of trustees, including a majority of the independent trustees, considered whether to approve the Trust's investment advisory and subadvisory agreements, with the assistance of independent counsel to the independent trustees. The board of trustees considered the advisory fee structure of each of the Portfolios in light of a variety of factors, including (a) the nature and quality of services to be provided to the Trust, its Portfolios, and their respective shareholders; (b) the investment adviser's anticipated costs in providing those services; (c) the economies of scale, if any, to be realized by the investment adviser; (d) the advisory fees compared to other similar mutual funds; and (e) other benefits to be derived in connection with the investment adviser's (or subadviser's) relationship with the Trust.


As part of its consideration of the quality of services to be provided to the Trust, Portfolios and shareholders by Roszel Advisors, the board of trustees reviewed the Roszel Advisor's anticipated profit/loss situation with respect to each Portfolio and on an aggregate basis, and the board of trustees, including a majority of the independent trustees, considered the Adviser's anticipated profit/loss situation to be reasonable in relation to the nature, quality, and costs of Roszel Advisors' services.


As part of its consideration of economies of scale and advisory fees, the board of trustees also considered the projected expense ratios of the Portfolios and the costs incurred by the Adviser as a result of contractual expense limitations imposed. In comparing the expense ratio of each of the Portfolios to those of other mutual funds, the board of trustees, including a majority of the independent trustees, took into account that the projected expense ratios compared favorably to those of other comparable mutual funds.

EXPENSES


Generally, the Portfolios directly assume their expenses and a pro-rata portion of the expenses borne by the Trust, including the fees payable to Roszel Advisors, which are accrued daily. Expenses that the Portfolios bear directly include redemption expenses, expenses of portfolio transactions that do not reduce the cost basis of a security, shareholding servicing costs, expenses of registering the Trust's shares under federal and state securities laws, interest, certain taxes, charges of the Custodian, Administrator and Transfer Agent and other expenses attributable to a particular Portfolio. Trust expenses that are allocated to a Portfolio on the basis of relative size of the respective Portfolios include trustees fees, legal expenses, state franchise taxes, costs of auditing services, costs of printing and mailing proxy materials, SEC fees, accounting costs (including the daily calculation of net asset value), and other expenses that the board of trustees determines to be properly allocable on the basis of size of the respective Portfolios. Depending upon the nature of a shareholder meeting or a lawsuit or certain other expenses, these costs may be directly applicable to one of more of the Portfolios or allocated on the basis of the size of the respective Portfolios.

MANAGEMENT FEES


The table below shows the annual management fee rate and total dollar amount of advisory fees before management fee waivers and expense reimbursements payable to Roszel Advisors by each Portfolio for the period July 1, 2002 through December 31, 2002 (the Trust's fiscal year end).


                                                            ANNUAL RATE (as
                                                              % of average
                                                               daily net       TOTAL DOLLAR
PORTFOLIO                                                       assets)           AMOUNT
---------                                                       -------           ------
Roszel/Lord Abbett Large Cap Value Portfolio                      0.80%          $  9,464
Roszel/Levin Large Cap Value Portfolio                            0.80%          $  4,152
Roszel/MLIM Relative Value Portfolio                              0.80%          $ 10,435
Roszel/Lord Abbett Affiliated Portfolio                           0.80%               N/A
Roszel/Sound Large Cap Core Portfolio                             0.80%          $  1,075
Roszel/INVESCO-NAM Large Cap Core Portfolio                       0.80%          $  2,800
Roszel/Nicholas-Applegate Large Cap Growth Portfolio              0.80%          $  1,163
Roszel/Rittenhouse Large Cap Growth Portfolio                     0.80%          $ 10,795
Roszel/Seneca Large Cap Growth Portfolio                          0.80%          $  4,268
Roszel/PIMCO CCM Capital Appreciation Portfolio                   0.80%               N/A
Roszel/Valenzuela Mid Cap Value Portfolio                         0.80%          $  5,211
Roszel/Lord Abbett Mid Cap Value Portfolio                        0.85%          $297,209
Roszel/Seneca Mid Cap Growth Portfolio                            0.80%          $  3,100
Roszel/Seligman Mid Cap Growth Portfolio                          0.85%          $ 46,021
Roszel/NWQ Small Cap Value Portfolio                              0.85%          $  3,839
Roszel/PIMCO Small Cap Value Portfolio                            0.85%          $134,436
Roszel/Neuberger Berman Small Cap Growth Portfolio(1)             0.95%          $  3,471
Roszel/JP Morgan Small Cap Growth Portfolio                       0.95%          $172,301
Roszel/Delaware Trend Portfolio                                   0.85%               N/A
Roszel/Lazard International Portfolio                             0.85%          $  1,368
Roszel/Credit Suisse International Portfolio                      0.85%          $  5,645
Roszel/Lord Abbett Government Securities Portfolio                0.65%          $ 11,656
Roszel/MLIM Fixed-Income Portfolio                                0.70%          $ 15,914
Roszel/Lord Abbett Bond Debenture Portfolio                       0.80%          $  3,095


The Trust and Roszel Advisors have entered into an expense limitation agreement whereby Roszel Advisors agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalised in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed the limits as set forth below. Pursuant to the expense limitation agreement, Roszel Advisors retains the right to be repaid amounts reimbursed during prior fiscal periods provided the Portfolios attain sufficient assets and such payment is approved by the board of trustees. The expense limitation level, each Portfolio's total expense ratio absent the expense limitation, and the actual dollar amount of the management fees waived and expenses reimbursed by Roszel Advisors is set forth in the table below.


-------------------------


(1) Effective March 3, 2003, the Portfolio's name was changed to the Roszel/Delaware Small-Mid Cap Growth Portfolio and its management fee rate became 0.85%.

                                                                                    TOTAL EXPENSE AS A
                                                                                       PERCENTAGE OF
                                                                                     AVERAGE DAILY NET     TOTAL WAIVERS/
                                                                     EXPENSE           ASSETS BEFORE        REIMBURSEMENT
PORTFOLIO                                                             LIMIT            EXPENSE LIMIT         IN DOLLARS
---------                                                                              -------------         ----------
Roszel/Lord Abbett Large Cap Value Portfolio                          1.10%                 6.01%             $ 58,128
Roszel/Levin Large Cap Value Portfolio                                1.10%                11.09%             $ 51,844
Roszel/MLIM Relative Value Portfolio                                  1.10%                 5.23%             $ 53,942
Roszel/Lord Abbett Affiliated Portfolio                               1.10%                  N/A                   N/A
Roszel/Sound Large Cap Core Portfolio                                 1.10%                39.23%             $ 51,227
Roszel/INVESCO-NAM Large Cap Core Portfolio                           1.10%                16.20%             $ 52,845
Roszel/Nicholas-Applegate Large Cap Growth Portfolio                  1.10%                35.23%             $ 49,556
Roszel/Rittenhouse Large Cap Growth Portfolio                         1.10%                 5.05%             $ 53,323
Roszel/Seneca Large Cap Growth Portfolio                              1.10%                10.21%             $ 48,613
Roszel/PIMCO CCM Capital Appreciation Portfolio                       1.10%                  N/A                   N/A
Roszel/Valenzuela Mid Cap Value Portfolio                             1.10%                 9.34%             $ 53,675
Roszel/Lord Abbett Mid Cap Value Portfolio                            1.15%                 1.53%             $133,738
Roszel/Seneca Mid Cap Growth Portfolio                                1.10%                13.51%             $ 48,062
Roszel/Seligman Mid Cap Growth Portfolio                              1.15%                 2.29%             $ 61,840
Roszel/NWQ Small Cap Value Portfolio                                  1.15%                12.22%             $ 50,000
Roszel/PIMCO Small Cap Value Portfolio                                1.15%                 1.99%             $132,673
Roszel/Neuberger Berman Small Cap Growth Portfolio(1)                 1.25%                17.03%             $ 57,621
Roszel/JP Morgan Small Cap Growth Portfolio                           1.25%                 2.02%             $140,466
Roszel/Delaware Trend Portfolio                                       1.15%                  N/A                   N/A
Roszel/Lazard International Portfolio                                 1.15%                31.35%             $ 48,578
Roszel/Credit Suisse International Portfolio                          1.15%                 9.47%             $ 55,247
Roszel/Lord Abbett Government Securities Portfolio                    0.95%                 3.82%             $ 51,420
Roszel/MLIM Fixed-Income Portfolio                                    1.00%                 3.66%             $ 60,374
Roszel/Lord Abbett Bond Debenture Portfolio                           1.10%                13.76%             $ 49,008



SUBADVISERS

The subadvisers are identified below. From time to time, Roszel Advisors may change a Portfolio's subadviser.


SUBADVISER                      OWNERSHIP AND ADDRESS
----------                      ---------------------
Credit Suisse Asset             Credit Suisse Asset Management, LLC ("CSAM") is
Management, LLC                 part of Credit Suisse Asset Management, the
                                institutional and mutual fund asset management
                                arm of Credit Suisse First Boston. CSAM had
                                approximately $52.8 billion in assets under
                                management as of December 31, 2002. Its
                                principal business address is 466 Lexington
                                Avenue, New York, NY 10017.

Delaware Management             Delaware Management Company, a series of
Company                         Delaware Management Business Trust, is an
                                indirect, wholly owned subsidiary of Delaware
                                Management Holdings, Inc. Delaware Management
                                Company and its affiliates had



----------------------
(1) Effective March 3, 2003, the Portfolio's name was changed to the Roszel/Delaware Small-Mid Cap Growth Portfolio.


                                approximately $84 billion in assets under management as of December 31, 2002. Its principal business address is 2005 Market
                                Street, Philadelphia, PA 19103-7094.

J.P. Morgan Fleming Asset       J.P. Morgan Fleming Asset Management (USA) Inc.
Management (USA) Inc.           ("JPMFAM") formerly known as Chase Fleming Asset
                                Management (USA) Inc., is a Delaware
                                corporation. JPMFAM is a wholly owned subsidiary
                                of JPMorgan Chase Bank and an indirect
                                subsidiary of J.P. Morgan Chase & Co. JPMFAM and
                                its affiliates had approximately $515 billion in
                                assets under management as of December 31, 2002.
                                Its principal business address is 522 Fifth
                                Avenue, New York, NY 10036.


J. & W. Seligman & Co.          J. & W. Seligman & Co. Incorporated founded in
Incorporated                    1864, had assets of approximately $19 billion
                                under management as of December 31, 2002. Its
                                principal office is located at 100 Park Avenue,
                                New York, NY 10017.

John A. Levin & Co., Inc.       John A. Levin & Co., Inc., established in 1996,
                                is wholly-owned by Levin Management Co., Inc., a
                                wholly-owned subsidiary of BKF Capital Group,
                                Inc. John A. Levin & Co., Inc. had approximately
                                $11.3 billion in assets under management as of
                                December 31, 2002. Its principal business
                                address is One Rockefeller Plaza, New York, NY
                                10020.

Lazard Asset Management         Lazard Asset Management LLC, a subsidiary of
LLC                             Lazard Freres & Co. LLC, had approximately $55.9
                                billion in assets under management as of
                                December 31, 2002. Its principal business
                                address is 30 Rockefeller Plaza, 57th Floor, New
                                York, NY 10112.

Lord, Abbett & Co. LLC          Lord, Abbett & Co. LLC had approximately
                                $48 billion in assets under management as of
                                December 31, 2002. Its principal business
                                address is 90 Hudson Street, Jersey City, NJ
                                07302.

Merrill Lynch Investment        Merrill Lynch Investment Managers, L.P. is an
Managers, L.P.                  indirect subsidiary of Merrill Lynch & Co., Inc.
                                Merrill Lynch Investment Managers, L.P. and its
                                advisory affiliates had approximately $462
                                billion in assets under management as of
                                December 31, 2002. Its principal business
                                address is 800 Scudders Mill Road, 2D,
                                Plainsboro, NJ 08536.

INVESCO-NAM                     INVESCO-NAM had approximately $13.1 billion in
                                assets under management as of December 31,


                                2002. Its principal business address is 406 West
                                Market Street, Suite 2500, Louisville, KY 40202.

Nicholas-Applegate Capital      Nicholas-Applegate Capital Management, LLC, is a
Management, LLC                 subsidiary of Allianz Dresdner Asset Management
                                of America, which is a wholly owned subsidiary
                                of Allianz AG, a German financial services
                                company with global operations.
                                Nicholas-Applegate Capital Management, LLC had
                                approximately $16.6 billion in assets under
                                management as of December 31, 2002. Its
                                principal business office is 600 West Broadway,
                                Suite 2900, San Diego, CA 92101.

NWQ Investment                  NWQ Investment Management Company, LLC ("NWQ")
Management Company, LLC         is a wholly owned subsidiary of Nuveen
                                Investments, Inc. NWQ had approximately $7.6
                                billion in assets under management as of
                                December 31, 2002. NWQ's principal business
                                address is 2049 Century Park East, 4th Floor,
                                Los Angeles, CA 90067.

PIMCO Advisors Retail           PIMCO Advisors Retail Holdings LLC and it
Holdings LLC/NFJ                advisory affiliates had approximately $405
Investment Group L.P.           billion in assets under management as of
                                December 31, 2002. Its principal business
                                address is 1345 Avenue of the Americas, 50th
                                Floor, New York, NY 10105-4800.

                                NFJ Investment Group L.P., located at 2121 San
                                Jacinto, Suite 1840, Dallas, TX 75201, provides advisory services to mutual funds and institutional accounts. NFJ Investment Group,
                                Inc., the predecessor investment adviser to NFJ
                                Investment Group L.P., commenced operations in 1989, Accounts managed by NFJ Investment Group
                                L.P. had assets as of February 28, 2003, of approximately $2 billion.

PIMCO Advisors Retail           PIMCO Advisors Retail Holdings LLC and it
Holdings LLC/Cadence            advisory affiliates had approximately $405
Capital Management LLC          billion in assets under management as of
                                December 31, 2002. Its principal business
                                address is 1345 Avenue of the Americas, 50th
                                Floor, New York, NY 10105-4800.

                                Cadence Capital Management LLC, located at 265
                                Franklin Street, 11th Floor, Boston, MA, provides advisory services to mutual funds and institutional accounts. Cadence Capital
                                Management Corporation, the predecessor
                                investment adviser to Cadence Capital Management
                                LLC, commenced operations in 1988. Accounts managed by Cadence Capital Management LLC had combined assets as ofDecember 31, 2002, of approximately $4.3 billion.

Rittenhouse Asset               Rittenhouse Asset Management, Inc.
Management, Inc.                ("Rittenhouse") is a Pennsylvania corporation
                                with $12 billion in assets under management as
                                of December 31, 2002. Rittenhouse is a wholly
                                owned subsidiary of Nuveen Investments, Inc. Its
                                principal business address is Five Radnor
                                Corporate Center, Suite 300, 100 Matsonford
                                Road, Radnor, PA 19087-4599.

Seneca Capital Management       Seneca Capital Management LLC, formerly
LLC                             GMG/Seneca Capital Management, LLC, is a
                                California limited liability company which
                                commenced operations in October 1989, On July
                                17, 1997, Phoenix Investment Partners, Ltd.
                                acquired 74.9% interest in GMG/Seneca Capital
                                Management, LLC. Seneca Capital Management LLC
                                had approximately $12 billion in assets under
                                management as of February 28, 2003. Seneca
                                Capital Management LLC's principal business
                                address is 909 Montgomery Street, 5th Floor, San
                                Francisco, CA 94133.

Sound Capital Partners          Sound Capital Partners is a division of The
                                Burridge Group LLC, a limited liability company.
                                Sound Capital Partners had approximately $673
                                million in assets under management as of
                                December 31, 2002. The Burridge Group LLC's
                                principal office is located at 333 West Wacker
                                Drive, Chicago, IL 60606.

Valenzuela Capital Partners     Valenzuela Capital Partners, LLC, founded in
LLC                             1989, is a limited liability corporation with
                                approximately $860 million in assets under
                                management as of March 18, 2003. Its principal
                                business address is 1270 Avenue of the Americas,
                                Suite 508, New York, NY 10020.

SUBADVISORY AGREEMENTS

The Trust's board, including a majority of the independent trustees, approved the investment subadvisory agreements for the Portfolios with their respective subadvisers, as indicated below.

PORTFOLIO                                        SUBADVISER                                    DATE
---------                                        ----------                                    ----

Roszel/Lord Abbett Large Cap Value Portfolio     Lord, Abbett & Co. LLC                        June 5, 2002

PORTFOLIO                                        SUBADVISER                                    DATE
---------                                        ----------                                    ----

Roszel/Levin Large Cap Value                     John A. Levin & Co., Inc.                     June 5, 2002

Portfolio

Roszel/MLIM Relative Value Portfolio             Merrill Lynch Investment Managers, L.P.       June 5, 2002

Roszel/Lord Abbett Affiliated Portfolio          Lord, Abbett & Co. LLC                        February 19, 2003

Roszel/Sound Large Cap Core Portfolio            Sound Capital Partners                        June 5, 2002

Roszel/INVESCO-NAM Large Cap Core Portfolio      INVESCO-NAM                                   June 5, 2002

Roszel/Nicholas-Applegate Large Cap Growth       Nicholas-Applegate Capital Management, LLC    June 5, 2002
Portfolio

Roszel/Rittenhouse Large Cap Growth Portfolio    Rittenhouse Asset Management, Inc.          June 5, 2002

Roszel/Seneca Large Cap Growth Portfolio         Seneca Capital Management LLC                 June 5, 2002

Roszel/PIMCO CCM Capital Appreciation            PIMCO Advisors Retail Holdings LLC/Cadence    February 19, 2003
Portfolio                                        Capital Management LLC

Roszel/Valenzuela Mid Cap Value Portfolio        Valenzuela Capital Partners LLC               June 5, 2002

Roszel/Lord Abbett Mid Cap Value Portfolio       Lord, Abbett & Co. LLC                        June 5, 2002

Roszel/Seneca Mid Cap Growth Portfolio           Seneca Capital Management LLC                 June 5, 2002

Roszel/Seligman Mid Cap Growth Portfolio         J. & W. Seligman & Co. Incorporated           June 5, 2002

PORTFOLIO                                        SUBADVISER                                    DATE
---------                                        ----------                                    ----

Roszel/NWQ Small Cap Value Portfolio             NWQ Investment Management Company             June 5, 2002

Roszel/PIMCO Small Cap Value Portfolio           PIMCO Advisors Retail Holdings LLC/NFJ        June 5, 2002
                                                 Investment Group L.P.
Roszel/Delaware Small-Mid Cap Growth             Delaware Management Company                   February 19, 2003
Portfolio

Roszel/JP Morgan Small Cap Growth Portfolio      J.P. Morgan Fleming Asset Management (USA)    June 5, 2002
                                      Inc.
Roszel/Delaware Trend Portfolio                  Delaware Management Company                   February 19, 2003

Roszel/Lazard International Portfolio            Lazard Asset Management                       June 5, 2002

Roszel/Credit Suisse International Portfolio     Credit Suisse Asset Management, LLC           June 5, 2002

Roszel/Lord Abbett Government Securities         Lord, Abbett & Co. LLC                        June 5, 2002
Portfolio

Roszel/MLIM Fixed-Income Portfolio               Merrill Lynch Investment Managers, L.P.       June 5, 2002

Roszel/Lord Abbett Bond Debenture Portfolio      Lord, Abbett & Co. LLC                        June 5, 2002

Each subadvisory agreement may be terminated at any time without the payment of any penalty, by the Trust's board, or by vote of a majority of the outstanding voting securities of the Portfolio on sixty days written notice to Roszel Advisors and the applicable subadviser, or by Roszel Advisors, or by a subadviser, on sixty days written notice to the other. Each subadvisory agreement automatically terminates in the event of its assignment or in the event of the termination of the investment advisory agreement between the Roszel Advisors and the Trust. Otherwise, each subadvisory agreement will continue in effect for two years, and thereafter will continue from year to year so long as the continuance is specifically approved at least annually by: (1) the Trust's board, or by the vote of a majority of the outstanding voting securities representing an interest in the Portfolio, and (2) a majority vote of the board's independent trustees.

SUBADVISORY FEES


The table below indicates the annual fee rate (as a percentage of average daily net assets) Roszel Advisors pays each subadviser under the applicable subadvisory agreement.



PORTFOLIO                         SUBADVISER                            SUBADVISORY FEE
------------------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Large Cap      Lord, Abbett & Co. LLC                0.35% on the first $200 million,
Value Portfolio                                                         0.27% on the second $200 million, and
                                                                        0.25% on assets in excess of $400 million
------------------------------------------------------------------------------------------------------------------------
Roszel/Levin Large Cap Value                                            0.35% on the first $200 million,
Portfolio                         John A. Levin & Co., Inc.             0.27% on the second $200 million, and
                                                                        0.25% on assets in excess of $400 million
------------------------------------------------------------------------------------------------------------------------
Roszel/MLIM Relative Value        Merrill Lynch Investment Managers,    0.35% on the first $200 million,
Portfolio                         L.P.                                  0.27% on the second $200 million, and
                                                                        0.25% on assets in excess of $400 million
------------------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Affiliated                                           0.35% on the first $200 million,
Portfolio                         Lord, Abbett & Co. LLC                0.27% on the second $200 million, and
                                                                        0.25% on assets in excess of $400 million
------------------------------------------------------------------------------------------------------------------------
Roszel/Sound Large Cap Core                                             0.35% on the first $200 million,
Portfolio                         Sound Capital Partners                0.27% on the second $200 million, and
                                                                        0.25% on assets in excess of $400 million
------------------------------------------------------------------------------------------------------------------------
Roszel/INVESCO-NAM Large Cap      INVESCO-NAM                           0.35% on the first $200 million,
Core Portfolio                                                          0.27% on the second $200 million, and
                                                                        0.25% on assets in excess of $400 million
------------------------------------------------------------------------------------------------------------------------
Roszel/Nicholas-Applegate         Nicholas-Applegate Capital            0.35% on the first $200 million,
Large Cap Growth Portfolio        Management, LLC                       0.27% on the second $200 million, and
                                                                        0.25% on assets in excess of $400 million
------------------------------------------------------------------------------------------------------------------------
Roszel/Rittenhouse Large Cap      Rittenhouse Asset Management, Inc.    0.35% on the first $200 million,
Growth Portfolio                                                        0.27% on the second $200 million, and
                                                                        0.25% on assets in excess of $400 million
------------------------------------------------------------------------------------------------------------------------
Roszel/Seneca Large Cap           Seneca Capital Management LLC         0.35% on the first $200 million,
Growth Portfolio                                                        0.27% on the second $200 million, and
                                                                        0.25% on assets in excess of $400 million
------------------------------------------------------------------------------------------------------------------------
Roszel/PIMCO CCM Capital          PIMCO Advisors Retail Holdings        0.35% on the first $200 million,
Appreciation Portfolio            LLC/Cadence Capital Management LLC    0.27% on the second $200 million, and
                                                                        0.25% on assets in excess of $400 million
------------------------------------------------------------------------------------------------------------------------
Roszel/Valenzuela Mid Cap         Valenzuela Capital Partners LLC       0.35% on the first $200 million,
Value Portfolio                                                         0.27% on the second $200 million, and
                                                                        0.25% on assets in excess of $400 million
------------------------------------------------------------------------------------------------------------------------

PORTFOLIO                         SUBADVISER                            SUBADVISORY FEE
------------------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Mid Cap                                              0.40% on the first $200 million,
Value Portfolio                   Lord, Abbett & Co. LLC                0.35% on the second $200 million, and
                                                                        0.30% on assets in excess of $400 million
------------------------------------------------------------------------------------------------------------------------
Roszel/Seneca Mid Cap Growth      Seneca Capital Management LLC         0.35% on the first $200 million,
Portfolio                                                               0.27% on the second $200 million, and
                                                                        0.25% on assets in excess of $400 million
------------------------------------------------------------------------------------------------------------------------
Roszel/Seligman Mid Cap           J. & W. Seligman & Co. Incorporated   0.40% on the first $200 million,
Growth Portfolio                                                        0.35% on the second $200 million, and
                                                                        0.30% on assets in excess of $400 million
------------------------------------------------------------------------------------------------------------------------
Roszel/NWQ Small Cap Value        NWQ Investment Management Company     0.40% on the first $200 million,
Portfolio                                                               0.32% on the second $200 million, and
                                                                        0.30% on assets in excess of $400 million
------------------------------------------------------------------------------------------------------------------------
Roszel/PIMCO Small Cap Value      PIMCO Advisors Retail Holdings        0.44% on the first $200 million,
Portfolio                         LLC/NFJ Investment Group L.P.         0.35% on the second $200 million, and
                                                                        0.30% on assets in excess of $400 million
------------------------------------------------------------------------------------------------------------------------
Roszel/Delaware Small-Mid Cap     Delaware Management Company           0.40% on the first $100 million,
Growth Portfolio                                                        0.35% on the second $100 million, and
                                                                        0.33% on assets in excess of $200 million
------------------------------------------------------------------------------------------------------------------------
Roszel/JP Morgan Small Cap        J.P. Morgan Fleming Asset             0.50% on the first $1 billion, and
Growth Portfolio                  Management (USA) Inc.                 0.45% on assets in excess of $1 billion
------------------------------------------------------------------------------------------------------------------------
Roszel/Delaware Trend             Delaware Management Company           0.40% on the first $100 million,
Portfolio                                                               0.35% on the second $100 million, and
                                                                        0.33% on assets in excess of $200 million
------------------------------------------------------------------------------------------------------------------------
Roszel/Lazard International                                             0.45% on the first $200 million,
Portfolio                         Lazard Asset Management               0.40% on the second $200 million, and
                                                                        0.35% on assets in excess of $400 million
------------------------------------------------------------------------------------------------------------------------
Roszel/Credit Suisse              Credit Suisse Asset Management, LLC   0.40% on the first $200 million,
International Portfolio                                                 0.32% on the second $200 million, and
                                                                        0.30% on assets in excess of $400 million
------------------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Government
Securities Portfolio              Lord, Abbett & Co. LLC                0.20%
------------------------------------------------------------------------------------------------------------------------
Roszel/MLIM                       Merrill Lynch Investment Managers,
Fixed-Income Portfolio            L.P.                                  0.25%
------------------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Bond                                                 0.35% on the first $1 billion,
Debenture Portfolio               Lord, Abbett & Co. LLC                0.25% on the next $500 million, and
                                                                        0.20% on assets in excess of $1.5 billion
------------------------------------------------------------------------------------------------------------------------

The below table reflects the subavisory fee paid by Roszel Advisors to each subadviser for the applicable Portfolio for the period July 1, 2002 (commencement of operations) through December 31, 2002 (the Trust's fiscal year end).



                                                                                                          TOTAL DOLLAR
PORTFOLIO                                          SUBADVISER                                                AMOUNT
---------                                          ----------                                                ------
Roszel/Lord Abbett Large Cap Value Portfolio       Lord, Abbett & Co. LLC                                   $  4,142
Roszel/Levin Large Cap Value Portfolio             John A. Levin & Co., Inc.                                $  1,816
Roszel/MLIM Relative Value Portfolio               Merrill Lynch Investment Managers, L.P.                  $  4,567
Roszel/Lord Abbett Affiliated Portfolio            Lord, Abbett & Co. LLC                                       N/A
Roszel/Sound Large Cap Core Portfolio              Sound Capital Partners                                   $    470
Roszel/INVESCO-NAM Large Cap Core Portfolio        INVESCO-NAM                                              $  1,225
Roszel/Nicholas-Applegate Large Cap Growth         Nicholas-Applegate Capital Management, LLC               $    508
Portfolio
Roszel/Rittenhouse Large Cap Growth Portfolio      Rittenhouse Asset Management, Inc.                       $  4,721
Roszel/Seneca Large Cap Growth Portfolio           Seneca Capital Management LLC                            $  1,867
Roszel/PIMCO CCM Capital Appreciation Portfolio    PIMCO Advisors Retail Holdings LLC/Cadence                   N/A
                                                   Capital Management LLC
Roszel/Valenzuela Mid Cap Value Portfolio          Valenzuela Capital Partners LLC                          $  2,279
Roszel/Lord Abbett Mid Cap Value Portfolio         Lord, Abbett & Co. LLC                                   $139,856
Roszel/Seneca Mid Cap Growth Portfolio             Seneca Capital Management LLC                            $  1,355
Roszel/Seligman Mid Cap Growth Portfolio           J. & W. Seligman & Co. Incorporated                      $ 21,648
Roszel/NWQ Small Cap Value Portfolio               NWQ Investment Management Company                        $  1,806
Roszel/PIMCO Small Cap Value Portfolio             PIMCO Advisors Retail Holdings LLC/NFJ Investment        $ 69,599
Group L.P.
Roszel/Neuberger Berman Small Cap Growth           Neuberger Berman Management*                             $  1,826
Portfolio
Roszel/JP Morgan Small Cap Growth Portfolio        J.P. Morgan Fleming Asset Management (USA) Inc.          $ 90,640
Roszel/Delaware Trend Portfolio                    Delaware Management Company                                  N/A
Roszel/Lazard International Portfolio              Lazard Asset Management                                  $    724
Roszel/Credit Suisse International Portfolio       Credit Suisse Asset Management, LLC                      $  2,656
Roszel/Lord Abbett Government Securities           Lord, Abbett & Co. LLC                                   $  3,587
Portfolio
Roszel/MLIM Fixed-Income Portfolio                 Merrill Lynch Investment Managers, L.P.                  $  5,684
Roszel/Lord Abbett Bond Debenture Portfolio        Lord, Abbett & Co. LLC                                   $  1,354



* Effective March 3, 2003, Delaware Management Company became subadviser to the Portfolio.

ADDITIONAL INFORMATION ABOUT ROSZEL ADVISORS

The managers and principal officers of Roszel Advisors are:

                                         POSITION WITH                          POSITION WITH
NAME                                     ROSZEL ADVISORS                        THE TRUST
----                                     ---------------                        ---------

John Manetta                             Manager, President and Chief           None
                                         Investment Officer

J. David Meglen                          Vice President and Chief Operating     Vice President
                                         Officer

Jerome Davies                            Treasurer                              Treasurer and Chief Financial Officer

Edward W. Diffin, Jr.                    Secretary and Compliance Director      Secretary

ADMINISTRATOR

Pursuant to an agreement with the Trust, J.P. Morgan Investor Services Co. ("J.P. Morgan Investor Services") serves as the Trust's administrator. As the administrator, J.P. Morgan Investor Services is responsible for providing the general business administration of the Trust and financial accounting services for the Portfolios as well as providing general oversight and coordination of the Trust's other service providers such as those providing audit, custody, transfer agency, and dividend disbursing services.

Specific services provided by J.P. Morgan Investor Services include: (1) oversight and coordination of administrative service providers, (2) general business administration (e.g., reviewing bills and authorizing payment), (3) providing clerical, secretarial, and bookkeeping services, office supplies, office space and related services (including telephone and other utility services), (4) administrative support to Trust officers and other Roszel Advisors employees who provide legal, financial and other services to the Trust,
(5) financial accounting services, (6) facilitating and managing board of trustee meetings, (7) scheduling, planning and managing shareholders meeting,
(8) initial preparation and filing of SEC registration statements for the Trust, and (9) preparing and distributing, or assisting in the preparation and distribution of reports, proxy materials, and other communications with the Trust's shareholders.

Financial accounting services include: (a) daily computation of each Portfolio's net asset value, (b) periodic computation of dividends, (c) periodic preparation of financial statements for each Portfolio, (d) maintenance of required books and records, and (e) preparation and filing of tax returns, annual reports and other government filings. Facilitating and managing board of trustee meetings includes: (a) scheduling and planning agendas, (b) preparing or assisting in the preparation of meeting materials such as performance and expense reports for each Portfolio, and (c) supervision and coordination of the preparation of reports from Advisers.

For providing these services, the Trust pays J.P. Morgan Investor Services an annual fee of $30,000 per Portfolio plus an asset-based charge calculated according to the following schedule:

        0.10 of 1% on the first $2.4 billion in average daily net assets; plus
        0.075 of 1% of the remaining average daily net assets in excess of $2.4 billion; plus
        0.055 of 1% of the remaining average daily net assets in excess of $4.8 billion.

For the period July 1, 2002 (commencement of operations) through December 31, 2002 (the Trust's fiscal year end), the Trust paid J.P. Morgan Investor Services $581,301 for services as the Trust's administrator.

J.P. Morgan Investor Services is located at 73 Tremont Street, Boston, Massachusetts 02108-3913.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The Advisers are responsible for decisions to buy and sell securities for the Portfolios, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S").

Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the board of trustees of the Trust.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The trust does not deal with MLPF&S in any transaction in which MLPF&S acts as principal.

In placing orders for portfolio securities of a Portfolio, its Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser seeks to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios do not necessarily pay the lowest spread or commission available. In the selection of brokers and dealers to execute portfolio transactions, Advisers are authorized to consider not only prices and rates of brokerage commissions, but also other relevant factors including: (1) a broker or dealer's execution capabilities, (2) the size of the transaction, (3) the difficulty of executing the transaction,
(4) research, brokerage and other services provided by such brokers or dealers when the Adviser believes that such services will enhance its general portfolio management capabilities, (5) a broker or dealer's operational facilities, (6) the risk to such a broker or dealer of positioning a block of securities, (7) the sale of variable contracts by a dealer, and (8) brokerage service arrangements made available by the broker or dealer.

With regard to (4) above, the Advisers consider research and brokerage services provided by: (a) brokers or dealers who effect, or are parties to, portfolio transactions of the Portfolios, (b) affiliates of the Adviser, (c) affiliates of other Advisers, or (d) other clients of the Advisers or affiliates of such clients. Such research and brokerage services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for the Portfolios may be used in managing other investment accounts. Conversely, brokers or dealers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Portfolios, and the services furnished by such brokers or dealers may be used by the Advisers in providing investment advisory services for the Portfolios.

With regard to (8) above, a brokerage service arrangement is an arrangement whereby an Adviser, at the direction of the Trust, gives special consideration to one or more brokers that routinely rebate part of the commissions they charge back to the applicable Portfolio. Often, such rebates take the form of the broker using the rebate to pay expenses of the Portfolio or the Trust, such as service provider fees (typically those of the custodian or transfer agent).

On occasions when the Adviser determines that the purchase or sale of a security is in the best interest of a Portfolio as well as its other advisory clients (including any other Portfolio or other advisory account for which the Adviser or an affiliate acts as investment adviser), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities being sold or purchased for the Portfolio with those being sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, is made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Portfolio.

Subject to the above considerations, each Adviser may use a broker that is an affiliated person of the Trust, Roszel Advisors, MLLIC, or MLLICNY (or their affiliates), such as MLPF&S, or a broker that is an affiliated person of that Adviser, to effect transactions on a securities exchange for a Portfolio it advises (an "affiliated broker"). In order for an affiliated broker to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by the broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard limits affiliated brokers to receiving no more than the remuneration expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the board of trustees of the Trust, including a majority of the non-interested trustees, have adopted or approved procedures for each Adviser which are reasonably designed to ensure that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard. Brokerage transactions with affiliated brokers also are subject to such fiduciary standards as applicable law imposes on the Adviser and/or affiliated brokers.

In addition, Section 11(a) of the Securities Exchange Act of 1934 provides that member firms of a national securities exchange (such as MLPF&S) may not effect transactions on such exchange for the account of an investment company of which the member firm or its affiliate is the investment adviser, except pursuant to the requirements of that Section. The Trust's board of trustees has adopted procedures designed to insure compliance with the requirements of Section 11(a) in order that Advisers may use MLPF&S in these circumstances. In this regard, MLPF&S provides the Trust at least annually with a statement setting forth the total amount of all compensation retained by it in connection with effecting transactions for the accounts of each Portfolio. The board of trustees of the Trust will review and approve all of each Portfolio's portfolio transactions with MLPF&S and the compensation paid to MLPF&S for such transactions.

For the period July 1, 2002 (commencement of operations) through December 31, 2002, the Portfolios paid brokerage commissions as set forth below:


                                                                                  FISCAL PERIOD ENDED
PORTFOLIO                                                                          DECEMBER 31, 2002
---------                                                                          -----------------
Roszel/Lord Abbett Large Cap Value Portfolio                                           $12,135
Roszel/Levin Large Cap Value Portfolio                                                  4,954
Roszel/MLIM Relative Value Portfolio                                                    5,604
Roszel/Sound Large Cap Core Portfolio                                                   1,315
Roszel/INVESCO-NAM Large Cap Core Portfolio                                              808
Roszel/Nicholas-Applegate Large Cap Growth Portfolio                                     854
Roszel/Rittenhouse Large Cap Growth Portfolio                                           7,790
Roszel/Seneca Large Cap Growth Portfolio                                                4,532
Roszel/Valenzuela Mid Cap Value Portfolio                                              10,839
Roszel/Lord Abbett Mid Cap Value Portfolio                                             371,096
Roszel/Seneca Mid Cap Growth Portfolio                                                  3,930
Roszel/Seligman Mid Cap Growth Portfolio                                               59,227
Roszel/NWQ Small Cap Value Portfolio                                                    6,193
Roszel/PIMCO Small Cap Value Portfolio                                                 165,141
Roszel/Neuberger Berman Small Cap Growth Portfolio*                                     4,458
Roszel/JP Morgan Small Cap Growth Portfolio                                            61,975
Roszel/Lazard International Portfolio                                                    701
Roszel/Credit Suisse International Portfolio                                            6,958
Roszel/Lord Abbett Bond Debenture Portfolio                                              79



* Effective March 3, 2003, Delaware Management Company became subadviser to the Portfolio and the name of the Portfolio was changed to Roszel/Delaware Small-Mid Cap Growth Portfolio.

For the period July 1, 2002 (commencement of operations) through December 31, 2002, the Portfolios paid brokerage commissions to Neuberger Berman, LLC, Merrill Lynch & Co., Citation Financial Group and Broadcourt Capital as set forth below. In each case, the entities indicated below are affiliated with the Portfolio due to their relationship with either Merrill Lynch & Co. (the ultimate corporate parent of Roszel Advisors) or their subadviser.


----------------------------------------------------------------------------------------------------------------------------------
                                                                          % OF       % OF PORTFOLIO'S
                                                                      PORTFOLIO'S    AGGREGATE DOLLAR
                                                                       AGGREGATE         AMOUNT OF
                                                  AGGREGATE AMOUNT     BROKERAGE        COMMISSION
                                                    OF BROKERAGE       COMMISSION      TRANSACTIONS
                                                  COMMISSIONS PAID      PAID TO      EFFECTED THROUGH
                                                    TO AFFILIATED      AFFILIATED       AFFILIATED
                                                       BROKERS        BROKERS FOR     BROKERS FOR THE
PORTFOLIO                                          FOR THE PERIOD      THE PERIOD         PERIOD                 BROKER
----------------------------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Large Cap Value Portfolio                $1,339          11.03%             12.46%     Merrill Lynch & Co.
                                                             1,006            8.29               8.14  Citation Financial Group
----------------------------------------------------------------------------------------------------------------------------------
Roszel/Levin Large Cap Value Portfolio                          44            0.89               0.70     Merrill Lynch & Co.
                                                             3,760           75.90              61.93  Citation Financial Group
----------------------------------------------------------------------------------------------------------------------------------
Roszel/MLIM Relative Value Portfolio                           279            4.98               4.32     Merrill Lynch & Co.
----------------------------------------------------------------------------------------------------------------------------------
Roszel/Sound Large Cap Core Portfolio                          139           10.57              14.41     Merrill Lynch & Co.
----------------------------------------------------------------------------------------------------------------------------------
Roszel/INVESCO-NAM Large Cap Core Portfolio                     16            1.98               0.15     Merrill Lynch & Co.
----------------------------------------------------------------------------------------------------------------------------------
Roszel/Nicholas-Applegate Large Cap Growth                      24            2.81               1.61     Merrill Lynch & Co.
Portfolio                                                      153           17.92              16.22  Citation Financial Group
----------------------------------------------------------------------------------------------------------------------------------
Roszel/Rittenhouse Large Cap Growth Portfolio                6,396           82.10              77.63  Citation Financial Group
----------------------------------------------------------------------------------------------------------------------------------
Roszel/Seneca Large Cap Growth Portfolio                       104            2.29               2.46     Merrill Lynch & Co.
                                                             1,319           29.10              24.10  Citation Financial Group
----------------------------------------------------------------------------------------------------------------------------------
Roszel/Valenzuela Mid Cap Value Portfolio                      333            3.07               2.90     Merrill Lynch & Co.
                                                             2,225           20.53              21.23  Citation Financial Group
----------------------------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Mid Cap Value Portfolio                  81,568           21.98              22.92     Merrill Lynch & Co.
                                                            65,763           17.72              18.21  Citation Financial Group
----------------------------------------------------------------------------------------------------------------------------------
Roszel/Seneca Mid Cap Growth Portfolio                         199            5.06               2.91     Merrill Lynch & Co.
                                                             1,019           25.93              24.89  Citation Financial Group
----------------------------------------------------------------------------------------------------------------------------------
Roszel/Seligman Mid Cap Growth Portfolio                     1,729            2.92               2.36     Merrill Lynch & Co.
                                                            18,030           30.44              32.87  Citation Financial Group
----------------------------------------------------------------------------------------------------------------------------------
Roszel/NWQ Small Cap Value Portfolio                            57            0.92               0.77     Merrill Lynch & Co.
                                                             4,774           77.09              69.48  Citation Financial Group
----------------------------------------------------------------------------------------------------------------------------------
Roszel/PIMCO Small Cap Value Portfolio                       2,502            1.52               1.36     Merrill Lynch & Co.
                                                            29,612           17.93              17.28  Citation Financial Group
----------------------------------------------------------------------------------------------------------------------------------
Roszel/Neuberger Berman Small Cap Portfolio                     60            1.35               1.47     Merrill Lynch & Co.
Growth 1                                                       420            9.42               9.79  Citation Financial Group
                                                               723           16.22              18.47    Neuberger Berman, LLC
----------------------------------------------------------------------------------------------------------------------------------
Roszel/JP Morgan Small Cap Growth Portfolio                 11,402           18.40              24.76     Merrill Lynch & Co.
                                                               708            1.14               0.88     Broadcourt Capital
----------------------------------------------------------------------------------------------------------------------------------
Roszel/Credit Suisse International Portfolio                 3,886           55.85              48.98     Merrill Lynch & Co.
                                                                23            0.33               0.37  Citation Financial Group
----------------------------------------------------------------------------------------------------------------------------------



1 Effective March 3, 2003 the name of the Portfolio was changed to the Roszel/Delaware Small-Mid Cap Growth Portfolio.

                        DETERMINATION OF NET ASSET VALUE


Under the Act, the board of trustees of the Trust is responsible for determining in good faith the fair value of securities of each Portfolio. In accordance with procedures adopted by the board of trustees, the net asset value per share is calculated by determining the net worth of each Portfolio (assets, including securities at market value, minus liabilities) divided by the number of that Portfolio's outstanding shares. All securities are valued as of the close of regular trading on the New York Stock Exchange ("NYSE"). Each Portfolio computes its net asset value once daily at the close of such trading (normally 4:00 p.m. New York time), on each day (as described in the Prospectuses) that the Trust is open for business.


Assets of the Portfolios are valued as follows:


        (1) securities and other investments listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last sale price on that exchange or the official closing price on the NASDAQ on the valuation day; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices and securities traded on a foreign exchange are valued at the official bid price (the last sale price and official bid price for securities traded principally on a foreign exchange is determined as of the close of the London Stock Exchange or, for securities traded on an exchange located the Asia-Pacific region, noon London time);


        (2) over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices;

        (3) debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the Administrator if those prices are considered by the Administrator to be representative of market values as of the close of business of the NYSE;

        (4) options and futures contracts are valued at the last sale price on the market where any such option or futures contracts is principally traded;

        (5) over-the-counter option contracts are valued based upon prices provided market makers in such securities or dealers in such currencies.

        (6) forward foreign currency exchange contracts are valued using a pricing service and then calculating the mean between the last bid and asked quotations supplied by dealers in such contracts;

        (7) all other securities and other assets, including those for which a pricing service supplies no quotations or quotations are not considered by the Administrator to be representative of market values, but excluding debt securities with remaining maturities of 60 days or less, are valued at fair value as determined in good faith pursuant to procedures established by the board of trustees of the Trust; and

        (8) debt securities with a remaining maturity of 60 days or less are valued at their amortized cost which approximates market value.

Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies is converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in good faith by or under procedures established by the board of trustees of the Trust.

Trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is normally completed well before the close of the NYSE on each business day. In addition, European or Far Eastern securities trading generally, or in a particular country or countries, may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days for the Trust and days on which the Portfolios' net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. As a result, changes in the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE are not reflected in the calculation of a Portfolio's net asset value unless the Administrator or an Adviser determines that the particular event would materially affect net asset value and makes an appropriate adjustment.

Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Portfolio would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar Portfolio or portfolio which uses available market quotations to value all of its portfolio securities.

                      DISTRIBUTION AND REDEMPTION OF SHARES

Specific information regarding the sale (distribution) or repurchase (redemption) of shares of the Trust by the Trust is discussed under "Purchase and Redemption of Shares" in the prospectus.

DISTRIBUTION OF SHARES

Pursuant to an agreement with the Trust, shares of the Trust are currently issued and redeemed through MLPF&S. MLPF&S is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. and its principal business address is 4 World Financial Center, New York, New York 10080.

Under the terms of the agreement, MLPF&S is not compensated by the Trust, sells and redeems shares at their net asset value without any sales or redemption charges and is not obligated to sell any specific number of shares.

REDEMPTION OF SHARES

The Trust is required to redeem all full and fractional shares for cash at the net asset value per share next calculated after the Trust receives the redemption order. The Trust generally makes payment for shares redeemed within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which:

        - trading on the NYSE is restricted or such exchange is closed for other than weekends and holidays;

        - an emergency exists, as determined by the SEC, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and

        - the SEC by order permits postponement for the protection of shareholders.


                      FEDERAL TAX STATUS OF THE PORTFOLIOS

The following discussion of the federal tax status of the Portfolios is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.


Each Portfolio is treated as a separate taxpayer for federal income tax purposes. Each Portfolio has elected to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a regulated investment company each year. If a Portfolio: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of any investment company taxable income (including, for this purpose, its net ordinary investment income and net realized short-term capital gain) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), (which each Portfolio intends to do), then under the provisions of Subchapter M, the Portfolio should have little or no income taxable to it under the Code. In particular, a Portfolio is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess net of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).


A Portfolio must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gain from the sale or disposition of securities (including gain from related investments in foreign currencies), and other income (including gain from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of the Portfolio's taxable year, (a) at least 50% of the value of the Portfolio's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the Portfolio may consist of such other securities of any one issuer, and the Portfolio may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Portfolio must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by the Portfolio and that are engaged in the same or similar trades or businesses or related trades or businesses.


A regulated investment company generally must distribute in each calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any income not distributed in prior years in order to avoid a 4% non-deductible federal excise tax on certain non-distributed earnings of regulated investment companies. However, the excise tax does not apply to a regulated investment company, such as a Portfolio, whose only shareholders during the year are segregated assets accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts or parties who contributed in aggregate $250,000 or less in seed money to the company. The Portfolios other than Roszel/PIMCO Small Cap Value and Roszel/JP Morgan Small Cap Growth are therefore not subject to the excise tax. Because they each have a shareholder that has invested $1,000,000, the Roszel/PIMCO Small Cap Value Portfolio and Roszel/JP Morgan Small Cap Growth Portfolio must make (and intend to make) the foregoing distributions of income in order to avoid paying the excise tax.


Each of the Portfolios also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts that are used to support variable life insurance contracts and variable annuity contracts. Such separate accounts may meet these requirements by investing solely in the shares of a mutual fund registered under the 1940 Act as an open-end management investment company such as the Portfolios. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which a Portfolio may invest. In order to comply with future requirements of Section 817(h) (or related provisions of the Code), a Portfolio may be required, for example, to alter its investment objectives.

The 817(h) requirements place certain limitations on the assets of each separate account (or underlying portfolio) that may be invested in securities of a single issuer. These limitations apply to each Portfolio's assets that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter:

    - no more than 55% of a Portfolio's total assets may be represented by any one investment

    -   no more than 70% by any two investments

    -   no more than 80% by any three investments

    -   no more than 90% by any four investments

Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Investment income received from sources within foreign countries, or capital gain earned by a Portfolio investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that entitle the Portfolios to a reduced rate of tax or exemption from tax on this related income and gain. The effective rate of foreign tax cannot be determined at this time since the amount of these Portfolios' assets to be invested within various countries is not now known. The Portfolios each seek to operate so as to qualify for treaty-reduced rates of tax when applicable. Owners of variable life insurance and variable annuity contracts investing in such a Portfolio bear the costs of any foreign tax, but are not be able to claim a foreign tax credit or deduction for these foreign taxes.


A Portfolio's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gain and losses realized by the Portfolio (that is, may affect whether gain or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer recognition of losses by the Portfolio. These rules: (1) could affect the character, amount and timing of distributions to shareholders of a Portfolio, (2) could require such a Portfolio to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out), and (3) may cause the Portfolio to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above. To mitigate the effect of these rules and prevent its disqualification as a regulated investment company, each Portfolio seeks to monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment.


If for any taxable year a Portfolio fails to qualify as a regulated investment company, all of its taxable income becomes subject to federal, and possibly state, income tax at the regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year a Portfolio fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if a Portfolio fails to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Portfolio would be taxed on the investment earnings under their contracts and, thereby, lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Portfolios' investment adviser and subadvisers, and each Portfolio intends to comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for a Portfolio than would otherwise be the case, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Portfolio's investment adviser and subadvisers might otherwise select.


As of December 31, 2002, the following Portfolios have capital loss carryforwards as indicated below. The capital loss carry over is available to offset future realized capital gain to the extent provided in the Code and regulations thereunder.



                                                                  TOTAL           EXPIRATION DATES:
                         PORTFOLIO                                AMOUNT             DECEMBER 31,
Roszel/MLIM Relative Value Portfolio                             $  7,782                 2010
Roszel/Sound Large Cap Core Portfolio                            $  3,994                 2010
Roszel/INVESCO-NAM Large Cap Core Portfolio                      $    901                 2010
Roszel/Nicholas-Applegate Large Cap Growth Portfolio             $  9,284                 2010
Roszel/Rittenhouse Large Cap Growth Portfolio                    $ 11,921                 2010
Roszel/Seneca Large Cap Growth Portfolio                         $ 17,779                 2010
Roszel/Valenzuela Mid Cap Value Portfolio                        $ 83,483                 2010
Roszel/Seneca Mid Cap Growth Portfolio                           $ 28,773                 2010
Roszel/NWQ Small Cap Value Portfolio                             $    539                 2010
Roszel/Neuberger Berman Small Cap Growth Portfolio 1             $ 41,872                 2010
Roszel/Lazard International Portfolio                            $  2,494                 2010
Roszel/Credit Suisse International Portfolio                     $ 18,906                 2010
Roszel/Lord Abbett Mid Cap Value Portfolio                       $ 90,131                 2010
Roszel/Seligman Mid Cap Growth Portfolio                         $624,661                 2010
Roszel/JP Morgan Small Cap Growth Portfolio                      $983,986                 2010


If a Portfolio acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that Portfolio could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Portfolio is timely distributed to its shareholders. The Portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. As a result, owners of variable life insurance contracts and variable annuity contracts investing in such Portfolios would bear the cost of these taxes and interest charges. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Portfolio to recognize taxable income or gain without the concurrent receipt of cash. Any Portfolio that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.


1 Effective March 3, 2003 the name of the Portfolio was changed to Roszel/Delaware Small-Mid Cap Growth Portfolio.

Foreign exchange gain and losses realized by a Portfolio in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gain and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Portfolio's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Portfolio must derive at least 90% of its annual gross income.



Each Portfolio that invests in certain payment-in-kind securities, zero coupon securities, or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Portfolio elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because a Portfolio must meet the 90% distribution requirement to qualify as a regulated investment company, it may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.


The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Portfolio may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

INVESTOR TAXATION

Under current law, owners of variable contracts who are indirectly invested in a Portfolio generally are not subject to federal income tax on Portfolio earnings or distributions or on gain realized upon the sale or redemption of Portfolio shares until they are withdrawn from the contract. For information concerning the federal income tax consequences to the owners of variable contracts, see the prospectuses for such contracts.

                                 CAPITALIZATION

The Trust was organized in Delaware on February 14, 2002 as a Delaware business trust. The Trust is authorized to issue an unlimited number of shares of beneficial interest, which currently are divided into the following twenty-four series: Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Levin Large Cap Value Portfolio, Roszel/MLIM Relative Value Portfolio, Roszel/Lord Abbett Affiliated Portfolio, Roszel/Sound Large Cap Core Portfolio, Roszel/INVESCO-NAM Large Cap Core Portfolio, Roszel/Nicholas-Applegate Large Cap Growth Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel/Seneca Large Cap Growth Portfolio, Roszel/PIMCO CCM Capital Appreciation Portfolio, Roszel/Valenzuela Mid Cap Value Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Seneca Mid Cap Growth Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/NWQ Small Cap Value Portfolio, Roszel/PIMCO Small Cap Value Portfolio, Roszel/Delaware Small-Mid Cap Growth

Portfolio, Roszel/JP Morgan Small Cap Growth Portfolio, Roszel/Delaware Trend Portfolio, Roszel/Lazard International Portfolio, Roszel/Credit Suisse International Portfolio, Roszel/Lord Abbett Government Securities Portfolio, Roszel/MLIM Fixed-Income Portfolio, and Roszel/Lord Abbett Bond Debenture Portfolio. The Trust may establish additional portfolios with corresponding series of shares and may create one or more classes in any existing or new series, with each class having the powers, rights, qualifications, limitations as to dividends, and restrictions as the board of trustees may determine at that time.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared for its series and class by the board of trustees and, upon liquidation or dissolution, in the net assets supporting such series and class remaining after satisfaction of outstanding liabilities. As issued, all shares are fully paid and non-assessable.

VOTING RIGHTS

As an investment company organized as a Delaware business trust, the Trust is not required to hold annual shareholders' meetings. The Trust's board of trustees will, however, call a meeting of the holders of one or more series of shares, or of all of the Trust's shareholders, as applicable, whenever the 1940 Act requires shareholder action in connection with one or more of the following:
(1) election of trustees, (2) approval of the management agreement, (3) approval of a subadvisory agreement as to which Roszel Advisors and the Trust do not have appropriate exemptions from the 1940 Act shareholder approval requirements, (4) ratification of selection of independent accountants, (5) approval of an underwriting agreement, or (6) reorganization or termination of a Portfolio or the Trust. The Secretary of the Trust is required to call a meeting of shareholders if requested to do so by a majority of the Trust's board of trustees or, subject to certain conditions, by the written request of the holders of 10% or more of the votes entitled to be cast on a matter.

On any matter submitted to a vote of shareholders, each shareholder is entitled to one vote for each dollar (and fractional vote for each fraction of a dollar) of net asset value standing in such shareholder's name on the books of each series in which such shareholder owns shares entitled to vote. Except for the election of trustees and any matter for which the 1940 Act requires a "majority of outstanding voting securities", any matter on which shareholders vote is approved by the affirmative vote of a majority of the votes cast at a meeting of the shareholders at which a quorum is present. The presence, in person or by proxy, of shareholders entitled to cast at least thirty percent (30%) of the votes entitled to be cast on any matter constitutes a quorum as to such matter. Trustees may be elected by a plurality of votes entitled to be cast. Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Trust voting for the election of trustees can elect all of the trustees of the Trust if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any trustees.

Matters in which the interests of all the Portfolios are substantially identical (such as the election of trustees or the approval of independent public accountants) are voted on by all shareholders without regard to the separate Portfolios. Matters that affect all or several Portfolios, but where the interests of the Portfolios are not substantially identical (such as approval of the investment management agreement) are voted on separately by the shareholders of each Portfolio for their

Portfolio. Matters affecting only one Portfolio (such as a change in its fundamental investment restrictions), are voted on separately by the shareholders of that Portfolio.


MLLIC and separate accounts of MLLIC and MLLICNY hold Portfolio shares on behalf of owners of variable contracts. Pursuant to current interpretations of the 1940 Act, MLLIC and MLLICNY intend to solicit instructions from such variable contract owners as to how to vote shares held to support their contracts and intend to vote such shares in accordance with timely receipt of such instructions. MLLIC and MLLICNY intend to vote shares they hold directly, as well as shares held in their separate accounts for which they do not receive timely instructions, in the same proportion as those shares for which voting instructions are received.


                                 CODES OF ETHICS

The Trust's board of trustees has adopted a code of ethics under Rule 17j-1 of the 1940 Act. The code of ethics covers the conduct (including the personal securities transactions) of each of the Trust's officers and trustees, as well as of any employees of the Trust, including those employees who participate in the selection of Portfolio securities or who have access to information regarding the Trust's pending purchases and sales of Portfolio securities (collectively referred to as "Covered Persons"). The managers of Roszel Advisors also have adopted a code of ethics that covers the conduct and personal securities transactions of officers, managers, and employees of Roszel Advisors, including Roszel Advisors' Covered Persons. The Trust and Roszel Advisors have a joint code of ethics. Likewise, MLPF&S, the principal underwriter of the Trust, has adopted a code of ethics covering the conduct and personal securities transactions of officers, directors, and employees of MLPF&S, including MLPF&S's Covered Persons.

In general, the codes of ethics restrict purchases or sales of securities being purchased or sold, or being considered for purchase or sale, by the Trust or by any Covered Persons of the Trust or Roszel Advisors. More specifically, the codes restrict Covered Persons in their purchases of securities in an initial public offering and in private offerings of securities. The codes of ethics also establish certain "blackout periods" during which: (1) no Covered Person, director, officer, or employee of the Trust may acquire ownership of a security on a day during which the Trust has a pending order to purchase or sell that same security; and (2) no person responsible for day-to-day portfolio management of any Portfolio may purchase or sell any security within seven days before or after the Trust purchases or sells the security. Certain specified transactions are exempt from the provisions of the codes of ethics. Each Adviser also has adopted, and the Trust's board of trustees has reviewed and approved, a substantially similar code of ethics. Each Adviser has represented to the Trust that its code contains provisions reasonably necessary to prevent its personnel from engaging in the deceptive, manipulative, or fraudulent conduct prohibited by Rule 17j-1 or from violating the code.

                              PORTFOLIO PERFORMANCE

AVERAGE ANNUAL TOTAL RETURN

A Portfolio's average annual total return quotation is computed in accordance with a method prescribed by SEC rules. The average annual total return for a Portfolio for a specified period is determined by assuming a hypothetical $10,000 investment in the Portfolio's shares on the first day of the period at the then effective net asset value per share ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the nth root (n representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gain dividends by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period.

The "average annual total return" can be expressed by the following formula:

                        P(1 + T)(n) = ERV

        P       =       a hypothetical initial payment of $1,000;

        T       =       average annual total return;

        n       =       number of years; and

        ERV     =       Ending Redeemable Value of a hypothetical $1,000
                        investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion).

The ERV assumes complete redemption at the end of the 1-, 5- or 10-year period.

TOTAL RETURN

A Portfolio's total return for a specific period is calculated by first taking an investment (assumed to be $10,000) in the Portfolio's shares on the first day of the period at the then effective net asset value per share ("initial investment") and computing the ending value ("ending value") of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the difference by the initial investment and expressing the result as a percentage. This calculation assumes that all income and capital gain dividends by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

"Total return" represents the cumulative change in the value of an investment for the specified period and is computed by the following formula:

        Total Return = ERV - P
                       -------
                           P

        Where P = a hypothetical initial payment of $1,000; and

        ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion).


PERFORMANCE CHART



The following table shows the total returns for the period from inception on July 1, 2002 to December 31, 2002.




                                                                                       INCEPTION TO
PORTFOLIO                                                                           DECEMBER 31, 2002
---------                                                                           -----------------
Roszel/Lord Abbett Large Cap Value Portfolio                                                (0.40)%
Roszel/Levin Large Cap Value Portfolio                                                     (14.90)%
Roszel/MLIM Relative Value Portfolio                                                        (5.60)%
Roszel/Sound Large Cap Core Portfolio                                                       (9.60)%
Roszel/INVESCO-NAM Large Cap Core Portfolio                                                (11.20)%
Roszel/Nicholas-Applegate Large Cap Growth Portfolio                                       (10.90)%
Roszel/Rittenhouse Large Cap Growth Portfolio                                               (8.90)%
Roszel/Seneca Large Cap Growth Portfolio                                                   (10.30)%
Roszel/Valenzuela Mid Cap Value Portfolio                                                  (20.40)%
Roszel/Lord Abbett Mid Cap Value Portfolio                                                  (9.60)%
Roszel/Seneca Mid Cap Growth Portfolio                                                     (13.90)%
Roszel/Seligman Mid Cap Growth Portfolio                                                    (8.20)%
Roszel/NWQ Small Cap Value Portfolio                                                       (22.60)%
Roszel/PIMCO Small Cap Value Portfolio                                                      (6.10)%
Roszel/Neuberger Berman Small Cap Growth Portfolio*                                        (23.80)%
Roszel/JP Morgan Small Cap Growth Portfolio                                                (15.00)%
Roszel/Lazard International Portfolio                                                      (10.70)%
Roszel/Credit Suisse International Portfolio                                               (10.90)%
Roszel/Lord Abbett Government Securities Portfolio                                            5.70%
Roszel/MLIM Fixed-Income Portfolio                                                            2.74%
Roszel/Lord Abbett Bond Debenture Portfolio                                                   5.74%



* Effective March 3, 2003, Delaware Management Company became subadviser to the Portfolio and the name of the Portfolio was changed to Roszel/Delaware Small-Mid Cap Growth Portfolio.

30-DAY YIELD

A Portfolio's yield is computed by dividing the net investment income per share earned during the specific one-month or 30-day period by the offering price per share on the last day of the period, according to the following formula:

                    a-b
        Yield = 2 [(---)+ 1)(6) - 1]
                    cd

    a = dividends and interest earned during the period.

    b = expenses accrued for the period (net of reimbursements).

    c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

    d = the offering price per share on the last day of the period.

The rate of return for a Portfolio is not the rate of return of a corresponding subaccount of a separate account of MLLIC or MLLICNY. Average annual total returns, total returns and yields of such subaccounts reflect the deduction of variable contract charges, including a mortality and expense risk charge, and, when calculated for corresponding periods, are lower. Variable contract holders should consult the prospectus for their contract for subaccount performance figures.


The 30-day yield for the Portfolios set forth below as of December 31, 2002 were as follows:



                                                                        30-Day Yield
Roszel/Lord Abbett Bond Debenture Portfolio                                 5.49%
Roszel/Lord Abbett Government Securities Portfolio                          1.95%
Roszel/MLIM Fixed-Income Portfolio                                          2.34%


                                 OTHER SERVICES

TRANSFER AGENT

Financial Data Services, Inc., located at 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the Trust's transfer agent.

CUSTODIAN

JPMorgan Chase Bank ("JPMorgan"), located at 270 Park Avenue, New York, New York 10017 maintains custody of the Trust's assets. JPMorgan is responsible for holding all securities and cash of each Portfolio, receiving and paying for securities purchased, delivering securities sold against payment, and receiving and collecting income from investments, making all payments covering expenses of the Trust, all as directed by persons authorized by the Trust. JPMorgan does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Portfolios or the Trust. Portfolio securities of the Portfolios purchased domestically are maintained in the custody of JPMorgan and may be entered into the Federal Reserve, Depository Trust Company, or Participant's Trust Company book entry systems. Portfolio securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan and such other custodians or subcustodians, including foreign banks and foreign securities depositories, as are selected by JPMorgan in accordance with regulations under the 1940 Act.

INDEPENDENT ACCOUNTANTS

The firm of Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116-5022, are the Trust's independent accountants.

LEGAL COUNSEL

Sutherland Asbill & Brennan LLP of Washington, D.C. is counsel to the Trust.

ADDITIONAL INFORMATION


This SAI and the Prospectuses do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the SEC under the Securities Act of 1933.


                              FINANCIAL STATEMENTS


The Trust's financial statements are contained in the Trust's Annual Report for the fiscal period ended December 31, 2002, which either accompanies this SAI or has previously been provided to the person to whom this SAI is being sent, are incorporated herein by reference.

          APPENDIX -- DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

COMMERCIAL PAPER RATINGS

Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S"). Commercial paper merits a "Prime" rating upon Moody's evaluation of many factors, including: (1) the issuer's management; (2) the issuer's industry or industries and the speculative-type risks that may be inherent in certain areas; (3) the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings for a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the issuer's management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in these factors determine whether the issuer's commercial paper attains a "Prime-1," "Prime-2," or "Prime-3" rating from Moody's.

"Prime-1" indicates a superior ability for repayment of senior short-term debt obligations. Issuer repayment ability is based in part on: (1) leading market positions in well-established industries; (2) a high of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternative liquidity.

"Prime-2" indicates a strong ability for repayment of short-term debt obligations. Issuer repayment ability is normally evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be subject to more variation than "Prime-1." Capitalization characteristics, while still appropriate, may be affected more by external conditions than "Prime-1." Ample alternative liquidity is maintained.

STANDARD & POOR'S RATING GROUP ("S&P"). S&P rates commercial paper based on the likelihood of the repayment of debt. S&P uses the following characteristics to rate commercial paper: (1) liquidity ratios adequate to meet cash requirements;
(2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) the issuer's industry is well-established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated "A-1," "A-2," or "A-3."

"A-1" indicates that the degree of safety regarding timely payment is very strong. "A-1" issues determined to possess overwhelming safety characteristics are designated with a plus (+) sign.

"A-2" indicates the capacity for timely payment on issues is strong; however, the relative degree of safety is not as high as for issues designated "A-1."

CORPORATE BOND RATINGS

MOODY'S. Moody's assigns an "Aaa" rating only to the best quality bonds. These bonds, commonly known as "gilt edged," carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such issues.

Bonds rated "Aa" are high quality by all standards. Together with the "Aaa" group, "Aa" bonds comprise what are generally known as high-grade bonds. They are rated lower than "Aaa" bonds because of their smaller margins of protection or the fluctuation of protective elements may be of greater amplitude or there may be other elements present making long-term risks appear somewhat larger than in "Aaa" securities.

Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds rated "Baa" are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. "Baa" bonds lack outstanding investment characteristics and have speculative characteristics.

Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured as higher rated bonds. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes "Ba" bonds.

Bonds rated "B" generally lack desirable investment characteristics. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds rated "Caa" are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds rated "Ca" represent obligations which are highly speculative. These issues are often in default or have other marked shortcomings.

Bonds rated "C" are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's modifies corporate bond ratings numerically with a "1," "2," or "3" in each generic classification from Aa through Caa. The modifier "1" indicates that the bond ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

S&P. S&P assigns an "AAA" rating to bonds with an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a very strong capacity to pay interest and repay principal, qualify as high-quality debt obligations, and differ from "AAA" issues in most instances only in small degree. Bonds rated "A" also have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher categories.

Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas, they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds rated "BB", "B", "CCC", "CC", and "C", are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

Bonds rated "CCC" are currently vulnerable to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Bonds rated "C" are currently highly vulnerable to nonpayment. They may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments continue.

Bonds are rated "D" when the issue has failed to pay one or more of its financial obligations (rated or unrated) when it came due. The "D" rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due.

S&P modifies ratings with a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings from "AA" to "CCC" may be modified with a plus (+) or minus (-) sign.

                                     PART C

ITEM 23. EXHIBITS.

DESCRIPTION

(a)     Declaration of Trust of MLIG Variable Insurance Trust (the "Trust"). (1)

(b)     Not Applicable.

(c)     Not Applicable.

(d)(1) Management Agreement between the Trust on behalf of Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Levin Large Cap Value Portfolio, Roszel/ MLIM Relative Value Portfolio, Roszel/Sound Large Cap Core Portfolio, Roszel/INVESCO-NAM Large Cap Core Portfolio, Roszel/Nicholas-Applegate Large Cap Growth Portfolio, Roszel/ Rittenhouse Large Cap Growth Portfolio, Roszel/Seneca Large Cap Growth Portfolio, Roszel/Valenzuela Mid Cap Value Portfolio, Roszel/Lord Abbett Mid Cap Growth Portfolio, Roszel/Seneca Mid Cap Growth Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/NWQ Small Cap Value Portfolio, Roszel/PIMCO Small Cap Value Portfolio, Roszel/Delaware Small-Mid Cap Growth Portfolio, Roszel/JP Morgan Small Cap Growth Portfolio, Roszel/Lazard International Portfolio, Roszel/Credit Suisse International Portfolio, Roszel/Lord Abbett Government Securities Portfolio, Roszel/MLIM Fixed-Income Portfolio, Roszel/Lord Abbett Bond Debenture Portfolio and Roszel Advisors, LLC. (2)

        (a) Amendment No.1 to the Management Agreement between the Trust, on behalf of Roszel/Neuberger Berman Small Cap Growth Portfolio and Roszel Advisors, LLC.

(d)(2) Management Agreement between the Trust on behalf of Roszel/Lord Abbett Affiliated Portfolio, Roszel/PIMCO CCM Capital Appreciation Portfolio and Roszel/Delaware Trend Portfolio and Roszel Advisors, LLC.

(d)(3) Investment Subadvisory Agreement between Roszel Advisors, LLC, PIMCO Advisors Retail Holdings LLC and Cadence Capital Management LLC respecting Roszel/PIMCO CCM Capital Appreciation Portfolio.

(d)(4) Investment Subadvisory Agreement between Roszel Advisors, LLC and Delaware Management Company respecting Roszel/Delaware Small Mid-Cap Growth Portfolio.

(d)(5) Investment Subadvisory Agreement between Roszel Advisors, LLC and Delaware Management Company respecting Roszel/Delaware Trend Portfolio.

(d)(6) Investment Subadvisory Agreement between Roszel Advisors, LLC and Lord, Abbett & Co. respecting Roszel/Lord Abbett Affiliated Portfolio.

(d)(7) Investment Subadvisory Agreement for Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Lord Abbett Government Securities Portfolio, Roszel/Lord Abbett Bond Debenture Portfolio, Roszel/MLIM Relative Value Portfolio, Roszel/MLIM Fixed-Income Portfolio, Roszel/Sound Large Cap Core Portfolio, Roszel/INVESCO-NAM Large Cap Core Portfolio, Roszel/Seneca Large Cap Growth Portfolio, Roszel/Seneca Mid Cap Growth Portfolio, Roszel/NWQ Small Cap Portfolio and Roszel/Valenzuela Mid Cap Value Portfolio.

(d)(8) Investment Subadvisory Agreement between Roszel Advisors, LLC and Nicholas-Applegate Capital Management, LLC respecting
        Roszel/Nicholas-Applegate Large Cap Growth Portfolio. (2)

(d)(9) Investment Subadvisory Agreement between Roszel Advisors, LLC and Rittenhouse Financial Services, Inc. respecting Roszel/Rittenhouse Large Cap Growth Portfolio. (2)

(d)(10) Investment Subadvisory Agreement between Roszel Advisors, LLC and J. &
        W. Seligman & Co. Incorporated respecting Roszel/Seligman Mid Cap Growth Portfolio. (2)

(d)(11) Investment Subadvisory Agreement between Roszel Advisors, LLC, PIMCO Advisory Services Holdings LLC, and NFJ Investments Group L.P. respecting Roszel/PIMCO Small Cap Value Portfolio. (2)

(d)(12) Investment Subadvisory Agreement between Roszel Advisors, LLC and J.P. Morgan Fleming Asset Management (USA) Inc. respecting Roszel/JP Morgan Small Cap Growth Portfolio. (2)

(d)(13) Investment Subadvisory Agreement between Roszel Advisors, LLC and Lazard Asset Management respecting Roszel/Lazard International Portfolio. (2)

(d)(14) Investment Subadvisory Agreement between Roszel Advisors, LLC and Credit Suisse Asset Management, LLC respecting Roszel/Credit Suisse International Portfolio. (2)

(e) Distribution Agreement between the Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPFS").

        (1) Amendment No. 1 to the Distribution Agreement between the Trust on behalf Roszel/Delaware Trend Portfolio, Roszel/Lord Abbett Affiliated Portfolio and Roszel/PIMCO CCM Capital Appreciation Portfolio and MLPFS.

(f)     Not Applicable.

(g)     Custody Agreement between the Trust and JPMorgan Chase Bank. (2)

        (1) Amendment No. 1 to the Custody Agreement between the Trust on behalf of Roszel/Delaware Trend Portfolio, Roszel/Lord Abbett Affiliated Portfolio and Roszel/PIMCO CCM Capital Appreciation Portfolio and JPMorgan Chase Bank.

(h)(1) Mutual Funds Service Agreement between the Trust and J.P. Morgan Investor Services Co. (2)

        (a) Amendment No. 1 to the Mutual Funds Service Agreement between the Trust on behalf of Roszel/Delaware Trend Portfolio, Roszel/Lord Abbett Affiliated Portfolio and Roszel/PIMCO CCM Capital Appreciation Portfolio and J.P. Morgan Investor Services Co.

(h)(2) Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Trust and Financial Data Services, Inc. (2)

        (a) Amendment No. 1 to the Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Trust on behalf of Roszel/Delaware Trend Portfolio, Roszel/Lord Abbett Affiliated Portfolio and Roszel/PIMCO CCM Capital Appreciation Portfolio and Financial Data Services, Inc.

(i)(1)  Opinion and Consent of Sutherland Asbill & Brennan LLP. (2)

(i)(2)  Consent of Sutherland Asbill & Brennan LLP.

(j)     Consent of Deloitte & Touche LLP.

(k)     Not Applicable.

(1)     Not Applicable.

(m)     Not Applicable.

(n)     Not Applicable.

(p)(1)  Code of Ethics for the Trust and Roszel Advisors, LLC. (2)

(p)(2) Code of Ethics for Lord, Abbett & Co. LLC is incorporated herein by reference to Lord Abbett Bond-Debenture Fund, Inc.'s registration statement on Form N-1A (registration No. 2-38910) filed April 19, 2001.

(p)(3)  Code of Ethics for John A. Levin & Co., Inc. (2)

(p)(4)  Code of Ethics for Merrill Lynch Investment Managers, L.P. (2)

(p)(5)  Code of Ethics for Sound Capital Partners. (2)

(p)(6)  Code of Ethics for INVESCO-National Asset Management Group. (2)

(p)(7) Code of Ethics for Nicholas-Applegate Capital Management, LLC is incorporated herein by reference to Nicholas-Applegate Institutional Funds' registration statement on Form N-1A (registration No. 333-71469) filed May 20, 2002.

(p)(8)  Code of Ethics for Rittenhouse Financial Services, Inc. (2)

(p)(9) Code of Ethics for Seneca Capital Management LLC is incorporated herein by reference to Phoenix-Seneca Funds' registration statement on Form N-1A (registration No. 033-65137) filed January 25, 2002.

(p)(10) Code of Ethics for Valenzuela Capital Partners LLC is incorporated herein by reference to post-effective amendment No. 3 to Valenzuela Capital Trust's registration statement on Form N-1A (registration No. 333-81561) filed September 29, 2000.

(p)(11) Code of Ethics for J. & W. Seligman & Co. Incorporated. (2)

(p)(12) Code of Ethics for NWQ Investment Management Company. (2)

(p)(13) Code of Ethics for PIMCO Advisory Services Holdings LLC, Cadence Capital Management, LLC and NFJ Investments Group L.P. (2)

(p)(14) Code of Ethics for Delaware Management Company is incorporated herein by reference to post-effective amendment No. 61 to Delaware Group Equity Funds III registration statement on Form N-1A (registration No. 811-1485) filed August 29, 2000.

(p)(15) Code of Ethics for J.P. Morgan Fleming Asset Management (USA) Inc. is incorporated herein by reference to J.P. Morgan Funds' registration statement on Form N-1A (registration No. 033-54632) filed November 28, 2001.

(p)(16) Code of Ethics for Lazard Asset Management. (2)

(p)(17) Code of Ethics for Credit Suisse Asset Management, LLC. (2)


-------------


(1) Incorporated herein by reference to registrant's initial registration statement on Form N-1A (registration file No. 333-83074) filed February 20, 2002.

(2) Incorporated herein by reference to registrant's pre-effective amendment No. 2 to the registration statement on Form N-1A (registration file No. 333-83074) filed June 7, 2002.

(3) Incorporated herein by reference to pre-effective amendment No. 1 to registrant's registration statement on Form N-1A (registration No. 333-83074) filed April 12, 2002.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

        The list required by this Item, which includes the subsidiaries of Merrill Lynch & Co., Inc. ("ML"), is incorporated herein by reference to Exhibit 21, "Subsidiaries of the Registrant" of the Form 10-K405 filed by ML pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (SEC File No. 1-07182) for the fiscal year ended December 31, 2001 (the "Form 10-K").

ITEM 25. INDEMNIFICATION.

        As a Delaware business trust, the operations of Registrant are governed by its Declaration of Trust dated February 19, 2002 (the "Declaration of Trust"). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the DBTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DBTA and that the Declaration of Trust is to be governed by Delaware law. It nevertheless is possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

        To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (a) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (b) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (c) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (a) a court refuses to apply Delaware law; (b) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (c) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

        The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities

(other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

        Reference is made to "Investment Management" in the Prospectuses forming Part A, and "Investment Advisory and Other Services" in the Statement of Additional Information forming Part B, of this registration statement.

        Incorporated herein by reference to Schedules A and D of the Form ADV filed by Roszel Advisors, LLC pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act") (SEC File No. 801-61171).

        The list required by this Item for Lord, Abbett & Co. LLC ("Lord Abbett"), the investment subadviser to the Roszel/Lord Abbett Affiliated Portfolio, Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Lord Abbett Government Securities Portfolio, and Roszel/Lord Abbett Bond Debenture Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Lord Abbett pursuant to the Advisers Act (SEC File No. 801-6997).

        The list required by this Item for John A. Levin & Co., Inc. ("Levin"), the investment subadviser to the Roszel/Levin Large Cap Value Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Levin pursuant to the Advisers Act (SEC File No. 801-52602).

        The list required by this Item for Merrill Lynch Investment Managers, L.P., ("MLIM") the investment subadviser to the Roszel/MLIM Relative Value Portfolio and Roszel/MLIM Fixed Income Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by MLIM pursuant to the Advisers Act (SEC File No. 801-11583).

        The list required by this Item for Sound Capital Partners ("Sound"), the investment subadviser to the Roszel/Sound Large Cap Core Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Sound pursuant to the Advisers Act (SEC File No. 801-53275).

        The list required by this Item for INVESCO-National Asset Management Group ("INVESCO-NAM"), the investment subadviser to the Roszel/INVESCO-NAM Large Cap Core Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by INVESCO-NAM pursuant to the Advisers Act (SEC File No. 801-33949).

        The list required by this Item for Nicholas-Applegate Capital Management, LLC ("Nicholas-Applegate"), the investment subadviser to the Roszel/Nicholas-Applegate Large Cap Growth Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Nicholas-Applegate pursuant to the Advisers Act (SEC File No. 801-21442).

        The list required by this Item for Rittenhouse Financial Services, Inc. ("Rittenhouse"), the investment subadviser to the Roszel/Rittenhouse Large Cap Growth Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Rittenhouse pursuant to the Advisers Act (SEC File No. 801-18394).

        The list required by this Item for Seneca Capital Management LLC ("Seneca"), the investment subadviser to the Roszel/Seneca Large Cap Growth Portfolio and Roszel/Seneca Mid Cap Growth Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Seneca pursuant to the Advisers Act (SEC File No. 801-51559).

        The list required by this Item for Valenzuela Capital Partners LLC ("Valenzuela"), the investment subadviser to the Roszel/Valenzuela Mid Cap Value Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Valenzuela pursuant to the Advisers Act (SEC File No. 801-35519).

        The list required by this Item for J. & W. Seligman & Co. Incorporated ("Seligman"), the investment subadviser to the Roszel/Seligman Mid Cap Growth Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Seligman pursuant to the Advisers Act (SEC File No. 801-15798).

        The list required by this Item for NWQ Investment Management Company ("NWQ"), the investment subadviser to the Roszel/NWQ Small Cap Value Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by NWQ pursuant to the Advisers Act (SEC File No. 801-42159).

        The list required by this Item for PIMCO Advisory Services Holdings LLC ("PIMCO"), the investment subadviser to the Roszel/PIMCO Small Cap Value Portfolio and the Roszel/PIMCO CCM Capital Appreciation Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by PIMCO pursuant to the Advisers Act (SEC File No. 801-60575).

        The list required by this Item for NFJ Investments Group L.P. ("NFJ"), the investment subadviser to the Roszel/PIMCO Small Cap Value Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by NFJ pursuant to the Advisers Act (SEC File No. 801-47940).

        The list required by this Item for Cadence Capital Management ("Cadence"), the investment subadviser to the Roszel/PIMCO CCM Capital Appreciation Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Cadence pursuant to the Advisers Act (SEC File No. 801-48186).

        The list required by this Item for Delaware Management Company ("Delaware Management"), the investment subadviser to the Roszel/Delaware Trend Portfolio and the Roszel/Delaware Small-Mid Cap Growth Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Delaware Management pursuant to the Advisers Act (SEC File No. 801-32108).

        The list required by this Item for J.P. Morgan Fleming Asset Management
(USA) Inc. ("JPMFAM"), the investment subadviser to the Roszel/JP Morgan Small Cap Growth Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by JPMFAM pursuant to the Advisers Act (SEC File No. 801-50256).

        The list required by this Item for Lazard Asset Management ("Lazard"), the investment subadviser to the Roszel/Lazard International Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Lazard pursuant to the Advisers Act (SEC File No. 801-6568).

        The list required by this Item for Credit Suisse Asset Management, LLC ("Credit Suisse"), the investment subadviser to the Roszel/Credit Suisse International Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Credit Suisse pursuant to the Advisers Act (SEC File No. 801-37170).

ITEM 27. PRINCIPAL UNDERWRITERS

        (a)     MLPFS serves as the principal underwriter for the Trust.

        (b) The information required by this Item 27 for MLPFS is incorporated herein by reference to Schedule A of Form BD filed by MLPFS pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-007221).

        (c)     Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

        All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of the Trust; Roszel Advisors, LLC, 1300 Merrill Lynch Drive, Pennington, New Jersey 08534; JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017; J.P. Morgan Investor Services Co., 73 Tremont Street, Boston, Massachusetts 02108-3913; and Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 29. MANAGEMENT SERVICES.

        Except as set forth in the Prospectuses constituting Part A of the registration statement and under the caption "Investment Advisory and Other Services" in the statement of additional information constituting Part B of the registration statement, the registrant is not a party to any management-related service contract.


ITEM 30. UNDERTAKINGS. Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 ("Securities Act") and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused Post-Effective Amendment No. 2/4 to this registration statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Hopewell, and State of New Jersey, on the 25th day of April, 2003.


                                             MLIG VARIABLE INSURANCE TRUST
                                                     (Registrant)


                                             By: /s/ Michael P. Cogswell
                                                 --------------------------
                                                 Michael P. Cogswell
                                                 President

        Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


              Signature                            Title                                      Date

       /s/ Michael P. Cogswell                     Trustee and President                    April 25, 2003
---------------------------------------------      (Principal Executive Officer)
       Michael P. Cogswell

       /s/ Robert M. Bordeman*                     Trustee                                  April 25, 2003
---------------------------------------------
       Robert M. Bordeman

       /s/ Theodore P. Manno*                      Trustee                                  April 25, 2003
---------------------------------------------
       Theodore P. Manno

       /s/ Kevin J. Tierney*                       Trustee                                  April 25, 2003
---------------------------------------------
       Kevin J. Tierney

       /s/ Jerome Davies                           Treasurer and Chief Financial            April 25, 2003
---------------------------------------------      Officer (Principal Financial and
       Jerome Davies                               Accounting Officer)

       /s/ Edward W. Diffin, Jr.
---------------------------------------------
      *By: Edward W. Diffin, Jr.
           Pursuant to Power of Attorney

                                  EXHIBIT INDEX

   EXHIBIT
   NUMBER                 DESCRIPTION
--------------            ------------
23 (d) (1) (a)            Amendment No.1 to the Management Agreement between the
                          Trust, on behalf of Roszel/Neuberger Berman Small Cap
                          Growth Portfolio and Roszel Advisors, LLC.

23 (d) (2)                Management Agreement between the Trust on behalf of
                          Roszel/Delaware Trend Portfolio, Roszel/Lord Abbett
                          Affiliated Portfolio and Roszel/PIMCO CCM Capital
                          Appreciation Portfolio and Roszel Advisors, LLC.

23 (d) (3)                Investment Subadvisory Agreement between Roszel
                          Advisors, LLC, PIMCO Advisors Retail Holdings LLC and
                          Cadence Capital Management LLC respecting Roszel/PIMCO
                          CCM Capital Appreciation Portfolio.

23 (d) (4)                Investment Subadvisory Agreement between Roszel
                          Advisors, LLC and Delaware Management Company
                          respecting Roszel/Delaware Small Mid-Cap Growth
                          Portfolio.

23 (d) (5)                Investment Subadvisory Agreement between Roszel
                          Advisors, LLC and Delaware Management Company
                          respecting Roszel/Delaware Trend Portfolio.

23 (d) (6)                Investment Subadvisory Agreement between Roszel
                          Advisors, LLC and Lord, Abbett & Co. respecting
                          Roszel/Lord Abbett Affiliated Portfolio.

23 (d) (7)                Investment Subadvisory Agreement for Roszel/Lord
                          Abbett Large Cap Value Portfolio, Roszel/Lord Abbett
                          Mid Cap Value Portfolio, Roszel/Lord Abbett Government
                          Securities Portfolio, Roszel/Lord Abbett Bond
                          Debenture Portfolio, Roszel/MLIM Relative Value
                          Portfolio, Roszel/MLIM Fixed-Income Portfolio,
                          Roszel/Sound Large Cap Core Portfolio,
                          Roszel/INVESCO-NAM Large Cap Core Portfolio,
                          Roszel/Seneca Large Cap Growth Portfolio,
                          Roszel/Seneca Mid Cap Growth Portfolio, Roszel/NWQ
                          Small Cap Portfolio and Roszel/Valenzuela Mid Cap
                          Value Portfolio.

23 (e)                    Distribution Agreement between the Trust and Merrill
                          Lynch, Pierce, Fenner & Smith Incorporated

23 (e) (1) (a)            Amendment No. 1 to the Distribution Agreement between
                          the Trust on behalf of Roszel/Delaware Trend
                          Portfolio, Roszel/Delaware Small-Mid Cap Growth
                          Portfolio, Roszel/Lord Abbett Affiliated Portfolio and
                          Roszel/PIMCO CCM Capital Appreciation Portfolio and
                          MLPFS.

23 (g) (1) (a)            Amendment No. 1 to the Custody Agreement between the
                          Trust on behalf of Roszel/Delaware Trend Portfolio,
                          Roszel/Lord Abbett Affiliated Portfolio and
                          Roszel/PIMCO CCM Capital Appreciation Portfolio and
                          JPMorgan Chase Bank.

23 (h) (1) (a)            Amendment No. 1 to the Mutual Funds Service Agreement
                          between the Trust on behalf of Roszel/Delaware Trend
                          Portfolio, Roszel/Lord Abbett Affiliated Portfolio and
                          Roszel/PIMCO CCM Capital Appreciation Portfolio and
                          J.P. Morgan Investor Services Co.

23 (h) (2) (a)            Amendment No. 1 to the Transfer Agency, Dividend
                          Disbursing Agency and Shareholder Servicing Agency
                          Agreement between the Trust on behalf of
                          Roszel/Delaware Trend Portfolio, Roszel/Delaware
                          Small-Mid Cap Growth Portfolio, Roszel/Lord Abbett
                          Affiliated Portfolio and Roszel/PIMCO CCM Capital
                          Appreciation Portfolio and Financial Data Services,
                          Inc.

23 (i) (2)                Consent of Sutherland Asbill & Brennan LLP.

23 (j)                    Consent of Deloitte & Touche  LLP.